PROSPECTUS

                                3,605,229 SHARES
                          THE JAPAN EQUITY FUND, INC.
                                  COMMON STOCK
                        ISSUABLE UPON EXERCISE OF RIGHTS
                  TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

    The Japan Equity Fund, Inc. (the "Fund") is issuing to its shareholders of record as of the close of business on December 4, 2003 (the "Record Date") transferable rights ("Rights") entitling the holders thereof to subscribe for up to an aggregate of 3,605,229 shares (the "Shares") of the common stock, par value $.01 per share ("Common Stock"), of the Fund (the "Offer") at the rate of one share of Common Stock for each three Rights held, and entitling such Record Date Shareholders (as defined below) to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights. The number of Rights to be issued to Record Date Shareholders (as defined below) will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares of Common Stock held of record by Cede & Co. ("Cede"), the nominee for The Depository Trust Company, or any other depository or nominee (in each instance, a "Nominee Holder"), the number of Rights issued to such Nominee Holder will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial holders for whom it is the holder of record only if the Nominee Holder provides to the Fund, on or before the close of business on December 17, 2003, written representation of the number of Rights required for such rounding. Shareholders of record on the Record Date and beneficial holders with respect to whom Nominee Holders have submitted such written representations are referred to herein as "Record Date Shareholders." Fractional Shares will not be issued. The Rights are transferable and the Rights and the Shares will be listed for trading on the New York Stock Exchange (the "NYSE") subject to official notice of issuance. The Fund's Common Stock is traded on the NYSE under the symbol "JEQ." The Rights will be traded under the symbol "JEQ(RT)." SEE "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 90% OF THE AVERAGE OF THE CLOSING PRICE OF THE FUND'S COMMON STOCK ON THE NEW YORK STOCK EXCHANGE ON THE EXPIRATION DATE OF THE RIGHTS OFFERING AND FOR THE FOUR IMMEDIATELY PRECEDING TRADING DAYS, WITH A REQUIREMENT THAT THE PRICE BE NO LOWER THAN 95% OF THE NET ASSET VALUE PER SHARE OF COMMON STOCK OF THE FUND AT THE TIME OF THE EXPIRATION OF THE RIGHTS OFFERING.

    THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON DECEMBER 23, 2003 unless extended as described herein (THE "EXPIRATION DATE"). The Fund announced the Offer after the close of trading on the NYSE on November 10, 2003. The net asset value per share of Common Stock at the close of business on November 10, 2003 and December 4, 2003 was $5.99 and $6.00, respectively, and the last reported sale price of a share of Common Stock on the NYSE on November 10, 2003 and December 4, 2003 was $7.21 and $7.25, respectively.

    The address of the Fund in the United States is c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey, 07302-3051 (telephone number (201)915-3054).

    INVESTMENT IN THE FUND INVOLVES CERTAIN SPECIAL CONSIDERATIONS AND RISKS ARISING IN PART FROM THE FUND'S INVESTMENT IN SECURITIES OF JAPANESE COMPANIES THAT MAY BE CONSIDERED SPECULATIVE, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN SECURITIES OF U.S. ISSUERS OR CERTAIN OTHER NON-U.S. ISSUERS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."

    An immediate dilution of the aggregate net asset value of the Common Stock owned by Record Date Shareholders who do not fully exercise their Rights will be experienced as a result of the Offer if the Subscription Price is less than the Fund's then net asset value per share. If the Subscription Price is less than the Fund's then net asset value per share, the number of shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk Factors and Special Considerations."

    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and to retain it for future reference.

    FOR INFORMATION REGARDING THE OFFER, CONTACT THE INFORMATION AGENT AT (800)
                                   467-0835.
                                                        (CONTINUED ON NEXT PAGE)

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                              ESTIMATED PRICE          ESTIMATED         ESTIMATED PROCEEDS
                                             TO THE PUBLIC (1)       SALES LOAD (2)       TO THE FUND (3)
Per Share.................................        US$6.53               US$0.24               US$6.29
Total.....................................     US$23,542,145           US$882,830          US$22,659,315

                                               (FOOTNOTES ON THE FOLLOWING PAGE)

                         DAIWA SECURITIES AMERICA INC.

                The date of this Prospectus is December 5, 2003.

                           --------------------------

(FOOTNOTES FROM THE COVER PAGE)

(1) The estimated subscription price to the public is based on 90% of the closing price of the Fund's Common Stock on the New York Stock Exchange on December 4, 2003, the record date for the offering.

(2) In connection with the Offer, Daiwa Securities America Inc. (the "Dealer Manager") and any other broker dealers who have executed and delivered a Soliciting Dealer Agreement and who have solicited the exercise of Rights will receive fees for their soliciting efforts equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of such Rights. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for the Shares issued upon exercise of the Rights and to reimburse the Dealer Manager for its out-of-pocket expenses up to an aggregate of $100,000. The Fund, the Investment Manager and the Investment Adviser have agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended.

(3) Before deduction of expenses incurred by the Fund, estimated at $425,000, including up to an aggregate of $100,000 to be paid to the Dealer Manager in reimbursement of its expenses.

                           --------------------------

    The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section ("First Section") of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets, but under normal circumstances at least 80% of its assets, in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan, except for such cash or cash equivalents ("Temporary Investments") as it needs for purposes of settlement, meeting expenses and paying dividends. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be achieved.

    Unless otherwise specified, references in this Prospectus to "U.S. $" or "$" are to U.S. dollars and references to "yen" or "Y" are to Japanese yen.

    On December 1, 2003, the most actively traded interbank rate in the Tokyo foreign exchange market, as reported by The Bank of Japan, was $1.00 = Y109.210. Unless otherwise indicated, U.S. dollar equivalent information in Japanese yen for a period is based on the average of the daily exchange rates for the days in the period, and U.S. dollar information for the Japanese yen as of a specified date is based on the exchange rate for such date. No representation is made that the Japanese yen or U.S. dollar amounts in this Prospectus could have been or could be converted into U.S. dollars or Japanese yen, as the case may be, at any particular rate or at all. SEE "Risk Factors and Special Considerations, Exchange Rate Fluctuations and Foreign Currency Considerations" for information regarding historical rates of exchange between the Japanese yen and the U.S. dollar.

FEE TABLE

Shareholder Transaction Expenses:
    Sales Load (as a percentage of offering price)(1).......    3.75%
    Dividend Reinvestment and Cash Purchase Plan (the
     "Plan") Fees                                               None(2)
Annual Expenses (as a percentage of net assets attributable
to Shares of Common Stock):
    Management Fees.........................................    0.46%
    Interest Payment on Borrowed Funds......................    None%
    Other Expenses(3).......................................    1.04%
Total Annual Expenses.......................................    1.50%

EXAMPLE:

                                                       CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                      ---------------------------------------------
                                                       1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                      ---------   ---------   ---------   ---------
An investor would pay the following expenses on a
$1,000 investment, assuming a 5% annual return
throughout the periods(4)...........................  $     52    $     83    $    116    $    210

--------------
(1) The Fund has agreed to pay the Dealer Manager and other broker-dealers who have executed and delivered a Soliciting Dealer Agreement and who have solicited the exercise of Rights fees for their soliciting efforts equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of such Rights. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price per Share for each Share issued pursuant to the exercise of such Rights. These fees will be borne by the Fund and indirectly by all of the Fund's shareholders, including those who do not exercise their Rights.

(2) The Fund and the Plan Agent, PFPC Inc., impose no fee for participation in the Plan. However, each participant in the Plan will pay a PRO RATA share of brokerage commissions incurred in connection with open-market purchases of Fund shares under the Plan.

(3) The figures provided under "Other Expenses" are based upon expenses for the fiscal year ended October 31, 2003 and do not include expenses of the Fund incurred in connection with the Offer, estimated at $425,000 or 1.81% of the offering price. SEE "Management of the Fund" for additional information.

(4) The example reflects the Sales Load and other expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

    The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

    The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 1.50% and assumes that all of the Rights are exercised. The table above and the assumption in the Example of a 5% annual return are required by the U.S. Securities and Exchange Commission (the "Commission") regulations applicable to all investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

    This table below sets forth certain specified information for a share of Common Stock outstanding throughout each year presented. The information for the fiscal years ended October 31, 1994 through October 31, 2003 has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes contained therein.

                       SELECTED PER SHARE DATA AND RATIOS

               (For a common share outstanding throughout each year)

                                                         FOR THE YEARS ENDED OCTOBER 31
                                  ----------------------------------------------------------------------------
                                    2003       2002       2001      2000*       1999       1998        1997
                                  --------   --------   --------   --------   --------   ---------   ---------
Net asset value, beginning of
 year...........................  $ 4.54     $ 5.59     $ 8.35     $ 9.39     $ 6.08     $  6.99     $ 10.52
                                  ------     ------     ------     ------     ------     -------     -------
Net investment loss.............   (0.02)     (0.04)     (0.04)     (0.04)     (0.01)      (0.01)      (0.01)
Net realized and unrealized
 gains (losses) on investments
 and foreign currency
 transactions...................    1.48      (1.01)     (2.72)     (1.00)      3.32       (0.90)      (2.86)
                                  ------     ------     ------     ------     ------     -------     -------
Net increase (decrease) in net
 asset value resulting from
 operations.....................    1.46      (1.05)     (2.76)     (1.04)      3.31       (0.91)      (2.87)
                                  ------     ------     ------     ------     ------     -------     -------
Less: dividends and
 distributions to shareholders
 from:
  Net realized gains on
   investments and foreign
   currency transactions........      --         --         --         --         --          --       (0.66)
                                  ------     ------     ------     ------     ------     -------     -------
Dilutive effect of rights
 offering.......................      --         --         --         --         --          --          --
                                  ------     ------     ------     ------     ------     -------     -------
Offering costs charged to
 paid-in capital in excess of
 par value......................      --         --         --         --         --          --          --
                                  ------     ------     ------     ------     ------     -------     -------
Net asset value, end of year....  $ 6.00     $ 4.54     $ 5.59     $ 8.35     $ 9.39     $  6.08     $  6.99
                                  ======     ======     ======     ======     ======     =======     =======
Per share market value, end of
 year...........................  $7.160     $4.150     $4.990     $7.063     $9.813     $ 6.875     $ 7.375
                                  ======     ======     ======     ======     ======     =======     =======
Total investment return:
  Based on market price at
   beginning and end of year
   assuming reinvestment of
   dividends....................   72.53%    (16.83)%   (29.35)%   (28.02)%    42.73%      (6.78)%    (23.76)%
  Based on net asset value at
   beginning and end of year
   assuming reinvestment of
   dividends....................   32.16%    (18.78)%   (33.05)%   (11.08)%    54.44%     (13.02)%    (28.73)%
Ratios and supplemental data:
  Net assets, end of year (in
   millions)....................  $ 64.9     $ 49.1     $ 60.5     $ 90.3     $101.6     $  65.8     $  75.6
  Ratios to average net assets
   of:
    Expenses....................    1.50%      1.44%      1.12%      0.96%      1.08%       1.19%       1.03%
    Net investment loss.........   (0.48)%    (0.74)%    (0.51)%    (0.48)%    (0.11)%     (0.13)%     (0.13)%
  Portfolio turnover rate.......   84.00%     76.19%     63.39%     61.91%     58.70%      52.07%      61.75%
  Average commission rate per
   share........................      --         --         --         --         --          --     $0.0237

                                   FOR THE YEARS ENDED OCTOBER 31
                                  --------------------------------
                                    1996        1995        1994
                                  ---------   ---------   --------
Net asset value, beginning of
 year...........................  $ 11.47     $ 14.86     $14.69
                                  -------     -------     ------
Net investment loss.............    (0.01)      (0.01)     (0.03)
Net realized and unrealized
 gains (losses) on investments
 and foreign currency
 transactions...................     0.19       (1.90)      1.75
                                  -------     -------     ------
Net increase (decrease) in net
 asset value resulting from
 operations.....................     0.18       (1.91)      1.72
                                  -------     -------     ------
Less: dividends and
 distributions to shareholders
 from:
  Net realized gains on
   investments and foreign
   currency transactions........    (0.67)      (1.48)     (1.09)
                                  -------     -------     ------
Dilutive effect of rights
 offering.......................    (0.43)         --      (0.42)
                                  -------     -------     ------
Offering costs charged to
 paid-in capital in excess of
 par value......................    (0.03)         --      (0.04)
                                  -------     -------     ------
Net asset value, end of year....  $ 10.52     $ 11.47     $14.86
                                  =======     =======     ======
Per share market value, end of
 year...........................  $10.375     $12.875     $15.00
                                  =======     =======     ======
Total investment return:
  Based on market price at
   beginning and end of year
   assuming reinvestment of
   dividends....................   (13.55)%+    (4.21)%    22.10%+
  Based on net asset value at
   beginning and end of year
   assuming reinvestment of
   dividends....................    (1.18)%+   (13.86)%    11.88%+
Ratios and supplemental data:
  Net assets, end of year (in
   millions)....................  $ 113.6     $  92.7     $119.6
  Ratios to average net assets
   of:
    Expenses....................     0.90%       0.97%      0.93%
    Net investment loss.........    (0.04)%     (0.07)%    (0.19)%
  Portfolio turnover rate.......    33.89%      28.35%     30.76%
  Average commission rate per
   share........................  $0.0325         N/A        N/A

------------------
* Effective January 1, 2000, Daiwa SB Investments Ltd. replaced Daiwa Securities Trust Company as Investment Adviser to the Fund.

+ For the years ended October 31, 1996 and 1994, the total investment return includes the benefit of shares resulting from the exercise of rights.

                    TRADING AND NET ASSET VALUE INFORMATION

    The following table for each of the periods indicated shows the highest and lowest selling prices of the Fund's Common Stock on the New York Stock Exchange Composite Tape, and the net asset value per share and the premium or discount to net asset value per share on the date of each of the high and low market prices.

                                                                                                         PREMIUM/
                                                                                                      (DISCOUNT) TO
                                                                                                        NET ASSET
                                                   MARKET PRICE(1)          NET ASSET VALUE              VALUE(2)
                                                ----------------------   ----------------------   ----------------------
QUARTER ENDED                                     HIGH          LOW        HIGH          LOW        HIGH          LOW
-------------                                   --------      --------   --------      --------   --------      --------
January 31, 2002..............................    5.10          4.32       5.60          5.22       (8.93)       (17.24)
April 30, 2002................................    6.14          4.30       5.60          4.60        9.64         (6.52)
July 31, 2002.................................    6.99          4.64       5.96          5.31       17.28        (12.62)
October 31, 2002..............................    5.30          3.88       5.19          4.64        2.12        (16.38)
January 31, 2003..............................    4.98          4.07       4.76          4.68        4.62        (13.03)
April 30, 2003................................    4.61          4.02       4.64          4.51       (0.65)       (10.86)
July 31, 2003.................................    6.95          4.41       5.05          4.24       37.62          4.01
October 31, 2003..............................    7.70          5.45       6.26          4.81       23.00         13.31

--------------
(1) Highest and Lowest selling price per share as reported on the NYSE for the respective quarter.

(2) "Premium/(Discount) to Net Asset Value" represents the discount or premium from net asset value of the shares on the date of the respective high and low market price for the respective quarter.

    The closing market price and net asset value per share of the Common Stock on December 4, 2003 were $7.25 and $6.00, respectively.

    There can be no assurance whether the Fund's Common Stock will trade in the future above, at, or below net asset value.

                      CAPITALIZATION AT NOVEMBER 30, 2003

                                                                         AMOUNT OUTSTANDING
                                                                         EXCLUSIVE OF AMOUNT
                                                AMOUNT HELD BY THE     HELD BY THE FUND OR FOR
   TITLE OF CLASS        AMOUNT AUTHORIZED    FUND OR FOR ITS ACCOUNT        ITS ACCOUNT
---------------------  ---------------------  -----------------------  -----------------------
    Common Stock,        30,000,000 shares              0                10,815,688 shares
   $0.01 par value

                               PROSPECTUS SUMMARY

    THE FOLLOWING IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS.

TERMS OF THE OFFER

    The Japan Equity Fund, Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on December 4, 2003 (the "Record Date") transferable rights (the "Rights") to subscribe for up to an aggregate of 3,605,229 shares of Common Stock (the "Shares") of the Fund (the "Offer"). Each Record Date Shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to Record Date Shareholders will be rounded up to the nearest number of Rights evenly divisible by three. In the case of Shares held of record by a Nominee Holder (as defined below), the number of Rights issued to such Nominee Holder will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial holders for whom it is the holder of record only if the Nominee Holder provides to the Fund on or before the close of business on December 17, 2003 written representation of the number of Rights required for such rounding. Accordingly, no fractional Shares will be issued. The Rights entitle the holders thereof to acquire at the Subscription Price (as hereinafter defined) one Share for each three Rights held. The Subscription Period commences on December 9, 2003 and ends at 5:00 p.m., New York time, on December 23, 2003 unless extended by the Fund and the Dealer Manager (the "Expiration Date"). The Rights are evidenced by subscription certificates ("Subscription Certificates") which will be mailed to Record Date Shareholders except as discussed below under "Foreign Restrictions."

    The right of a holder of Rights (a "Rights Holder") to acquire during the Subscription Period at the Subscription Price one Share for each three Rights held is hereinafter referred to as the "Primary Subscription." All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York time, on the Expiration Date. Rights Holders purchasing Shares in the Primary Subscription are hereinafter referred to as "Exercising Rights Holders."

OVER-SUBSCRIPTION PRIVILEGE

    Any Record Date Shareholder who fully exercises all Rights held by such Record Date Shareholder before or on the Expiration Date is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the number of Shares that a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee (in each instance, a "Nominee Holder"), will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

SUBSCRIPTION PRICE

    The Subscription Price per Share will be 90% of the average of the closing price of the Fund's Common Stock on the New York Stock Exchange on the Expiration Date of the rights offering and for the four immediately preceding trading days, with a requirement that the price be no lower than 95% of the net asset value per common share of the Fund at the time of the expiration of the rights offering. The Subscription Price is discussed further under "The Offer--The Subscription Price." In addition, information with respect to quarterly high and low sale prices of the Fund's Common Stock on the New York Stock Exchange Composite Tape, quarterly trading volume on the NYSE and quarterly high and low net asset value per share is summarized under "Trading and Net Asset Value Information," and a table depicting the premium and discount percentages of the market price of the Fund's Common Stock to its per share net asset value during the period from November 1, 2001 through October 31, 2003 is summarized under "Trading and Net Asset Value Information."

EXERCISING RIGHTS

    Rights will be evidenced by Subscription Certificates (SEE Appendix A) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check (as described in "The Offer--Payment for Shares"), to PFPC Inc. (the "Subscription Agent") at the address set forth under "The Offer--Subscription Agent." Exercising Rights Holders will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate. SEE "The Offer--Exercise of Rights and Payment for Shares." Rights Holders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares being acquired and will be required initially to pay for such Shares at the estimated Subscription Price of $6.53 (the "Estimated Subscription Price"). There is no minimum number of Rights that must be exercised in order for the Offer to close.

SALE OF RIGHTS

    The Rights are transferable until the close of trading on the NYSE on the last Business Day (as defined below) prior to the Expiration Date. The Rights and Shares will be listed for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE may be conducted until the close of trading on the last Business Day prior to the Expiration Date. The Fund expects that a market for the Rights will develop and that the value of the Rights, if any, will be reflected by the market price. The Fund will use its best efforts to maintain an adequate market for the Rights until the close of trading on the last Business Day prior to the Expiration Date for the benefit of the shareholders who do not exercise their Rights. Rights may be sold directly by a Rights Holder, or sold through the Subscription Agent if received by the Subscription Agent prior to December 18, 2003. Trading of the Rights on the NYSE will be conducted on a when issued basis commencing on December 8, 2003 and on a regular way basis from December 10, 2003 through the last Business Day prior to the Expiration Date. If the Subscription Agent receives Rights for sale in a timely manner, it will transfer such Rights to the Dealer Manager, which will use its best efforts to sell the Rights on the NYSE. Any commissions in connection with the sale of Rights by the Subscription Agent will be paid by the applicable selling Rights Holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold, and neither of them has guaranteed any minimum sale price for the Rights. For purposes of this Prospectus, a "Business Day" means any day on which trading is conducted on the NYSE.

    Rights Holders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial adviser or the financial press. Exercising Rights Holders' inquiries should be directed to The Altman
Group, Inc. See "Information Agent" below.

DEALER MANAGER AND SOLICITING FEES

    In connection with the Offer, the Fund has agreed to pay Daiwa Securities America Inc., as Dealer Manager, and other broker dealers who have executed and delivered a Soliciting Dealer Agreement and who have solicited the exercise of Rights, fees for their soliciting efforts equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of such Rights. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for shares of Common Stock issued upon exercise of the Rights and to reimburse the Dealer Manager for its out-of-pocket expenses in connection with the Offer up to an aggregate of $100,000. SEE "Distribution Arrangements."

FOREIGN RESTRICTIONS

    Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) ("Foreign Record Date Shareholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 5:00 p.m., New York time, on December 17, 2003, which is four Business Days prior to the Expiration Date, unless extended, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager, which will use its best efforts to sell the Rights on the NYSE. The net proceeds, if any, from the sale of those Rights by the Dealer Manager will be remitted to the Foreign Record Date Shareholders.

INFORMATION AGENT

    The Information Agent for the Offer is:

                             THE ALTMAN GROUP, INC.
                             1275 Valley Brook Ave.
                              Lyndhurst, NJ 07071
                           Toll Free: (800) 467-0835
                       Or Email: wantler@altmangroup.com

IMPORTANT DATES TO REMEMBER

EVENT                                                    DATE
-----                                   --------------------------------------
Record Date...........................  December 4, 2003
Subscription Period...................  December 9, 2003 to December 23, 2003
                                          (unless extended)
Expiration Date and Pricing Date......  December 23, 2003 (unless extended)
Subscription Certificates and Payment
  for Shares Due......................  December 23, 2003
Notices of Guaranteed Delivery Due....  December 23, 2003
Subscription Certificates and Payment
  for Shares pursuant to Notice of
  Guaranteed Delivery Date............  December 31, 2003
Confirmation to Participants..........  January 6, 2004
Payment of any additional amounts for
  Shares Due..........................  January 26, 2004

PURPOSE OF THE OFFER AND USE OF PROCEEDS

    The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of investment opportunities in securities of Japanese companies whose securities are traded on the First Section of the TSE. The Fund believes that increasing the size of the Fund should also result in lowering the Fund's expenses as a proportion of average net assets, although no assurance can be given that this result will be achieved. At October 31, 2003, the Fund had net assets of $64,918,372. In addition, the Fund seeks to reward its shareholders by giving them the right to purchase additional shares of Common Stock at a price below market without incurring any commission charge. The distribution to shareholders of transferable Rights which themselves may have intrinsic value will also afford non-participating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interest in the Fund.

    The Investment Manager (as defined below), the Investment Adviser (as defined below) and the Fund's Administrator and U.S. Custodian, will each benefit from the Offer because their respective fees are based on the weekly average net assets of the Fund. SEE "Management of the Fund--Investment Management Agreement and Investment Advisory Agreement" and "Administration and Custodians."

    The net proceeds of the Offer will be invested in accordance with the Fund's investment objective and policies. SEE "Investment Objective and Policies." Assuming all of the Rights are exercised, the net proceeds of the Offer will be invested in accordance with the Fund's investment objective and policies within approximately 30 days of the Expiration Date. SEE "The Offer--Purpose of the Offer."

THE FUND

    The Fund is a diversified, closed-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed principally for investors wishing to participate in the economy and securities market of Japan through investment primarily in equity securities of companies listed on the First Section of the TSE. SEE "The Fund."

LISTING

    The Fund's shares are traded on the New York Stock Exchange under the symbol "JEQ." The Rights will be traded on the NYSE, in units of one Right, under the symbol "JEQ(RT)," subject to official notice of issuance.

INVESTMENT MANAGER

    Daiwa SB Investments (USA) Ltd. (the "Investment Manager"), a direct subsidiary of Daiwa SB Investments Ltd., which maintains sole ownership of investment advisory subsidiaries in London, Hong Kong and Singapore to provide investment advisory services to a global clientele, acts as the Fund's Investment Manager. The Investment Manager is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The Investment Manager currently serves as an investment adviser to three investment companies registered under the 1940 Act, managing approximately $226.4 million as of October 31, 2003. SEE "Management of the Fund."

INVESTMENT ADVISER

    Daiwa SB Investments Ltd. acts as investment adviser (in such capacity, the "Investment Adviser") to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Investment Manager and the Investment Adviser. The Investment Adviser had $25.95 billion under management as of October 31, 2003. SEE "Management of the Fund."

INVESTMENT MANAGEMENT AND ADVISORY FEES

    The Fund pays to the Investment Manager an aggregate monthly fee in U.S. dollars at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the value of the Fund's average weekly net assets, of which 40% of the total fee is retained by the Investment Manager and 60% is paid by the Investment Manager to the Investment Adviser. The Fund is also responsible for all of its operating expenses. SEE "Management of the Fund."

ADMINISTRATOR; ADMINISTRATION FEE

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Investment Manager and Investment Adviser provides administrative services to the Fund pursuant to an Administration Agreement (the "Administration Agreement"). The Fund pays to DSTC a fee, calculated weekly and paid monthly in U.S. dollars, at an annual rate of 0.20% of the first $60 million, 0.15% of the next $40 million and 0.10% of the excess over $100 million of the average weekly net assets of the Fund, with a minimum annual fee of $120,000 ($10,000 per month). SEE "Administration and Custodians."

CUSTODIANS

    DSTC also acts as custodian with respect to the Fund's non-Japanese securities and non-yen denominated assets. DSTC has appointed The Sumitomo Mitsui Banking Corporation to act as sub-custodian (the "Japanese Custodian") for the Fund's assets held in Japan. As compensation for its services as Custodian, DSTC receives a monthly fee based upon the Fund's average weekly net assets. In addition, DSTC is reimbursed by the Fund for any out-of-pocket expenses incurred in connection with the performance of its duties as custodian. The out-of-pocket expenses of DSTC include the annual fees, asset-based or transaction-based, and the out-of-pocket expenses of the Japanese Custodian. SEE "Administration and Custodians."

DIVIDEND DISTRIBUTIONS AND REINVESTMENT

    The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest payments, and expects to distribute substantially all of its net realized capital gains, if any, at least annually. Shareholders receive dividends in cash, except that shareholders may elect to have their dividends or other distributions from the Fund automatically reinvested in additional shares of the Fund pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Shareholders whose shares are held in the name of a broker or nominee who wish to participate in the Plan should contact such broker or nominee to confirm that they will participate in the Plan on the shareholders' behalf. SEE "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

RISK FACTORS AND SPECIAL CONSIDERATIONS

    DILUTION

    An immediate dilution of the aggregate net asset value of the Common Stock owned by Record Date Shareholders who do not fully exercise their Rights may be experienced as a result of the Offer because the Subscription Price may be less than the Fund's net asset value per share, and therefore the number of shares outstanding after the Offer may increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they had fully exercised their Rights. It is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the subscription price will be or what the net asset value per share will be on the Expiration Date. For example, assuming that all Rights are exercised and that the Subscription Price of $5.70 is 5% below the Fund's net asset value of $6.00 per share on December 4, 2003, the Fund's net asset value per share (after payment of the financial advisory and soliciting fees and estimated offering expenses) would be reduced by approximately $0.16 per share. The distribution to shareholders of transferable Rights which themselves may have intrinsic value will also afford non-participating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the dilution of their interest in the Fund. No assurance can be given that a market for the Rights will develop or as to the value, if any, that such Rights will have.

    CERTAIN RISK FACTORS

    Investing in Japanese Equities (as defined herein) involves certain risks and special considerations not typically associated with investing in securities of established U.S. companies, including:

(1) risks related to the nature of the markets for Japanese Equities, including the effect of cross-shareholdings in Japanese companies on the Japanese equities markets and risks that the Japanese equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets;

(2) political and economic risks with respect to Japan, including the possible imposition of, or changes in, currency exchange laws or other Japanese laws or restrictions applicable to investments in Japanese Equities;

(3) fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and

(4) Japanese laws and government regulations which may create potential limitations and restrictions on investments by the Fund in Japanese Equities.

    SEE "Risk Factors and Special Considerations."

    In addition, Japanese accounting, financial and other reporting standards are, in certain respects, more limited than U.S. standards. Under Japanese practice, certain material disclosures may not be made and less information is available to persons investing in Japan than in the United States. SEE "Risk Factors and Special Considerations."

    Because the Fund invests primarily in Japanese Equities and the Fund may also invest in yen-denominated debt securities (as Temporary Investments), the U.S. dollar value of the Fund's assets will be adversely affected by a decline in the value of the yen relative to the U.S. dollar. SEE "Risk Factors and Special Considerations."

    The Fund may borrow under certain circumstances, including to pay dividends, finance share repurchases and for temporary or emergency purposes. Such borrowings would involve the Fund in leveraging and increase exposure to capital risk and produce interest costs which would reduce the Fund's net income. SEE "Investment Restrictions."

    PREMIUM/DISCOUNT TO NET ASSET VALUE

    As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether the Fund's Common Stock will trade at, above or below net asset value. Since its initial public offering in July 1992, the Fund's Common Stock has traded at times at either a discount or a premium to its net asset value. SEE "Financial Highlights--Trading and Net Asset Value Information." The Fund cannot predict whether its own shares will in the future trade at, below or above net asset value. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because for those investors realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

    ARTICLES OF INCORPORATION

    The Fund's Amended and Restated Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. SEE "Description of Common Stock--Anti-Takeover Provisions."

    MARKET DISRUPTION

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Stock.

                                    THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was incorporated under the laws of the State of Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." The Fund's principal office is c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302, and its telephone number is (201) 915-3054.

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets, but under normal circumstances at least 80% of the value of its assets, in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments made by the Fund.

                                   THE OFFER

TERMS OF THE OFFER

  FOR INFORMATION REGARDING THE OFFER, CONTACT THE INFORMATION AGENT AT (800)
                   467-0835 OR EMAIL: WANTLER@ALTMANGROUP.COM

    The Fund is issuing Rights to subscribe for the Shares to Record Date Shareholders. Each Record Date Shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to Record Date Shareholders will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares held of record by a Nominee Holder, the number of Rights issued to such Nominee Holder will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial holders for whom it is the holder of record only if the Nominee Holder provides to the Fund on or before the close of business on December 17, 2003 written representation of the number of Rights required for such rounding. Accordingly, no fractional Shares will be issued. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each three Rights held. The Rights are evidenced by Subscription Certificates, which will be mailed to the Record Date Shareholders other than Foreign Record Date Shareholders. SEE "The Offer--Foreign Shareholders."

    Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on December 9, 2003, and ends at 5:00 p.m., New York time, on December 23, 2003, unless extended by the Fund and the Dealer Manager. SEE "The Offer--Expiration of the Offer." Parties that purchase Rights prior to the Expiration Date may also purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York time, on the Expiration Date.

    Any Record Date Shareholder who fully exercises all Rights held by such Record Date Shareholder before or on the Expiration Date is entitled to subscribe for Shares which were not otherwise subscribed for by Exercising Rights Holders in the Primary Subscription. For purposes of determining the maximum number of Shares that a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede, the nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

    Rights will be evidenced by Subscription Certificates (SEE Appendix A) and may be exercised by completing a Subscription Certificate and delivering it, together with proper payment. The method by which Rights may be exercised and Shares paid for is set forth below under "Exercise of Rights" and "Payment for Shares." An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate. Persons exercising Rights will not know at the time of exercise the Subscription Price of the Shares being acquired and will be required initially to pay for both Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege at the Estimated Subscription Price of $6.53 per share. SEE "Payment for Shares" below.

    The Rights are transferable until the close of business on the last Business Day prior to the Expiration Date and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent if delivered to the Subscription Agent on or before December 18, 2003. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE may be conducted until and including the close of trading on the last Business Day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under "Sale of Rights." Shares issued pursuant to an exercise of Rights will also be listed on the NYSE, subject to official notice of issuance.

PURPOSE OF THE OFFER

    The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of investment opportunities in the equity securities of companies that are listed on the TSE. The Fund believes that increasing the size of the Fund should also result in lowering the Fund's expenses as a proportion of average net assets, although no assurance can be given that this result will be achieved. At October 31, 2003, the Fund had net assets of $64,918,372. In addition, the Fund seeks to reward shareholders by giving them the right to purchase additional shares of Common Stock at a price below market without incurring any commission charge. The distribution to shareholders of transferable Rights which may themselves have intrinsic value will also afford non-participating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interest in the Fund. The Board of Directors determined to proceed with the offer of transferable rights after having considered the dilutive effects of the offering on shareholders who are unwilling or unable to fully exercise their rights, as well as the alternatives of a secondary offering and the offer of non-transferable rights.

    The Investment Manager, the Investment Adviser, the U.S. Custodian and the Administrator will each benefit from the Offer because their respective fees are based on the weekly average net assets of the Fund. SEE "Management of the Fund--Investment Management Agreement and Investment Advisory Agreement" and "Administration and Custodians." It is not possible to state precisely the amount of additional compensation the Investment Manager, the Investment Adviser, the U.S. Custodian and the Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of the Subscription Price of $6.53, the Investment Manager would receive additional annual management fees of approximately $44,469, of which the Investment Adviser would receive 60% or $26,681, from the Investment Manager , the U.S. Custodian would receive additional fees of $11,117 and the Administrator would receive additional fees of $33,351. In addition to financial advisory fees and solicitation fees, the Dealer Manager, which is an affiliate of the Investment Manager and the Investment Adviser, may realize profits or losses as a result of the Offer made hereby. SEE "Distribution Arrangements." One of the Fund's Directors who voted to authorize the Offer is affiliated with the Investment Manager, the Investment Adviser, the U.S. Custodian, the Administrator and the Dealer Manager. This Director could benefit indirectly from the Offer because of his affiliations. The other four Directors, who voted to authorize the Offer, are not affiliated with the Investment Manager, the Investment Adviser, the U.S. Custodian, the Administrator or the Dealer Manager (the "Non-Interested Directors"). SEE "Directors and Officers" and "Management of the Fund."

    The Fund may, in the future and at the discretion of its Board of Directors, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer.

USE OF PROCEEDS

    If all of the Rights are exercised in full at the Estimated Subscription Price of $6.53 per Share, the proceeds, net of commissions, to the Fund would be approximately $22.7 million, before deducting expenses incurred by the Fund, estimated at $425,000. However, there can be no assurance that all Rights will be exercised in full. The Investment Adviser believes that it may take up to approximately 30 days after the Expiration Date (as defined below), depending on market conditions and the availability of appropriate securities, to invest the net proceeds of the Offer in accordance with the Fund's investment objective. SEE "Risk Factors and Special Considerations." Pending such investment, it is anticipated that the proceeds will be invested in yen-denominated or U.S. dollar-denominated debt securities. SEE "Investment Objective and Policies."

OVER-SUBSCRIPTION PRIVILEGE

    Shares not subscribed for by Rights Holders will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all exercisable Rights held by them on the Expiration Date and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Record Date Shareholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights held by them, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain, all over-subscriptions will be honored in full.

    If subscriptions for Shares pursuant to the Over-Subscription Privilege exceed the Shares available, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund so that the number of shares issued to Record Date Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Fund on the Record Date. The percentage of remaining Shares each over-subscribing Record Date Shareholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a PRO RATA basis.

    The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

    The Subscription Price per Share will be will be 90% of the average of the closing price of the Fund's Common Stock on the New York Stock Exchange on the Expiration Date of the rights offering and for the four immediately preceding trading days, with a requirement that the price be no lower than 95% of the net asset value per common share of the Fund at the time of the expiration of the rights offering. Exercising Rights Holders will have no right to rescind a purchase after receipt of their completed Subscription Certificates for Shares by the Subscription Agent. The Fund does not have the right to withdraw the Offer after the Rights have been distributed.

    The Fund announced the Offer after the close of trading on the NYSE on November 10, 2003. The net asset value per share of Common Stock at the close of business on November 10, 2003 and on December 4, 2003 was $5.99 and $6.00, respectively, and the last reported sale price of a share of Common Stock on the NYSE on November 10, 2003 and on December 4, 2003 was $7.21 and $7.25, respectively.

EXPIRATION OF THE OFFER

    The Offer will expire at 5:00 p.m., New York time, on December 23, 2003 (the "Expiration Date") unless extended by the Fund and the Dealer Manager. Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the date upon which the price of the rights will be determined (the "Pricing Date") will be the same date, the shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price of such shares when they make such decision. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 5:00 p.m., New York City time, on the business day prior to the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

    The Subscription Agent is PFPC Inc. The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent, an amount estimated to be approximately $35,000, which includes reimbursement for out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend paying agent and registrar. Questions regarding the Subscription Certificates should be directed to PFPC Inc., P.O. Box 859208, Braintree, Massachusetts 02185-9208 (telephone number:

(781) 843-1833). Shareholders may also consult their brokers or nominees. Signed Subscription Certificates (SEE Appendix A) should be sent together with proper payment of the Subscription Price, to PFPC Inc., by one of the methods described below. The Fund will accept only Subscription Certificates actually received at any of the addresses listed below. Notices of Guaranteed Delivery may also be sent by facsimile to (781) 380-3388, with the original Notice of Guaranteed Delivery to be sent promptly by one of the methods described below. Facsimiles should be confirmed by telephone to (781) 843-1833 ext. 200.

    (1)    BY FIRST CLASS MAIL
           PFPC Inc.
           P.O. Box 859208
           Braintree, MA 02185-9208

    (2)    EXPRESS MAIL OR OVERNIGHT COURIER:
           PFPC Inc.
           161 Bay State Road
           Braintree, MA 02184

    (2)    BY HAND:
           Securities Transfer and Reporting Services, Inc.
           Attn: The Japan Equity Fund
           100 Williams Street Galleria
           New York, NY 10038

    DELIVERY TO AN ADDRESS OTHER THAN ONE OF THOSE LISTED ABOVE WILL NOT CONSTITUTE GOOD DELIVERY.

INFORMATION AGENT

    The Information Agent for the Offer is:

                             The Altman Group, Inc.
                             1275 Valley Brook Ave.
                              Lyndhurst, NJ 07071
                           Toll Free: (800) 467-0835
                                       or
                         Email: wantler@altmangroup.com

The Fund will pay the Information Agent an amount estimated to be approximately $35,000, which includes reimbursement for out-of-pocket expenses related to the Offer.

    Any questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers listed above.

SALE OF RIGHTS

    The Rights are transferable until the last Business Day prior to the Expiration Date. The Rights will be listed on the NYSE under the symbol "JEQ(RT)" and may be sold on the NYSE through the usual investment channels. The Fund has used its best efforts to ensure that an adequate trading market for the Rights will exist by causing the Rights to be listed on the NYSE and by retaining the Dealer Manager, the Subscription Agent and the Information Agent. Although there can be no assurance that such a market for the Rights will develop, trading in the Rights on the NYSE may be conducted until the close of trading on the last Business Day prior to the Expiration Date.

    SALES THROUGH SUBSCRIPTION AGENT

    Rights Holders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent prior to December 18, 2003, which will allow the Subscription Agent three NYSE trading days in which to sell such Rights. Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of the sale, net of commissions, to selling the Rights Holders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Subscription Agent on the day such Rights are sold. The selling Rights Holders will pay all brokerage commissions incurred by the Subscription Agent. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming shareholders until such proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, of trading on the NYSE.

    The Subscription Agent will retain the Dealer Manager to act as its broker in carrying out the sale of any rights on its behalf so long as the Subscription Agent concludes that the fees charged by the Dealer Manager are competitive with those fees which would be charged by other brokers for carrying out the same or similar transactions.

    OTHER TRANSFERS

    The Rights are transferable until the close of trading on the NYSE on the last Business Day prior to the Expiration Date. The Rights evidenced by a single Subscription Certificate may be transferred in whole or in part (in a number evenly divisible by three) by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer in accordance with the accompanying instructions, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the transferring Rights Holder or, if the transferring Rights Holder so instructs, to an additional transferee.

    Holders of Rights wishing to transfer all or a portion of their Rights should allow at least three Business Days prior to the Expiration Date for
(i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent will have any liability to a transferee or transferor of Rights if Subscription Certificates are not received by the transferee in time for exercise or sale prior to the Expiration Date.

    Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent, or the Dealer-Manager.

    The Rights will be eligible for transfer through, and the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of The Depository Trust Company ("DTC"); Rights exercised through DTC are referred to as "DTC Exercised Rights." The holder of a DTC Exercised Right may exercise the Over-Subscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a Nominee Holder Over-Subscription Form (SEE Appendix C), together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. Copies of the Nominee Holder Over-Subscription Form may be obtained from the Information Agent.

EXERCISE OF RIGHTS

    Rights may be exercised by completing and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment of the Estimated Subscription Price for the Shares as described below under "Payment for Shares." Exercising Rights Holders should designate on the appropriate portion of the Subscription Certificate the Dealer Manager, Soliciting Dealer or other broker-dealer that was influential in the exercise of Rights by the Exercising Rights Holder. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the

Expiration Date at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker or dealer, who may charge such Exercising Rights Holder a servicing fee.

    Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

EXERCISE OF THE OVER-SUBSCRIPTION PRIVILEGE

    Record Date Shareholders who fully exercise all Rights held by them before or on the Expiration Date may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto. There is no limit on the number of Shares for which Record Date Shareholders may seek to subscribe pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscription, all over-subscriptions will be honored in full; otherwise the number of Shares issued to each Record Date Shareholder participating in the Over-Subscription Privilege will be allocated as described above under "Over-Subscription Privilege."

    Banks, brokers and other nominee holders of Rights will be required to certify to the Fund, before any Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. SEE Appendix C.

PAYMENT FOR SHARES

    Exercising Rights Holders who acquire Shares on Primary Subscription or, with respect to the Record Date Shareholders, pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

    (1) Subscription Certificate sent together with payment. An Exercising Rights Holder can send the Subscription Certificate together with payment for the Shares acquired on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to the Subscription Agent based upon the Estimated Subscription Price of $6.53 per Share. Subscriptions will be accepted when payment, together with the executed Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above, and such payment and Subscription Certificates must be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE ORDER OF "THE JAPAN EQUITY FUND, INC." AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED AND BE RECEIVED BY 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

    (2) Notice of Guaranteed Delivery and Subscription Certificate (with payment) sent separately. Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery (SEE Appendix B) by facsimile (telecopy) or otherwise from a bank, a trust company or a NYSE member guaranteeing delivery of (i) (a) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders), and (b) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the fifth Business Day after the Expiration Date (December 31, 2003) (the "Protection Period"); and (ii) payment in full of any additional amount required to be paid if the Subscription Price as determined on the Pricing Date is in excess of the Estimated Subscription Price.

    Within seven Business Days following the Protection Period (the "Confirmation Date"), a confirmation or invoice will be sent by the Subscription Agent to each Exercising Rights Holder at the address of record (or, if the Common Stock is held by Cede or any other depository or nominee, to Cede or such other depository or nominee) showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares and (iv) any additional amount payable by such shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any Record Date Shareholder exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a shareholder must be received by the Subscription Agent prior to the final payment date (which is ten business days after the Confirmation Date) of January 26, 2004, unless the Offer is extended. Any excess payment to be refunded by the Fund to a shareholder will be mailed by the Subscription Agent to such shareholder as promptly as possible. A SHAREHOLDER WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK. All payments by a shareholder must be in United States dollars by money order or check drawn on a bank or branch located in the United States of America and payable to the order of "THE JAPAN EQUITY FUND, INC."

    Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment.

    If an Exercising Rights Holder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any or all amounts due, the Fund and the Subscription Agent reserve the right to take any or all of the following actions: (i) find other shareholders or Rights Holders for such subscribed and unpaid for Shares; and/or (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

    THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

    All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

    Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

DELIVERY OF SHARE CERTIFICATES

    Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Generally, this will occur subsequent to the Confirmation Date. Shares may be issued to the Dealer Manager, however, pursuant to the exercise of Rights in the Primary Subscription promptly after receipt by the Subscription Agent of Rights and payment from the Dealer Manager if the Dealer Manager agrees to maintain an excess collateralization account with the Subscription Agent. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to Exercising Rights Holders as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "DRIP Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their dividend reinvestment accounts in the DRIP Plan. Participants in the DRIP Plan wishing to exercise Rights for the Shares held in their accounts in the DRIP Plan must exercise them in accordance with the procedures set forth above. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege will be certificated and stock certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to DRIP Plan accounts.

FOREIGN SHAREHOLDERS

    Subscription Certificates will not be mailed to Foreign Record Date Shareholders. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 5:00 p.m., New York time, on December 17, 2003, which is four Business Days prior to the Expiration Date, unless extended, the Subscription Agent will use its best efforts to sell the Rights of those Foreign Record Date Shareholders on the NYSE. The net proceeds, if any, from the sale of those Rights by the Subscription Agent will be remitted to the Foreign Record Date Shareholders.

FEDERAL INCOME TAX CONSEQUENCES

    The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

    1. The distribution of Rights to Record Date Shareholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

    2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises or sells the Right, (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon the respective fair market values or the Common Stock and the Right immediately after the Right is issued; (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero; and (c) to anyone who purchases a Right in the market, the purchase price for the Right.

    3. The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Stock with regard to which the Right is issued.

    4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long-term or short-term, depending on how long the Right has been held, in accordance with paragraph 3 above. A Right issued with regard to Common Stock will be a capital asset in the hands of the person to whom it is issued if the Common Stock to which the Right relates is a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right was acquired by purchase, in which case there will be a loss equal to the basis of the Right.

    5. If the Right is exercised by the Record Date Shareholder, the basis of the Common Stock received will include the basis allocated to the Right and the amount paid upon exercise of the Right.

    6. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

    7. Gain recognized by a foreign shareholder on the sale of a Right will be taxed in the same manner as gain recognized on the sale of Fund shares. SEE "Taxation--U.S. Federal Income Taxes--Foreign Shareholders."

    The Fund is required to withhold and remit to the U.S. Treasury 28% of reportable payments paid on an account if the holder of the account is a taxpayer to whom the backup withholding rules apply and has provided the Fund with either an incorrect taxpayer identification number or no number at all or has failed to certify that he or she is not subject to such withholding.

    The foregoing is only a summary of the applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. SEE "Taxation."

NOTICE OF NET ASSET VALUE DECLINE

    The Fund has, as required by the Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to December 4, 2003 (the effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date.

EMPLOYEE PLAN CONSIDERATIONS

    Shareholders that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (including employee benefit plans such as corporate savings and 401(k) plans), Keogh or H.R.10 plans of self-employed individuals and Individual Retirement Accounts (collectively, "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan, among other things, to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Furthermore it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account. A Sale of Rights by a Plan account to an unrelated third party and retention of cash proceeds by the Plan account or the direct exercise of Rights by a Plan account, should not be treated as a taxable Plan distribution, but rather would generally be treated for federal income tax purposes as a sale or assumption (as applicable) of Plan assets. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

    Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

    ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for noncompliance, Plans once again should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

    Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investing in the Fund's Common Stock involves certain risks and considerations not typically associated with investing in U.S. securities. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund's Common Stock and special considerations with respect to the Offer and with respect to an investment in the Fund.

DILUTION OF NET ASSET VALUE FOR NON-PARTICIPANTS IN THE OFFER

    An immediate dilution of the aggregate net asset value or share of the Common Stock owned by Record Date Shareholders who do not fully exercise their Rights may be experienced as a result of the Offer because the Subscription Price may be less than the Fund's then net asset value per share, and the number of shares outstanding after the Offer may increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. It is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what proportion of the shares will be purchased as a result of the offer, what the Subscription Price will be or what the net asset value per share will be on the Expiration Date. For example, assuming that all Rights are exercised and that the Subscription Price of $5.70 is 5% below the Fund's net asset value of $6.00 per share on December 4, 2003, the Fund's net asset value per share (after payment of the financial advisory and soliciting fees and estimated offering expenses) would be reduced by approximately $0.16 per share. The distribution to shareholders of transferable Rights which themselves may have intrinsic value will also afford non-participating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the dilution of their interest in the Fund. No assurance can be given that a market for the Rights will develop or as to the value, if any, that such Rights will have.

INVESTMENTS IN JAPANESE EQUITIES

    The Fund invests primarily in Japanese equities consisting of equity securities traded on the First Section of the TSE, or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan ("Japanese Equities"). Investing in Japanese Equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (1) risks related to the nature of the markets for Japanese Equities, including the effect of cross-shareholdings in Japanese companies on the Japanese equities markets and risks that the Japanese equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets;
(2) political and economic risks with respect to Japan, including the possible imposition of, or changes in, currency exchange laws or other Japanese laws or restrictions applicable to investments in Japanese Equities; (3) fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and (4) Japanese laws and government regulations which may create potential limitations and restrictions on investments by the Fund in Japanese Equities. Moreover, as issuers of the Fund's portfolio securities generally will not be subject to the reporting requirements of the Commission, there may be less publicly available information about the issuers of these securities than about reporting U.S. companies.

    Although the market for Japanese Equities traded on the First Section of the TSE is substantial in terms of trading volume and liquidity, the TSE has nonetheless exhibited significant market volatility over the years. In recent years, the markets for Japanese Equities have undergone several substantial gains and declines. From 1985 (year-end) to 1989 (year-end), the TOPIX increased from 1,047.08 to 2,881.37, a substantial increase of 174.6% reaching the historical high on December 29, 1989 at 2,881.37. From the end of 1989 to the end of 1998, the TOPIX declined from 2,881.37 to 1,086.99, which was a decline of -62.3%. From the end of 1998 to the end of 1999, the TOPIX increased from 1,086.99 to 1,722.20, an increase of 63%. From the end of 1999, the TOPIX steadily declined in value until hitting the bottom on April 28, 2003 at 796.56 at closing. Since April 30, 2003 the TOPIX has rebounded to the 1,000 price level in August 2003 and still continues to move upward although there continues to be a high degree of price volatility. There can be no assurance that the market will not decline again. Accordingly, price volatility of Japanese Equities may have an adverse effect on the investment performance of the Fund.

POLITICAL AND ECONOMIC FACTORS

    POLITICAL FACTORS

    Japan has a parliamentary form of government. Legislative power is vested in the Diet which consists of the House of Representatives (the "Lower House") and the House of Councilors (the "Upper House"). Members of the Lower House are elected for terms of four years unless the Lower House is dissolved prior to the expiration of their full, elected terms. On the other hand, members of the Upper House have a six-year term and every three years elections are held for half of the 247 total members. The major political parties represented in the Diet are the Liberal Democratic Party ("LDP"), the largest party; the New Komeito Party; the New Conservative Party ("NCP"); the Democratic Party of Japan ("DPJ"), the largest opposition party; the Liberal Party ("LP"); the Japan Communist Party ("JCP"); and the Social Democratic Party ("SDP"). The distribution of the Diet membership by party as of June 10, 2003 for the Upper House and as of November 9, 2003 for the Lower House are as follows:

 HOUSE OF REPRESENTATIVES AS OF NOVEMBER 9, 2003      HOUSE OF COUNCILORS AS OF JUNE 10, 2003
-------------------------------------------------  ---------------------------------------------
 237   Liberal Democratic Party                    Liberal Democratic Party--Conservative    116
                                                   Party
  34   New Komeito                                 New Komeito                                24
   4   New Conservative Party                      New Conservative Party                      0
 177   Democratic Party--Independants' Club        Democratic Party--Shin Ryokufu Kai         60
   1   Liberal Party                               Parliamentary Innovation Club              14
   9   Japan Communist Party                       Japan Communist Party                      20
  11   Independent                                 Independents                                7
   6   Social Democratic Party--Citizens' League   Social Democratic Party--Goken League       6
   1   Vacant                                      Vacant                                      0
 480   TOTAL MEMBERS, HOUSE OF REPRESENTATIVES     TOTAL MEMBERS, HOUSE OF COUNCILORS        247

    The current government is a coalition of the LDP, the New Conservative Party and the New Komeito Party. Until two years ago, Japan's Prime Minister was determined by a basic proportional representation formula that was biased in favor of densely-populated prefectures. Under the old system, each member of the Parliament who had been on the LDP party register for more than three years cast a vote for president of the party. (Each vote represented 10,000 voters.) The party leaders would then select its candidate for prime minister.

    But in the run-up to the April 2001 elections, the LDP restructured its preliminary electoral system in an effort to reach out to all localities. Under the LDP's new system, each of 47 prefectures would cast three votes for President, as would the 346 LDP party members in both houses of the Japanese Parliament, for a total number of 487 votes.

    Campaigning hard on a pro-reform platform, Junichiro Koizumi swept both the preliminary and final elections. He was inaugurated on April 26, 2001, succeeding Yoshiro Mori.

    On October 11, 2003, Prime Minister Junichiro Koizumi dissolved the House of Representatives of the Diet after he was re-elected as the Liberal Democratic Party chief on September 20.

    This led to a general election, which took place on November 9, 2003. Prime Minister Junichiro Koizumi won the election but with a reduced majority. The opposition DPJ made considerable gains, winning nearly 180 seats, its largest share ever. Other traditional parties like the Communist Party and the Social Democratic Party lost significant numbers of seats, making a two-party system a possibility in future Japanese politics. The DPJ gained 40 more seats, making it the largest opposition party with a total lower-house membership of 177. Among those in the ruling coalition, only the New Clean Government Party (KOMEITO) made gains, bringing its total lower-house membership to 34 from 31 members prior to the election.

    The Fund, the Investment Manager and the Investment Adviser are unable to predict the impact, if any, of any changes which may occur in the Japanese political environment. It is possible that changes in the Japanese government's economic and fiscal policies could occur and that the Japanese securities markets could react negatively.

    ECONOMIC FACTORS

    The Japanese economy has grown substantially over the previous three decades. This growth averaged 10% in real GDP terms during the years 1960 through 1970, an average of 5% during the years 1970 through 1980, and an average of 4% during 1980 through 1990. During the 1990s, growth slowed down considerably and Japan entered into a prolonged recession and the growth slowed to an average of 1.7%. The so called "lost decade" recession was due to the sudden end to the speculative bubble economy of the late 1980s and early 1990s. In addition, the Japanese Government implemented "emergency economic measures" which were supposed to help ease the speculative excesses from the stock and real estate markets but which deteriorated its fiscal balance.

    The Government's efforts were further hampered by the 2000 through 2002 weakening of the U.S. and Asian economies. In February 2003, geopolitical risks (Iraq and North Korea) and share liquidation by financial institutions forced the market to stay in a bottom area after testing the strong resistance of the Nikkei 225, at a level of 8800. The fall in share prices accelerated in March, on the back of sales to unwind cross shareholdings in the run-up to the closing of full-year accounts. Further, sales related to the return of the government portion of employee pension funds, and also the increasing lack of buyers due to the uncertainty over the Iraq situation, contributed to the market's falling to new post-bubble lows. February and the early part of March were a seasonal weak period even in the 1980s bull market years, due to institutional liquidation toward the fiscal year end. Although there was a rebound in share prices across the globe once the war in Iraq began, the upturn in Japan was muted due to the financial instability that had been triggered by the fall in share prices, as well as concerns over North Korea. During March, the average traded volume on the First Section of the TSE was 830 million shares, with an average traded value of Y 570 billion. April 2003 saw investors increasingly focus on low to mid-priced stocks as they avoided international blue chips, which were particularly affected by the return of the subrogated portion of employee pension funds to the government and also the U.S. economy, where the war in Iraq led to increasing uncertainty. Buyers continued to shy away, not only because of the lacking sense of urgency in government policy, nor the deterioration in supply/demand conditions caused by the return of the subrogated portion of pension funds, but also because investors took a wait-and-see attitude to corporate results announcements. As a result, the market remained on a downward trend, hitting new post-bubble lows toward the end of the month. During April, the average daily traded volume on the First Section of the TSE was 950 million shares, with an average traded value of Y590 billion. The end of the Iraq war in early April shifted the stock market's attention away from the war to the U.S. economy, but lingering uncertainties, including the impact from the war, meant that the Japanese stock market continued to follow a downward trend, with major high techs and international blue chips falling in particular due to their susceptibility to U.S. trends and the selling pressure from crossholding unwinding and the problem of the return of the subrogated portion of employee pension funds to the government. At the end of April, Sony's downward revision of earnings projections triggered the market's plunge to a series of post-bubble lows. In May 2003, reflecting a rise in the U.S. stock market, Japanese stocks, especially in the high-tech, communications, and exporting sectors, climbed despite the strong yen, and the Nikkei 225 recovered to the 8,300 level at the end of the month when the rising yen trend halted. In addition, bank shares went higher on expectations that the injection of public funds into Resona Bank would lead to the strengthening of the banking sector's capital base. Further, the government's announcement of stock market support measures made it harder to sell, although they were mainly aimed at improving supply and demand. Nonetheless, once announcements of corporate results and government measures were over, there were few incentives to boost the market further. The outlook for the U.S. economy still looked cloudy, while concerns about the domestic economy increased following the downward revision of economic assessments by The Bank of Japan (the "BOJ"), and negative supply-demand factors for major stocks remained. On the other hand, low and middle-priced stocks were individually picked based on news that had emerged during the peak results announcement period. The June 2003 market benefited from non-Japanese investors increasing their positions on Japanese stocks, as they looked increasingly undervalued compared to U.S. stocks, which had risen on expectations of a mild economic recovery, excessive concerns about the financial system diminished, and Japanese companies' earnings began to recover. Consequently, the Nikkei 225 regained the 9,000 level for the first time since December 2002. The selling pressure from supply and demand factors, such as crossholdings unwinding and the problem of the return of the subrogated portion of employee pension funds to the government also lessened somewhat as the need to sell stocks in a hurry decreased due to a rise in share prices, and traded volumes recovered considerably. However, as there were no definite improvements in fundamentals, the market saw increased profit-taking selling at the 9,000 level, and became top-heavy amid the lack of aggressive buyers.

    At the start of the month of July 2003, despite a slowdown in market energy, the Nikkei 225 recovered to above 10,000 points in intraday trading on July 8 as a result of buying by non-Japanese investors amid the continued bullishness of U.S. markets and financial deregulation. This was mirrored by the purchases of Japanese institutional investors following the improvement in the economic environment as indicated by the BOJ's June TANKAN survey (Quarter Business Survey) and a rise in capital spending by semiconductor makers. Consequently, trading volume exceeded two billion shares on July 3, 2003 for the first time in fourteen years. The popularity of high-tech issues on U.S. stock markets and recovery in securities markets led gains among electrical machinery makers, technology issues, banks and securities houses. Laggard automobile-related issues and domestic-demand sensitive stocks were also increasingly sought. However, as the Nikkei 225 crossed the 10,000-point threshold, it fell back sharply on concerns about overheating, a rebound in Sony's share price, and a growing sense of having reached a ceiling, based on machinery orders. At the end of the month (July 22-31), there was seen to be a shift from a finance-based market to a performance-based market based on quarterly results announcements. Following signs of a recovery in the U.S. economy and capital expenditure trends, electrical machinery, high-tech, machinery, and iron and steel stocks turned bullish. However, since the market had factored in favorable results ahead of results announcements, the release of poor results by Sony and Toshiba, unchanged forecasts by Matsushita Electric Industrial Co., and a decrease in profits by Honda, made investors increasingly choosy in their stock selection as concerns over profitability expanded.

    VALUATIONS: Based on fiscal year 2003 earnings estimates for the Japanese market, the price earnings ("PE") multiple is currently 19.0 times. In addition, the price book ("PB") multiple is 1.5 times.

        2003
      ESTIMATED          JAPAN       USA         UK      GERMANY
---------------------   --------   --------   --------   --------
 P/E                      19.0       17.1       18.6       16.1
 P/B                       1.5        2.9        2.0        1.4

    SUPPLY OVERHANG: The Japanese securities markets have been adversely affected for several years by an overhanging supply of securities. The principal source of this overhang was the need to unwind the cross-holding arrangements that have long existed between financial institutions and non-financial institutions. The unwinding process has been the biggest cause of stock selling since the end of the bubble era and, while it now appears to have passed its peak, there can be no assurance that it may not continue to adversely effect individual securities or the market in general. The other source of this overhang is the selling of the return of the subrogated portion of employee pension funds to the Japanese government. The pension fund scheme is a defined-benefit pension plan (meaning the yield is predetermined), and some pensions and managers have failed to secure a yield high enough to cover benefit payments, because of recent low interest rates and falling stock prices, forcing corporations to cover the losses. This covering of losses has reached a limit, and funds have been forced to dissolve, prompting the Japanese government's decision to allow corporations to return to the government the portion of their corporate pension fund, which they had formerly managed and paid out on behalf of the government. In order to return the state-contributed portion, the corporations must liquidate the assets which they had been managing, triggering sales for cash in the market and thereby contributing to the supply overhang.

EXCHANGE RATE FLUCTUATIONS AND FOREIGN CURRENCY CONSIDERATIONS

    Substantially all of the Fund's assets are invested in Japanese Equities. In addition, a portion of the Fund's Temporary Investments may be in yen-denominated debt securities. Substantially all income received by the Fund is in yen. However, the Fund's net asset value is reported, and distributions from the Fund are made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of the yen relative to the U.S. dollar. In addition, the Fund computes its income on the date of its receipt by the Fund at the foreign exchange rate in effect on that date, and if the value of the yen falls relative to the U.S. dollar between the date of receipt and the date the Fund makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, the Fund may be required to liquidate securities in order to make distributions. Such liquidations, if required, may adversely affect the Fund. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. The Fund is required to distribute 90% of its investment company taxable income to its shareholders each year, as described under "Taxation--U.S. Federal Income Taxes," in order to maintain its qualification as a regulated investment company for U.S. tax purposes. The Fund is permitted to borrow money to pay dividends required to be distributed in order to maintain its tax qualification status. SEE "Investment Objective and Policies."

    Yen exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by the Japanese government. A change in the value of yen against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. If the yen exchange rate declines compared to the U.S. dollar, the Fund's NAV would decline. In addition, although most of the Fund's income will be received or realized primarily in yen, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for yen declines after the Fund's income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of yen required to be converted into U.S. dollars in order to pay the expenses in U.S. dollars will be greater than the yen equivalent of the expenses at the time they were incurred.

    If the Fund is unable to obtain funds necessary to meet its U.S. distribution requirements of distributing 90% of its investment company taxable income to its shareholders each year, the Fund will not qualify for the dividends-paid deduction available to regulated investment companies under U.S. law and will be subject to a corporate-level tax on its income for such year. SEE "Taxation--U.S. Federal Income Taxes."

    The Investment Manager and Investment Adviser may hedge yen risks in accordance with their views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions. There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully. Moreover, fluctuations in the value of the yen against the U.S. dollar have historically been profound and negative. Although exchange rates against the U.S. dollar have been favorable in recent months, there can be no assurance that favorable exchange rates will continue. Nor can there be any assurance that fluctuations in the value of the yen to the U.S. dollar will not return to being profound and negative.

    In mid-1999, the Japanese yen was trading around 120 yen per U.S. dollar and strengthened considerably against the U.S. dollar towards the end of 1999 to near 100 yen, a level not seen since 1995. From the end of 1999 through the beginning of 2002, it steadily weakened to around 130 yen, peaking at about 135 yen. Since then, the Japanese yen firmed up against the U.S. dollar to the 120-yen level and has been steadily maintaining that level. The following table sets forth certain information as to yen per U.S. dollar exchange rates for the years 1992 through 2002 and for the period from January 1 through August 29, 2003.

                          YEN PER DOLLAR EXCHANGE RATE

                                                                      Y PER U.S. $1.00
                                                              --------------------------------
                                                              HIGH(1)     LOW(1)    AVERAGE(2)
                                                              --------   --------   ----------
1992........................................................   134.53     119.31      126.71
1993........................................................   126.10     101.02      111.07
1994........................................................   113.06      96.60      102.16
1995........................................................   104.55      80.63       94.03
1996........................................................   116.21     103.45      108.79
1997........................................................   130.88     111.26      121.04
1998........................................................   147.26     113.60      130.75
1999........................................................   124.32     101.64      113.70
2000........................................................   114.41     101.45      107.80
2001........................................................   131.79     113.57      121.52
2002........................................................   134.71     115.81      125.20
January 2003................................................   120.48     117.81      118.77
February 2003...............................................   121.45     117.17      119.42
March 2003..................................................   121.69     116.84      118.75
April 2003..................................................   120.55     117.92      119.82
May 2003....................................................   119.30     116.08      117.41
June 2003...................................................   119.80     117.42      118.32
July 2003...................................................   120.55     117.68      118.65
August 2003.................................................   120.32     116.92      118.62
September 2003..............................................   117.48     110.78      114.96
October 2003................................................   110.99     108.28      109.51

--------------

Notes:      (1)  High and low rates include intra-day transactions.
            (2)  Average rates indicate the average of the most actively traded rates for a given day.
Source:     Interbank rates in Tokyo as reported by The Bank of Japan.

JAPANESE GOVERNMENT REGULATION

    In general, the transfer of shares (including a call option on shares) in a Japanese company listed on any stock exchange in Japan by a resident of Japan (including a corporation) by such a resident of Japan to a non-resident of Japan (including a corporation) requires a post facto report to the Minister of Finance of Japan (the "Minister of Finance") via the Bank of Japan of such transaction pursuant to the Foreign Exchange and Foreign

Trade Law of Japan (Law No. 228, December 1, 1949), as amended, and cabinet orders and ministerial ordinances thereunder currently in effect (the "Foreign Exchange Regulations"). If the transfer is made from or through a bank, securities company or other financial institution designated by the Foreign Exchange Regulations (as will generally be the case with the Fund), such post facto report is not required, subject to the quantity restrictions referred to below. The Foreign Exchange Regulations give the Minister of Finance the power, in certain limited and exceptional circumstances, to require prior approval for any such acquisition.

    If a foreign investor intends to acquire shares of a Japanese corporation and as a result of such acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, such foreign investor must file a report after such acquisition with the Minister of Finance and any other Minister with proper jurisdiction. In instances where such acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Regulations, such foreign investor must file a prior notification in respect of the proposed acquisition with the Minister of Finance and any other Minister with proper jurisdiction. Such Ministers may make a recommendation to modify or prohibit the proposed acquisition if, as a result of examination, they consider that such acquisition falls under certain limited conditions specified in the Foreign Exchange Regulations. If the foreign investor does not accept the recommendation, such Ministers may issue an order modifying or prohibiting the acquisition. The Fund will be considered a foreign investor for this purpose.

    The acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company that are listed on a Japanese stock exchange by non-residents upon exercise of warrants or stock acquisition rights, or conversion of convertible bonds issued outside Japan, are not subject to any of the foregoing reporting requirements. Under the Foreign Exchange Regulations, dividends paid on shares held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad. The Fund will be considered a non-resident of Japan for this purpose.

    There can be no assurance that under the Foreign Exchange Regulations the Minister of Finance will not require prior approval for an acquisition by the Fund of shares listed on the First Section of the TSE, or that the Minister of Finance or any other Minister will not recommend modification or suspension of the direct or indirect acquisition by the Fund of greater than 10% of the shares of a Japanese corporation.

INVESTMENT ADVISORY AGREEMENT

    Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), between the Investment Manager and the Investment Adviser, the Investment Adviser has agreed to provide certain investment advisory services to the Investment Manager for the Fund's use, subject to the oversight and supervision of the Board of Directors of the Fund. The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Japan of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States. The Investment Adviser is advised by U.S. counsel with respect to the Federal securities laws of the United States.

INTEREST EXPENSE AND LEVERAGING

    The Fund may, subject to the limitations described under "Investment Restrictions," borrow to pay dividends required to be distributed in order to maintain its qualification as a regulated investment company for U.S. tax purposes, for temporary or emergency purposes, for short-term credits in connection with clearance and settlement of transactions and to finance share repurchases. SEE "Investment Restrictions." Money borrowed to raise funds for any reason results in interest costs and has a prior fixed dollar claim on the Fund's assets and income. Any gain in the value of securities purchased or in income received from such securities in excess of the amount borrowed or interest payable causes the net asset value of the Fund's Common Stock or the income available to the Fund to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received from such securities to below the asset or income claims of the borrowed money causes the net asset value of the Fund's Common Stock or the income available to the Fund to decline more sharply than would be the case if there were no prior claims. The use of borrowing thus increases exposure to risk. This influence ordinarily is called "leverage."

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

    The Fund's Amended and Restated Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its

Board of Directors and, consequently, these provisions could deprive shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. SEE "Description of Common Stock--Anti-Takeover Provisions."

UNREGISTERED PORTFOLIO SECURITIES

    Portfolio securities held by the Fund are not registered with the Commission, and the issuers of these securities are not subject to the Commission's reporting requirements. The Japanese Equities held in the Fund's portfolio are, however, registered in accordance with Japanese securities laws. Nevertheless, there may be less publicly available information about issuers of the Fund's portfolio securities than about U.S. companies, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements similar to those of U.S. companies. Japanese accounting, financial and other reporting standards are, in certain respects, more limited than U.S. standards. Under Japanese practice, certain material disclosures may not be made and less information is available to persons investing in Japan than in the United States. SEE "The Tokyo Stock Exchange--Regulation of the Japanese Equities Markets."

OPERATING EXPENSES

    The operating expense ratio of the Fund is expected to be higher than that of funds investing predominantly in the securities of U.S. issuers since the expenses of the Fund (such as custodial and communication costs) will be higher. SEE "Expenses."

NET ASSET VALUE DISCOUNT

    As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether the Fund's Common Stock will trade at, above or below net asset value. Since its initial public offering in July 1992, the Fund's Common Stock has traded at times at either a discount or a premium to its net asset value. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

FOREIGN CUSTODY

    The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

MARKET DISRUPTION

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Stock.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the TOPIX, a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock TSE. The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments made by the Fund. There are three steps in the stock selection process: Step 1: From approximately 3,300 securities in the TSE and other stock markets (OTC), stocks are chosen based on the liquidity (companies with less than 30 billion yen market capitalization are eliminated), and financial condition (companies without dividend payments and companies losses from operations are eliminated), which narrows down to approximately 1,000 stocks; Step 2: These 1,000 stocks are further reduced by using quantitative valuation (excluding relatively expensive stocks in the 3rd and 4th quartile based on the Investment Adviser's analytical model), relative attractiveness in the sector (steady earnings growth with a healthy balance sheet, management quality--emphasis on shareholder value, and business strategy--product competitiveness/restructuring efforts and liquidity). The master list (buy list) is constructed with approximately 180 stocks which are evaluated by the Investment Adviser's analysts and fund managers through regular company visits; Step 3: Within the determined sector/size allocation, the model portfolio is constructed. Fund managers pick 70 to 80% of the portfolio's securities from the model portfolio and the remaining stocks from the master list (buy list). Stocks in the model portfolio are monitored by the Investment Adviser's analysts and fund managers.

    At all times, the Fund attempts to be fully invested in Japanese Equities, except that it maintains sufficient levels of cash and U.S. dollar-denominated and Japanese yen-denominated short-term debt instruments ("Temporary Investments") necessary to pay its expenses and to settle open securities transactions. The Investment Adviser and the Investment Manager are not bound by any sector constraints in investing in Japanese Equities. There is no limit on the percentage of the Fund's assets that may be invested in any one industry or sector, but under the investment strategy of the Investment Manager the Fund would not expect more than 25% to be invested in any one industry under normal circumstances.

TEMPORARY INVESTMENTS

    The Fund maintains a portion of its assets, but in any event no more than the greater of (i) 5% of its assets and (ii) amounts necessary for the Fund to pay dividends and distributions, in Temporary Investments to be used to pay the Fund's expenses, both in the United States and Japan, and to pay any costs incurred in settling securities transactions. The Fund utilizes U.S. dollar and Japanese yen time deposits and U.S. dollar-denominated and Japanese yen-denominated short-term obligations issued or guaranteed by the U.S. or Japanese government, commercial paper rated A-1 by Standard & Poor's or Prime-l by Moody's Investors Service, Inc., and certificates of deposit and bankers' acceptances issued by a commercial bank organized or operating in the United States or Japan with total assets equivalent to at least one billion dollars as Temporary Investments.

                            INVESTMENT RESTRICTIONS

    The following limitations are fundamental policies of the Fund, which cannot be changed without the express approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

    The Fund is not permitted to:

        (1) Purchase securities on margin, except as set forth in paragraph
    (3) below.

        (2) Make short sales of securities or maintain a short position in any security.

        (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") or otherwise to avoid having the Fund be subject to U.S. taxes, (ii) from a bank for temporary or emergency purposes, (iii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iv) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on securities or indexes will not be prohibited by this paragraph (3) or any other investment restrictions.

        (4) Buy or sell any commodities or commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that (i) the Fund may buy or sell securities of companies which invest or deal in commodities or real estate, and (ii) the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.

        (5) Make loans, except through the purchase of debt securities consistent with its investment objective and policies.

        (6) Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.

        (7) Make any investment for the purpose of exercising control or management.

        The Fund's policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan is a non-fundamental policy. The Fund will provide shareholders with at least 60 days prior notice of any change to this non-fundamental policy.

    ADDITIONAL RESTRICTIONS IMPOSED BY LAW

        The Fund is subject to certain requirements under Subchapter M of the Code with respect to its qualification as a regulated investment company. SEE "Taxation--U.S. Federal Income Taxes." Further, pursuant to the 1940 Act, the Fund may not invest in certain securities, including certain securities of Japanese companies engaged in the securities business. SEE "Portfolio Transactions and Brokerage." To the extent that requirements under Japanese law or U.S. law or other investment limitations described in this paragraph are changed by applicable law, the Fund may make investments in accordance with such changed law, subject to the Fund's investment objective and policies and its investment restrictions.

                              THE TOKYO STOCK EXCHANGE

    OVERVIEW OF THE TOKYO STOCK EXCHANGE

        The TSE is highly systemized. Its chief characteristics are: prices are consecutively determined every day on which sessions are held; trading is limited to members, who are required to possess certain qualifications; trading is limited to listed stocks which have met certain basic standards; in connection with the trading of listed stocks, a centralized market has been adopted so that buy and sell orders may converge on the market and trading contracts are concluded based upon the principles of competitive bidding; in order to simplify the settling of accounts, a system of clearing accounts has been adopted; and to assure fairness in trading, the TSE reserves the right to supervise trading by enacting appropriate regulations governing stock trading and to provide punishment for any violations thereof.

        The TSE is one of five stock exchanges in Japan. The largest and most prestigious of the exchanges, in 2002, the TSE accounted for 92.4 % of the value and 94.9% of the volume of transactions on all Japanese stock exchanges. Consequently, the TSE is widely regarded as the principal securities exchange for all of Japan. As of November 25, 2003, there were 1,528 companies listed on the TSE's First Section, with an aggregate market capitalization of approximately U.S.$2,602.6 billion (Y302.0 trillion) and, for the six months ended on August 29, 2003, an average monthly trading value of approximately U.S.$126,768.0 million (Y14,795.1 billion).

        The TSE's First Section is for established companies (in existence for five years or more) that meet the stringent listing criteria for that Section. These listing criteria relate to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE also has a Second Section for smaller companies and newly listed issuers. A foreign stock market on the TSE, consisting of shares of non-Japanese companies had 32 non-Japanese companies as of August 4, 2003.

    HISTORICAL BACKGROUND AND DEVELOPMENT OF THE TOKYO STOCK EXCHANGE

        The TSE is an incorporated organization under a membership system established in accordance with the Securities and Exchange Law (Law No. 25 of April 13, 1948, as amended) (the "Securities and Exchange Law"). It was founded in its present form on April 1, 1949. The first Japanese stock exchange was established in Tokyo on May 15, 1878 as the Tokyo Stock Exchange Co., Ltd. This organization, along with all existing stock exchanges in Japan, was merged into the Japan Securities Exchange, a quasigovernmental entity, effective June 30, 1943. The Japan Securities Exchange was dissolved on April 16, 1947.

        Bond trading was introduced on the TSE in April 1956. Five years later, the TSE split the companies whose equity securities were listed into the First and Second Sections. On October 1, 1966, Japanese government bonds were listed on the TSE for the first time after World War II. The TOPIX was inaugurated on July 1, 1969, with January 4, 1968 being assigned an index price of 100. On December 18, 1973, the TSE opened a Foreign Stock Section for securities of non-Japanese companies. The TSE constitution was revised in April 1982 to delete the prohibition against foreign membership.

        Recent years have seen the introduction of trading in 10- and 20-year Japanese government bond futures, index futures and options based on the TOPIX, U.S. Treasury bond futures and options on Japanese government bond futures. The TSE has also taken advantage of technological improvements by implementing a Market Information System, which provides real-time information about prices and trading volume of each issue to securities companies and the media; the Computer-assisted Order Routing and Execution System ("CORES"), a computerized trading system which handles all domestic stocks apart from the 150 most active stocks (which are traded on the trading floor of the TSE) and all foreign stocks; and the Floor Order Routing and Execution System ("FaRES"), an electronic system designed to enhance operational capacity of the trading floor on which the 150 most active stocks are traded. FaRES is designed to automate the order routing process for small orders, replace manual order books with electronic order books having order execution capability and computerize the trade report and confirmation process. FaRES was put into full operation on March 18, 1991 and enables the TSE to handle a trading volume of five billion shares a day (compared to a maximum of two billion shares under the prior system).

    COMPARISON OF THE TOPIX WITH STANDARD & POOR'S 500

        For comparison, the graph below illustrates the performance of the TOPIX with that of the Standard & Poor's 500 Composite Stock Price Index for the period 1975 to 2002. The TOPIX is reported daily in leading international financial newspapers such as THE WALL STREET JOURNAL and the FINANCIAL TIMES.

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Relative Stock Market Performance Cumulative (USD)

          TOPIX     S&P500
12/74         100       100
12/77      163.86    138.71
12/80      261.16    198.02
12/83      341.13    240.56
12/86    1,066.09    353.22
12/89    2,164.13    515.46
12/92    1,131.13    635.52
12/95    1,646.21    898.35
12/98    1,033.45  1,792.93
12/2001     846.7  1,674.56
12/2003       N/A       N/A

    LISTING AND SECTION REQUIREMENTS OF THE TOKYO STOCK EXCHANGE

        Companies applying for an initial listing on the TSE are required to meet prescribed criteria for the extent of the company's business, the liquidity of its securities and its financial results. The TSE undertakes an extensive review of each application, and notification with the Prime Minister of the new listing is required for each such listing.

    Set forth below are the TSE's numerical criteria for listing, effective as of March 2003:

APPLICATION                               DOMESTIC STOCK(1)                          FOREIGN STOCK(1)
-----------                               -----------------                          ----------------
                               (1)-(6) and (9) must be met, along with    (1)-(6) and (9) must be met, along with
                                          either (7) or (8)                         either (7) or (8)

(1) No. of Shares to Be       4,000 units(2) or more
Listed

         Average            Trading    Minimum No.
         Closing             Unit       Of Shares
          Price             (shares) (thsnd. shares)
--------------------------  -------  ---------------
Less than Y500               1,000       20,000
Y500-Y1,000                   500        10,000
Y1,000-Y5,000                 100         2,000
Y5,000-Y10,000                50          1,000
Y10,000-Y100,000              10           200
Y100,000 or more               1           20
----------------------------------------------------
*Average Closing Price
*Daily average of closing prices at home country
 stock exchange, etc. for one year preceding the
 date of listing application. In the case of a
 company not being publicly held, the initial public
 offering price will be referred.

(2) No. of Shares Held by "Special Few"   75% or less of the number of shares to    Significant portion of shares must not
    (I.E., 10 Largest Shareholders and    be listed by the time of listing          be held by a limited number of
    Persons Having Special Interest in    Provisional Criteria:                     shareholders.
    the Issuer and the Issuer if the      (1) 80% or less of the number of shares
    Issuer also holds shares)             to be listed by the time of listing, and
                                          also 75% or less by the end of the first
                                          fiscal year after listing, if the number
                                          of shares is 60,000 units or less
                                          (2) 87.5% of the number of shares to be
                                          listed minus 7,500 units or less, if the
                                          number of shares to be listed is more
                                          than 60,000 units and less than 100,000
                                          units
                                          (3) 80% or less of the number of shares
                                          to be listed, if the number of shares to
                                          be listed is more than 100,000 units

(3) No. of Shareholders Holding One Unit  If the number of shares to be listed is:
    or More (Excluding "Special Few")     (1) Less than 10,000 units; 800 or more
                                          (2) 10,000 units or more but less than
                                          20,000 units; 1,000 or more
                                          (3) 20,000 units or more; 1,200 plus 100
                                          per each 10,000 units in excess of
                                              20,000 units, up to 2,200
                                          Provided that the recent share price per
                                           1 unit is:
                                          (1) Y100,000 or more but less than
                                          Y500,000, half the number of
                                              shareholders required by the
                                              criteria above, 800 or more
                                          (2) less than Y100,000, 800 or more

                       Liquidity in   Number of
                           home      shareholders
                         country       in Japan
                         -------       --------
Secondary Listing      Having or        1,000
Simultaneous Listing   being likely
with Other Exchanges   to have
                       sufficient
                       liquidity in
                       home country

Secondary Listing      Not Having       2,000
Simultaneous Listing   or being
with Other Exchanges   unlikely to
                       have
                       sufficient
                       liquidity in
                       home country

Primary Listing        --               2,000

APPLICATION                               DOMESTIC STOCK(1)                          FOREIGN STOCK(1)
-----------                               -----------------                          ----------------
                               (1)-(6) and (9) must be met, along with    (1)-(6) and (9) must be met, along with
                                          either (7) or (8)                         either (7) or (8)
(4) Market Capitalization     Y2 billion or more                         Y2 billion or more.
(5) Time Elapsed after        3 years or more with continued business    3 years or more with continued business
    Incorporation             operation.                                 operation.
(6) Shareholders' Equity      Y1 billion or more                         Y1 billion or more.
(7) Pre-Tax Profit            Following (a or b)                         Following (a or b)
                              a. Annual total for each of last 2 years:  a. Annual total for each of last 2 years:
                                1st year: Y100 million or more, and        1st year: Y100 million or more, and
                                2nd (last) year; Y400 million or more      2nd (last) year; Y400 million or more
                              b. Annual total for each of last 3 years:  b. Annual total for each of last 3 years:
                                1st year: Y100 million or more,            1st year: Y100 million or more,
                                3rd (last) year; Y400 million or more,     3rd (last) year; Y400 million or more,
                              and total for three years: Y600 million    and total for three years: Y600 million
                              or more.                                   or more.
(8) Total Market              Y100 billion or more, provided that the    Y100 billion or more, provided that the
Capitalization                previous year's sales surpass Y10          previous year's sales surpass Y10
                              billion.                                   billion.
(9) Financial Records         a. There should be no false statements in  a. There should be no false statements in
                              the applicant's financial statements for   the applicant's financial statements for
                                 the 2 most recent fiscal years (or for     the 2 most recent fiscal years (or for
                                 the 3 most recent fiscal years, in         the 3 most recent fiscal years, in
                                 cases where neither the criteria (7)a      cases where neither the criteria (7)a
                                 nor the criteria (8) are met).             nor the criteria (8) are met).
                              b. The opinion given by a certified        b. The opinion given by a certified
                              public accountants, in the audit reports,  public accountants, in the audit reports,
                                 should be "fair" for the 2 most recent     should be "fair" for the 2 most recent
                                 fiscal years (or for the 3 most recent     fiscal years (or for the 3 most recent
                                 fiscal years, in cases where neither       fiscal years, in cases where neither
                                 criteria (7)a nor the criteria             criteria (7)a nor the criteria
                                 (8) are met).                              (8) are met).
                              c. The auditor's opinions need be          c. The auditor's opinions need be
                              non-qualified fair in principle.           non-qualified fair in principle.

------------------

Notes:      (1)  The TSE also has listing regulations for straight bonds, convertible bonds, bonds with warrants, etc.
            (2)  1 unit is the minimum amount of stock shares with 1 voting right.
Source:     TSE 2003 Fact Book.

    Securities of Japanese companies are assigned to either the First or Second Section, while securities of foreign companies are assigned to the Foreign Section. In addition, some domestic stocks of emerging companies are assigned to another section, called "Mothers" (Market Of The High-growth and Emerging Stocks). The First and Second Section markets are not markets independent of each other, and an authorized change in listing from the Second to the First Section, or vice versa, is reviewed each year. In general, newly listed shares of a company will be assigned to the Second Section, except the Mothers Section shares. For example, in 2002, of the 94 newly listed companies on the TSE, 61 were assigned to the Second Section and 8 were assigned to the Mothers Section. Newly listed companies are subject to review for an authorized change in listing from the Second to the First Section after six months from the initial listing. On the other hand, if a First Section listed company fails to satisfy certain a requirements, it will be redesignated as a Second Section listed company or delisted entirely. In 2002, there were 36 companies whose listings were changed from the Second to the First Section, and 78 companies whose shares were delisted.

    Set forth below are the TSE's criteria for assignment to the First Section and delisting of domestic stocks, respectively, effective as of March, 2003:

                                     ASSIGNMENT OF LISTED STOCK TO
APPLICATION                                   1ST SECTION                                          DELISTING
-----------                                   -----------                                          ---------
                           (1)-(6) and (9) must be met, along with either      In case of falling under the requirements of any
                           (7) or (8)                                          one of (1)-(5) or (10).

(1) No. of Shares Listed   20,000 units or more                                Less than 4,000 units
(2) No. of Shares Held by  70% or less of the number of shares listed          If the number of shares held by the "special few"
"Special Few"              Provisional Criteria;                               (1) More than 75% of the number of shares listed
                           (1) 92.5% of the number of shares to be listed      (Provisionally 80%) as of the end of last 2 fiscal
                           minus 22,500 units or less, if the number of        years
                           shares to be listed is more than 100,000 units and  (2) More than 90% of the number of shares listed
                           less than 180,000 units.                            unless predetermined document are not submitted
                           (2) 80% or less of the number of shares to be
                           listed, if the number of shares to be listed is
                           more than 180,000 units.

                                     ASSIGNMENT OF LISTED STOCK TO
APPLICATION                                   1ST SECTION                                          DELISTING
-----------                                   -----------                                          ---------
                           (1)-(6) and (9) must be met, along with either      In case of falling under the requirements of any
                           (7) or (8)                                          one of (1)-(5) or (10).
(3) No. of Shareholders    If the number of shares listed is:                  If the number of shares listed is:
Holding 1 Unit or More     (1) Less than 30,000 units; 2,200 or more           (1) Less than 10,000 units; Less than 400
(Excluding "Special Few")  (2) 30,000 units or more but less than 200,000      (2) 10,000 units or more but less than 20,000
as of End of Last              units; 2,300 plus 100 for each 10,000 units,        units; Less than 600
Business Year for              or more                                         (3) 20,000 units or more; Less than 1,000 plus 100
Assignment to First        (3) 200,000 units or more; 4,000 or more plus 100       for each 10,000 units in excess of first 20,00
Section and Each End of        for each 20,000 units, or more                      units, up to 2,000
Last 2 Business Years for  Provided that the recent share price per 1 unit     Provided that the recent share price per 1 unit
Delisting                  is:                                                 is:
                           (1) Y100,000 or more but less than Y500,000, half   (1) Y100,000 or more but less than Y500,000, half
                               the number of shareholders required by the          the number of shareholders required by the
                               criteria above, 2,200 or more                       criteria above, 400 or more
                           (2) less than Y100,000, 2,200 or more               (2) less than Y100,000, 400 or more
(4) Average Monthly        For each period of last 3 months and preceding 3    (1) For last 1 year:
Trading Volume             months:                                               Average monthly trading volume of less than 10
                           If the stock is listed on TSE only; 200 units or      units, or
                           more.                                               (2) No trades during last 3 months
                           If the stock is listed on other regional
                           exchanges, there are separate standards.
(5) Market Capitalization  Y4 billion or more                                  Less than Y1 billion during last 4 months (or
of Share Listed                                                                during last 10 months if predetermined documents
                                                                               are submitted).
(6) Share Holders' Equity  Y1 billion or more                                  Not Applicable
(7) Pre-tax Profit         Following (a or b)                                  Not Applicable
                           a. Annual total for each of last two years:
                             First Year: Y100 million or more, and
                             Second (last) year: Y400 million or more
                           b. Annual total for each of last three years:
                             First year: Y100 million or more,
                             Third (last) year: Y400 million or more, and
                           total for three years: Y600 million or more
(8) Market Capitalization  Y100 billion or more, provided that the previous    Not Applicable
                           year's sales surpass Y10 billion.
(9) Financial Records      a. There should be no false statements in the       Not Applicable
                              applicant's financial statements for the 5 most
                              recent fiscal years.
                           b. The opinion given by a certified public
                              accountants, in the audit reports, should be
                              "fair" for the 5 most recent fiscal years.
(10) Liabilities           Not Applicable                                      Excess liabilities continued for last 2 fiscal
                                                                               years

------------------
Source: TSE 2003 Fact Book.

SECTOR ANALYSIS OF THE FIRST SECTION

    The First Section includes a broad cross-section of companies involved in many different parts of the Japanese economy. Set forth below are the industry sector weightings of the First Section of the TSE as of the end of August, 2003.

                                                               PERCENTAGE OF     NUMBER OF
INDUSTRY SECTOR                                               FIRST SECTION(1)   COMPANIES
---------------                                               ----------------   ---------
Fishery, Agriculture & Forestry.............................         0.10              6
Mining......................................................         0.08              7
Construction................................................         2.00            107
Foods.......................................................         2.42             73
Textiles & Apparels.........................................         1.07             48
Pulp & Paper................................................         0.61             13
Chemicals...................................................         5.95            115

                                                               PERCENTAGE OF     NUMBER OF
INDUSTRY SECTOR                                               FIRST SECTION(1)   COMPANIES
---------------                                               ----------------   ---------
Pharmaceuticals.                                                          4.11          35
Oil & Coal Products.........................................         0.65              9
Rubber Products.............................................         0.68              9
Glass & Ceramics............................................         1.01             26
Steel Products..............................................         1.73             34
Nonferrous Metals...........................................         0.91             21
Metal Products..............................................         0.62             33
Machinery...................................................         3.70            115
Electric Appliances.........................................        16.44            152
Transport Equipment.........................................        10.71             57
Precision Instruments.......................................         1.33             22
Other Products..............................................         1.89             43
Electric Power & Gas........................................         4.11             15
Land Transport..............................................         3.61             33
Marine Transport............................................         0.49             11
Air Transport...............................................         0.33              4
Warehouse/Harbor Trans......................................         0.17             11
Communication...............................................        10.92             64
Wholesale...................................................         3.34            112
Retail......................................................         4.39            115
Banks.......................................................         7.35             84
Securities..................................................         2.45             17
Insurance...................................................         1.90             10
Miscellaneous Finance.......................................         2.02             29
Real Estate.................................................         1.19             34
Services....................................................         1.70             59
                                                                   ------          -----
Total.......................................................       100.00          1,523
                                                                   ------          -----

--------------
(1) Weightings are based on market capitalization.

MARKET GROWTH OF THE FIRST SECTION

    In recent years, the TSE has experienced steady growth in terms of the number of listed companies and there were new listings on the TSE in 2002, of which six were new to the First Section. Furthermore, while the overall number of companies listed on the First Section of the TSE has been relatively stable recently, through the end of 2002 there were significant numbers of new listings on the Second Section as well as promotions to the First Section. The change in the number of listed companies on the TSE for the period from 1993 through 2002 is shown by the table set forth below:

                   NUMBER OF TSE LISTED COMPANIES (YEAR END)

                                       FIRST SECTION                SECOND SECTION
                              --------------------------------   ---------------------
                              NUMBER OF              PROMOTION   NUMBER OF
                              COMPANIES     NEW      TO FIRST    COMPANIES      NEW
                               LISTED     LISTING     SECTION     LISTED      LISTING
                              ---------   --------   ---------   ---------   ---------
1993........................    1,234        1           0          433          15
1994........................    1,235        2           0          454          22
1995........................    1,253        0           0          461          23
1996........................    1,293        2           0          473          34
1997........................    1,327        2           0          478          34
1998........................    1,340        4           2          498          38
1999........................    1,364        2           7          526          48
2000........................    1,447        7          15          579          67
2001........................    1,491        9           7          576          50
2002........................    1,495        6          18          581          16

--------------
Source: Daiwa Institute of Research

    The First Section of the TSE grew in terms of both monthly trading value and aggregate market capitalization through the end of August, 2003. The trading value and market capitalization of the First Section of the TSE for the period from 1988 through 2003 is shown by the table set forth below:

                                                             AVERAGE MONTHLY      YEAR-END MARKET
                                                              TRADING VALUE        CAPITALIZATION
                                                            (TSE1, Y MILLIONS)   (TSE1, Y BILLIONS)
                                                            ------------------   ------------------
1988......................................................      23,311,292            462,896
1989......................................................      27,152,313            590,909
1990......................................................      14,692,552            365,155
1991......................................................       8,925,670            365,939
1992......................................................       4,906,773            281,006
1993......................................................       6,973,811            313,563
1994......................................................       6,876,435            342,141
1995......................................................       6,551,439            350,238
1996......................................................       8,091,440            336,385
1997......................................................       8,868,931            273,908
1998......................................................       8,000,106            267,784
1999......................................................      14,836,762            442,443
2000......................................................      20,219,362            352,785
2001......................................................      16,653,691            290,669
2002......................................................      15,905,830            242,939
2003*.....................................................      14,795,081            292,541

--------------
*   Average monthly trading value for the eight months ended August 30, 2003.

MARKET PERFORMANCE OF THE FIRST SECTION(1)

    The TSE publishes the TOPIX, a capitalization-weighted index for all stocks listed on its First Section. The Nihon Keizai Shimbun, Japan's leading financial newspaper, publishes the Nikkei Stock Average (the "Nikkei Average"), a price-weighted index of 225 selected stocks listed on the First Section of the TSE.

    Set forth below is further information concerning the performance of the First Section of the TSE as measured in yen by the representative indexes. The information is presented on a quarterly basis for the twenty-year period ended December 31, 2002, supplemented by information for the first half of 2003.

                                                  NIKKEI 225      % CHANGES      TOPIX       % CHANGES
                                                  -----------   -------------   --------   -------------
1982
1Q..............................................    7260.48            -5.49%    533.81            -6.40%
2Q..............................................    7213.87            -0.64%    539.25             1.02%
3Q..............................................    6910.73            -4.20%    524.00            -2.83%
4Q..............................................    8016.67            16.00%    593.72            13.31%
1983
1Q..............................................    8478.70             5.76%    617.69             4.04%
2Q..............................................    8870.95             4.63%    656.13             6.22%
3Q..............................................    9402.59             5.99%    691.08             5.33%
4Q..............................................    9893.82             5.22%    731.82             5.90%
1984
1Q..............................................    10929.2            10.46%    866.78            18.44%
2Q..............................................    10378.0            -5.04%    793.11            -8.50%
3Q..............................................    10649.3             2.61%    824.66             3.98%
4Q..............................................    11542.6             8.39%    913.37            10.76%
1985
1Q..............................................    12580.8             8.99%    999.38             9.42%
2Q..............................................    12882.1             2.39%   1026.41             2.70%
3Q..............................................    12700.1            -1.41%   1026.19            -0.02%
4Q..............................................    13113.3             3.25%   1047.08             2.04%

                                                  NIKKEI 225      % CHANGES      TOPIX       % CHANGES
                                                  -----------   -------------   --------   -------------
1986
1Q..............................................    15859.8            20.94%   1265.93            20.90%
2Q..............................................    17654.2            11.31%   1359.24             7.37%
3Q..............................................    17852.9             1.13%   1517.28            11.63%
4Q..............................................    18701.3             4.75%   1562.55             2.98%
1987
1Q..............................................    21566.7            15.32%   1871.19            19.75%
2Q..............................................    24176.4            12.10%   2039.08             8.97%
3Q..............................................    26010.9             7.59%   2136.61             4.78%
4Q..............................................    21564.0           -17.10%   1725.83           -19.23%
1988
1Q..............................................    26260.3            21.78%    2147.9            24.46%
2Q..............................................    27769.4             5.75%   2183.10             1.64%
3Q..............................................    27923.7             0.56%   2151.36            -1.45%
4Q..............................................    30159.0             8.01%   2357.03             9.56%
1989
1Q..............................................    32838.7             8.89%   2469.15             4.76%
2Q..............................................    32948.7             0.33%   2449.38            -0.80%
3Q..............................................    35636.8             8.16%   2702.22            10.32%
4Q..............................................    38915.9             9.20%   2881.37             6.63%
1990
1Q..............................................    29980.4           -22.96%   2227.48           -22.69%
2Q..............................................    31940.2             6.54%   2343.36             5.20%
3Q..............................................    20983.5           -34.30%   1570.95           -32.96%
4Q..............................................    23848.7            13.65%   1733.83            10.37%
1991
1Q..............................................    26292.0            10.25%   1970.73            13.66%
2Q..............................................    23291.0           -11.41%   1819.01            -7.70%
3Q..............................................    23916.4             2.69%   1832.20             0.73%
4Q..............................................    22983.8            -3.90%   1714.68            -6.41%
1992
1Q..............................................    19345.9           -15.83%   1418.52           -17.27%
2Q..............................................    15951.7           -17.54%   1236.20           -12.85%
3Q..............................................    17399.1             9.07%   1310.60             6.02%
4Q..............................................    16924.9            -2.73%   1307.66            -0.22%
1993
1Q..............................................    18591.4             9.85%   1431.87             9.50%
2Q..............................................    19590.0             5.37%   1580.25            10.36%
3Q..............................................    20105.7             2.63%   1626.25             2.91%
4Q..............................................    17417.2           -13.37%   1439.31           -11.50%
1994
1Q..............................................    19111.9             9.73%   1563.21             8.61%
2Q..............................................    20643.9             8.02%   1673.32             7.04%
3Q..............................................    19563.8            -5.23%   1576.89            -5.76%
4Q..............................................    19723.1             0.81%   1559.09            -1.13%
1995
1Q..............................................    16140.0           -18.17%   1307.89           -16.11%
2Q..............................................    14517.4           -10.05%   1196.99            -8.48%
3Q..............................................    17913.1            23.39%   1438.16            20.15%
4Q..............................................    19868.2            10.91%   1577.70             9.70%

                                                  NIKKEI 225      % CHANGES      TOPIX       % CHANGES
                                                  -----------   -------------   --------   -------------
1996
1Q..............................................    21406.8             7.74%   1636.88             3.75%
2Q..............................................    22530.8             5.25%   1712.45             4.62%
3Q..............................................    21556.4            -4.32%   1627.55            -4.96%
4Q..............................................    19361.3           -10.18%   1470.94            -9.62%
1997
1Q..............................................    18003.4            -7.01%   1373.26            -6.64%
2Q..............................................    20605.0            14.45%   1553.81            13.15%
3Q..............................................    17887.7           -13.19%   1388.32           -10.65%
4Q..............................................    15258.7           -14.70%   1175.03           -15.36%
1998
1Q..............................................    16527.2             8.31%   1251.70             6.52%
2Q..............................................    15830.3            -4.22%   1230.38            -1.70%
3Q..............................................    13406.4           -15.31%   1043.57           -15.18%
4Q..............................................    13842.2             3.25%   1086.99             4.16%
1999
1Q..............................................    15836.6            14.41%   1267.22            16.58%
2Q..............................................    17529.7            10.69%   1416.20            11.76%
3Q..............................................    17605.5             0.43%   1506.83             6.40%
4Q..............................................    18934.3             7.55%   1722.20            14.29%
2000
1Q..............................................    20337.3             7.41%   1705.94            -0.94%
2Q..............................................    17411.1           -14.39%   1591.60            -6.70%
3Q..............................................    15747.3            -9.56%   1470.78            -7.59%
4Q..............................................    13785.7           -12.46%   1283.67           -12.72%
2001
1Q..............................................    12999.7            -5.70%   1277.27            -0.50%
2Q..............................................    12969.0            -0.24%   1300.98             1.86%
3Q..............................................    9774.68           -24.63%   1023.42           -21.33%
4Q..............................................    10542.6             7.86%   1032.14             0.85%
2002
1Q..............................................    11024.9             4.57%   1060.19             2.72%
2Q..............................................    10621.8            -3.66%   1024.89            -3.33%
3Q..............................................    9383.29           -11.66%    921.05           -10.13%
4Q..............................................    8578.95            -8.57%    843.29            -8.44%
2003
1Q..............................................    7972.71            -7.07%    788.00            -6.56%
2Q..............................................    9083.11            13.93%    903.44            14.65%
3Q..............................................   10219.05            12.51%    1018.8            12.77%

--------------
Note: (1) The TOPIX is a market capitalization-weighted index, while the Nikkei Average is a price-weighted index.

    On July 1, 1969, the Tokyo Stock Exchange introduced TOPIX (Tokyo Stock Price Index), a composite index of all the common stocks listed on the First Section of the TSE, to provide a comprehensive measure of the market trend to investors who may be interested in general market price movements. This composite index is supplemented by sub-indexes for each of 33 industry groups and of three categories (large, medium and small), in which companies listed on the First Section are classified by their size (in terms of the number of listed shares). In addition, the TSE has computed a composite index called "Second Section Stock Price Index" covering all stocks listed on its Second Section since August 18, 1969. On February 1, 1999, the TSE also began publishing the dividend-included TOPIX, its sub-indexes and TOPIX New Indexes.

COMPUTATION METHOD FOR INDEXES

    The indexes are basically a measure of the changes in aggregate market value of TSE common stocks. The base for each of the indexes is the aggregate market value of its component stocks as at the close on January 4, 1968, the first trading day of that year. The aggregate market value is calculated by multiplying the number of listed shares of each component stock by its price and totaling the products derived therefrom. In calculating the indexes, the base market value is used as the denominator of a fraction whose numerator represents the current aggregate market value. The fraction so obtained is multiplied by 100 (the index value on the base date) and reduced to a decimal figure to the nearest one-hundredth for each of the indexes computed.

    The formula is as follows:

                          CURRENT MARKET VALUE
CURRENT INDEX          =                          X  100
                           ------------------
                           BASE MARKET VALUE

    For the purpose of maintaining continuity of the indexes, the base market value is adjusted from time to time to reflect only price movements resulting from auction market activity and eliminate the effects of other factors, such as new listings, delistings and new share issues, either through public offering or through rights offerings to shareholders. No adjustment is made, however, in case of a stock split-up or split-down, a bonus issue, a stock dividend or a decrease in paid-in capital, since such corporate actions do not affect the current market value. The formula for adjusting the base market value is as follows:

                                                NEW MARKET VALUE (NEW BASIS)
NEW BASE VALUE          =  OLD BASE VALUE    X
                                                 -------------------------
                                                OLD MARKET VALUE (OLD BASIS)

    For example, suppose that on March 1, 20XX, the base value and the market value were Y8,000 billion and Y16,000 billion, respectively. The index was
200.00 (16,000/8,000 X 100). On March 2, 20XX, the Exchange lists XYZ company's additional 100 million shares issued through a public offering. The previous day's closing price of the company's stock was Y2,000. Thus, the market value on March 2 increases by Y200 billion (Y2,000 X 100 million shares), to Y16,200 billion, which represents the new market value. Therefore,

                                       16,200
NEW BASE VALUE          =  8,000    X                  =          Y8,100 BILLION
                                       -----
                                       16,000

    is used as the base market value for the calculation of the index on March 2.

FREQUENCY OF INDEXES COMPUTATION

    All indexes except the TOPIX have been computed and published, on a minute by minute basis, every minute since August 4, 1997.

    The TOPIX has been calculated every minute since May 23, 1987. The changes in the indexes from the previous day are indicated both in index value and in percentage. Historically, the TOPIX has been available on a daily closing basis from May 16, 1949, while the sub-indexes have been available since January 4, 1968, the base date. The Second Section Stock Price Index has been available on a daily closing basis from October 2, 1961, when the Second Section of the TSE commenced.

    The TOPIX is reported daily in leading international financial newspapers such as THE WALL STREET JOURNAL and the FINANCIAL TIMES.

    The above summary of the TOPIX was taken from Tokyo Stock Exchange Fact Book 2003.

REGULATION OF THE JAPANESE EQUITIES MARKETS

    The principal securities law in Japan is the Securities and Exchange Law. This law provides overall regulation for the issuance of securities in public and private offerings and for secondary market trading. Corporate issuers that have registered securities under the Securities and Exchange Law, as well as corporate issuers whose securities are listed on Japanese stock exchanges, become subject to the disclosure requirement that they file annual securities reports, semi-annual reports and current reports with the Prime Minister pursuant to the Securities and Exchange Law, which reports are made available for public inspection.

    The five stock exchanges in Japan are licensed by the Prime Minister pursuant to the Securities and Exchange Law. Each stock exchange is required to have a constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange. In addition, each stock exchange has detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities. Companies seeking to list their securities on an exchange are subject to a suitability review by the exchange.

    The insider trading provisions, including criminal sanctions, of the Securities and Exchange Law are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or traded on the Japanese over-the-counter markets (the "OTC") as well as to options relating to such debt and equity securities. In addition, such corporations are subject to provisions that prohibit directors, statutory auditors and principal shareholders of such companies and certain other persons related to such companies from effecting short swing transactions, which correspond to Section 16(b) of the U.S. Securities Exchange Act of 1934 (the "Exchange Act"). The reporting obligations of directors, corporate auditors and principal shareholders with respect to the purchase or sale of securities issued by the subject corporation or to the acquisition or award of options relating to such securities are also provided.

    The so-called "five percent rule" of the Securities and Exchange Law is applicable to listed or OTC-registered companies. When any person has become, solely or jointly, the holder of more than five percent of the aggregate issued capital stock of a company whose securities are listed on any Japanese stock exchange or traded on the OTC, a report concerning such holding must be filed with the Prime Minister within five business days. A similar report must also be made in respect of any subsequent change of one percent or more in any such holding. For this purpose, securities issuable to such a person upon conversion of convertible securities or exercise of warrants or stock acquisition rights are taken into account in determining both the number of securities held by such person and the issuer's total issued share capital. Copies of each such report must also be furnished to the issuer of such securities and each Japanese stock exchange on which the securities are listed or the Japanese Securities Dealers Association (the "JSDA") under which the securities are registered, as the case may be.

    The takeover bid rules (the "TOB rules") under the Securities and Exchange Law are applicable to equity or equity-related securities issued by a company which is subject to periodic disclosure requirements. All purchases of such securities made outside any Japanese stock exchange must comply with the procedures provided in the TOB rules unless expressly exempted therefrom. Exempt transactions include those as a result of which the bidder will hold not more than five percent of the aggregate outstanding securities of the target company.

    In the aftermath of irregularities and scandals in the Japanese securities markets uncovered in 1991, the Securities and Exchange Law was amended with effect from January 1, 1992. Under the amended law, securities companies are prohibited from the operation of discretionary accounts, loss compensation or provision of artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto; provided, however, that in the case of compensation for damages caused by certain types of misconduct or failure to act on the part of the securities companies, such compensation is exempted from the prohibition only after notification thereof to the Prime Minister. Investors are prohibited from demanding that a securities company agree to effect, or from receiving after such demand, directly or indirectly, such loss compensation or gain provision.

    To prevent the recurrence of scandals, in 1992 the Securities and Exchange Surveillance Commission was established to conduct inspections of securities companies, daily surveillance of securities markets and investigations of securities fraud within the ambit of the Ministry of Finance. The Securities and Exchange Surveillance Commission thereafter was split off from the Minister of Finance together with the Financial Services Agency (the "FSA") in 1998 and has become an organization under the FSA. Also in 1992, the Law concerning the Streamlining of Related Laws to Reform the Financial System and the Securities Trading System was enacted to provide for a variety of reforms designated to rationalize and revitalize the Japanese financial and capital markets. Its principal provisions permitted banks and securities companies to compete in each other's business field, subject to various regulations and restrictions. It also contained provisions which (i) broadened the definition of "securities" under the Securities and Exchange Law, (ii) clarified and rationalized the concept of public offering versus private placement and related regulations, and
(iii) revised the information disclosure system to ensure that in each case investors continue to receive adequate information.

    After the burst of the "Bubble" economy in the early 1990s, due to the delay of the financial deregulation and the continuing sluggish Japanese economy, the financial and capital markets in Japan have been losing their international presence. In response, the financial system reform, the so-called Japanese version of the Big Bang, was introduced with the aim of revitalizing the Japanese financial market commensurate with the international markets of New York and London by the year 2001. The three principles of the reform are
(i) "free"--toward a free market where the market mechanism prevails,
(ii) "fair"--toward a transparent and credible market, and
(iii) "global"--toward an international market ahead of its time. To meet this end, the Financial System Reform Law took effect in 1998 covering a wide range of financial areas, regulations and products including switching of the licensing system for a securities company lasting for more than 30 years to the registration system, full liberalizing of brokerage commissions for stock trading and abolishing of the restriction of off-exchange trading for listed securities.

                             DIRECTORS AND OFFICERS

    The Directors and principal officers of the Fund are set forth below, together with their positions with the Fund and their principal occupations during the past five years and, in the case of the Directors, their positions with other publicly held companies.

                          POSITION WITH THE                                                 AGGREGATE DOLLAR RANGE   NUMBER OF
                            FUND, TERM OF                               AGGREGATE DOLLAR     OF SECURITIES IN ALL    PORTFOLIOS
                             OFFICE, AND       PRINCIPAL OCCUPATION      RANGE OF EQUITY     FUNDS OVERSEEN OR TO     IN FUND
                           LENGTH OF TIME     DURING PAST FIVE YEARS    SECURITIES IN THE    BE OVERSEEN IN FUND      COMPLEX
NAME (AGE) AND ADDRESS         SERVED         AND OTHER DIRECTORSHIPS       FUND (+)             COMPLEX (+)          OVERSEEN
----------------------    -----------------   -----------------------   -----------------   ----------------------   ----------
INTERESTED PERSONS:
Shunsuke Ichijo (50)      President since     Chief Executive Officer      $1-$10,000                None               None
7-9, Nihonbashi 2-chome   February 2000**     and Director, Daiwa SB
Chuo-ku, Tokyo                                Investments since 1999;
103-0027 Japan                                General Manager of
                                              International Division
                                              of DICAM Tokyo since
                                              1996.
John J. O'Keefe (44)      Vice President      Vice President of the           None                   None               None
One Evertrust Plaza       and Treasurer       Fund Accounting
Jersey City, New Jersey   since June 2000**   Department of Daiwa
07302-3051                                    Securities Trust
                                              Company since June
                                              2000; Assistant
                                              Controller for Reserve
                                              Management Corporation
                                              from September 1999 to
                                              June 2000; Accounting
                                              Manager for Prudential
                                              Investments from
                                              January 1998 to
                                              September 1999.
Mariedor Pineda (29)      Secretary since     Production Analyst,             None                   None               None
One Evertrust Plaza       July 2003**         Daiwa Securities Trust
Jersey City, New Jersey                       Company since April
07302-3051                                    1999, Assistant
                                              Supervisor, CAMBA-Park
                                              Slope Women's Shelter,
                                              from March 1996 to
                                              March 1999.
Laurence E. Cranch (56)   Assistant           Partner of Clifford             None                   None               None
200 Park Avenue           Secretary since     Chance US LLP since
New York, New York        July 1992**         1980.
10166-0153

                          POSITION WITH THE                                                 AGGREGATE DOLLAR RANGE   NUMBER OF
                            FUND, TERM OF                               AGGREGATE DOLLAR     OF SECURITIES IN ALL    PORTFOLIOS
                             OFFICE, AND       PRINCIPAL OCCUPATION      RANGE OF EQUITY     FUNDS OVERSEEN OR TO     IN FUND
                           LENGTH OF TIME     DURING PAST FIVE YEARS    SECURITIES IN THE    BE OVERSEEN IN FUND      COMPLEX
NAME (AGE) AND ADDRESS         SERVED         AND OTHER DIRECTORSHIPS       FUND (+)             COMPLEX (+)          OVERSEEN
----------------------    -----------------   -----------------------   -----------------   ----------------------   ----------
Hiroshi Kimura (50)       Chairman;           Chairman and President,         None                   None               None
One Evertrust Plaza       Director            Daiwa Securities Trust
Jersey City, New Jersey   Director since      Company, since July
07302-3051                2001*               2001; Director and
                                              Senior Vice President
                                              of Daiwa Securities
                                              Trust Company, from
                                              April 1999 to June
                                              2001; Associate
                                              Director of Daiwa
                                              Europe Bank, from April
                                              1996 to March 1999.
INDEPENDENT DIRECTORS:
Austin C. Dowling (71)    Director since      Retired.                   $10,001-50,000         $10,001-50,000          None
1002 E. Long Beach        1992*
Boulevard
North Beach, New Jersey
08008
Martin J. Gruber (65)     Director since      Professor of Finance,      $10,001-50,000         $10,001-50,000          None
229 South Irving Street   1992*               Leonard N. Stern School
Ridgewood, New Jersey                         of Business, New York
07450                                         University, since 1965;
                                              Trustee, Deutsche Asset
                                              Management BT Family of
                                              Funds, since 1992;
                                              Trustee, C.R.E.F.,
                                              since 2001; Trustee,
                                              T.I.A.A., from 1996 to
                                              2000; Director, SG
                                              Cowen Income & Growth
                                              Fund, Inc., from 1986
                                              to 2001; Director, SG
                                              Cowen Opportunity Fund,
                                              from 1987 to 2001;
                                              Director, SG Cowen
                                              Standby Reserve Fund
                                              Inc., from 1985 to
                                              2001; Director, SG
                                              Cowen Standby Tax
                                              Exempt Reserve Fund
                                              Inc., from 1986 to
                                              2001.
David G. Harmer (60)      Director since      Executive Director,          $1-10,000           $10,001-$50,000          None
4337 Bobwhite Court       1997*               Department of Community
Ogden, UT 84403                               and Economic
                                              Development for the
                                              State of Utah since May
                                              2002; Chairman, 2K2
                                              Hosting Corporation,
                                              from April 2001 to
                                              April 2002; President,
                                              Jetway Systems, a
                                              division of FMC
                                              Corporation, from
                                              January 1997 to 2001.

                          POSITION WITH THE                                                 AGGREGATE DOLLAR RANGE   NUMBER OF
                            FUND, TERM OF                               AGGREGATE DOLLAR     OF SECURITIES IN ALL    PORTFOLIOS
                             OFFICE, AND       PRINCIPAL OCCUPATION      RANGE OF EQUITY     FUNDS OVERSEEN OR TO     IN FUND
                           LENGTH OF TIME     DURING PAST FIVE YEARS    SECURITIES IN THE    BE OVERSEEN IN FUND      COMPLEX
NAME (AGE) AND ADDRESS         SERVED         AND OTHER DIRECTORSHIPS       FUND (+)             COMPLEX (+)          OVERSEEN
----------------------    -----------------   -----------------------   -----------------   ----------------------   ----------
Oren G. Shaffer (60)      Director since      Vice Chairman and Chief         None              $10,001-50,000          None
2409 5th Street           2000*               Financial Officer of
Boulder, CO 80304                             Quest Communications
                                              International Inc.
                                              since July 2002;
                                              Executive Vice
                                              President and Chief
                                              Financial Officer of
                                              Ameritech Corporation,
                                              from 1994 to 2000.

------------------

(+) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of March 17, 2003.

* Directors serve for three years from the date of their election, with terms expiring on the date of the annual meetings of stockholders of the Fund, or until their successors are elected and qualified.
    Messrs. Kimura and Gruber are Class I Directors of the Fund, with terms scheduled to expire in 2006.
        Messrs. Harmer and Shaffer are Class II Directors of the Fund, with terms scheduled to expire in 2004.
        Mr. Dowling is a Class III Director of the Fund, with a term scheduled to expire in 2005.

**  Elected by and serves at the pleasure of the Board of Directors of the Fund.

    Messrs. Dowling, Gruber, Harmer and Shaffer are directors of The Singapore Fund, Inc. and The Thai Capital Fund, Inc., which are other closed-end investment companies advised by affiliates of the Investment Manager and the Investment Adviser.

    Messrs. O'Keefe and Cranch and Ms. Pineda are officers of other closed-end investment companies advised by affiliates of the Investment Manager and the Investment Adviser. Mr. O'Keefe serves as Vice President and Treasurer of The Singapore Fund, Inc and The Thai Capital Fund, Inc. Ms. Pineda serves as Secretary of The Singapore Fund, Inc. and The Thai Capital Fund, Inc.
Mr. Cranch serves as Assistant Secretary of The Singapore Fund, Inc. and The Thai Capital Fund, Inc.

    As of the date of this Prospectus, the Directors and officers of the Fund owned in the aggregate less than 1% of the outstanding shares of Common Stock of the Fund. As of December 31, 2002, no non-interested Director of the Fund owned securities of the Investment Manager, the Investment Adviser, Daiwa or an entity directly or indirectly controlling, controlled by or under common control with the Investment Manager, the Investment Adviser or Daiwa.

    The officers of the Fund, together with the Investment Manager and the Investment Adviser, conduct and supervise daily business operations of the Fund. The Directors renew such actions, supervise the actions of the Investment Manager and the Investment Adviser and decide general policy. The Fund pays each Director who is not an interested person (within the meaning of the 1940 Act) of the Investment Manager or the Investment Adviser an annual fee of $3,508 per year, plus $526 per Directors' meeting and $421 per audit committee meeting attended in person or by telephone, together with such Director's actual out-of-pocket expenses relating to attendance at meetings.

    Set forth below is a chart showing the aggregate compensation paid or payable by the Fund to each of its Directors, during the fiscal year ended October 31, 2002, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex"), for their services as Directors of such investment companies during their respective fiscal years.

                         AGGREGATE      PENSION OR RETIREMENT     ESTIMATED ANNUAL   TOTAL COMPENSATION
NAME AND POSITION WITH  COMPENSATION   BENEFITS ACCRUED AS PART    BENEFITS UPON       FROM FUND AND
FUND                     FROM FUND         OF FUND EXPENSES          RETIREMENT      FUND COMPLEX PAID
----                    ------------   ------------------------   ----------------   ------------------
Hiroshi Kimura,
Director and Chairman
of the Board               $    0                 $0                     $0                $     0
Austin C. Dowling,
Director                   $6,981                 $0                     $0                $18,568
Martin J. Gruber,
Director                   $6,034                 $0                     $0                $15,778
David G. Harmer,
Director                   $6,455                 $0                     $0                $18,399
Oren G. Shaffer,
Director                   $4,982                 $0                     $0                $15,978

    The Fund's Board of Directors also has an Audit Committee which is responsible for reviewing financial and accounting matters and consists of all of the non-interested Directors of the Fund. The Fund has adopted a formal, written Audit Committee Charter. The members of the Audit Committee are Messrs. Dowling, Gruber, Harmer and Shaffer. The Audit Committee met twice during its last fiscal year.

    The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. SEE "Description of Common Stock--Anti-Takeover Provisions." Furthermore, as permitted by the Maryland General Corporation Law ("MGCL"), the Fund has elected to be subject to the provisions of Section 3-804 (c), whereby in the event of a vacancy that results from an increase in the size of the Board of Directors, the death, resignation or removal of a director, the remaining directors in office may fill the vacancy, even if the remaining directors do not constitute a quorum.

    The Amended and Restated Articles of Incorporation of the Fund contain a provision permitted under the MGCL which by its terms eliminates the personal liability of the Fund's Directors to the Fund or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain qualifications described below. The Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the full extent permitted by the MGCL. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Amended and Restated Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that
(1) it is proved that the person actually received an improper benefit or profit in money, property or services, or (2) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Nothing in the Amended and Restated Articles of Incorporation or the Amended and Restated By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

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                             MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER

    Daiwa SB Investments (USA) Ltd. (the "Investment Manager") acts as the Fund's investment manager. The Investment Manager is a direct subsidiary of Daiwa SB Investments Ltd., which maintains sole ownership of investment advisory subsidiaries in London, Hong Kong and Singapore to provide investment advisory services to a global clientele. The Investment Manager is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Investment Manager currently serves as an investment adviser to three investment companies registered under the 1940 Act, managing approximately $186.6 million as of July 31, 2003. The Investment Manager's principal address is Financial Square, 32 Old Slip, 11th Floor, New York, New York 10005-3538.

INVESTMENT MANAGEMENT AGREEMENT

    The Investment Manager supervises the purchase and sale of securities on behalf of the Fund based on the recommendations of the Investment Adviser, including the selection of brokers and dealers to carry out the transactions, and prepares and makes available research and statistical data, all in accordance with the Fund's investment objective and policies, under the direction and control of the Fund's Board of Directors. The Investment Manager also exercises investment discretion with respect to the Fund's Temporary Investments. In addition, the Investment Manager is responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents.

    The Investment Manager is responsible for the salaries and expenses of those of the Fund's officers and employees, as well as fees and expenses of those of the Fund's Directors, officers and employees, who are directors, officers or employees of the Investment Manager or any of its affiliated persons. However, the Fund bears travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are managing directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings held in connection with the Fund's operation, including meetings of the Fund's Board of Directors or any committee thereof.

    Under the Investment Management Agreement (the "Investment Management Agreement") between the Fund and the Investment Manager, the Investment Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients who may invest in Japanese Equities and, in providing such services, may use non-confidential information furnished by the Investment Adviser. Conversely, information furnished by others to the Investment Manager in the course of providing services to clients other than the Fund may be useful to, and used by, the Investment Manager in providing services to the Fund.

    For its services to the Fund, the Investment Manager receives a monthly fee, payable in U.S. Dollars, at an annual rate of 0.60% of the Fund's average weekly net assets (I.E., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund) up to $20 million; 0.40% of such net assets in excess of $20 million up to $50 million; and 0.20% of such net assets in excess of $50 million. For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Investment Manager earned amounts, including fees and expenses, of $242,485, $258,108 and $292,860, respectively, prior to applicable remittances of 60% of these amounts to the Investment Adviser. For purposes of calculating compensation, average weekly net assets are determined at the end of each month based upon the average of the net assets as calculated on each valuation date, generally each Thursday, during the month.

    The Investment Management Agreement was effective initially for a period of two years and continues in effect from year to year provided such continuance is specifically approved at least annually (i) by a vote of a majority of those members of the Board of Directors who are neither parties to the Investment Management Agreement nor interested persons of the Investment Adviser, the Investment Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of Directors or of the Fund's outstanding voting securities. The Investment Management Agreement may be terminated at any time without payment of penalty by the Fund or by the Investment Manager upon 60 days' written notice. The Investment Management Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

    The Investment Management Agreement provides that the Investment Manager will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties, or from reckless disregard by the Investment Manager of its obligations and duties under the Investment Management Agreement.

    In reaching a decision to continue the engagement of Daiwa SB Investments
(USA) Ltd. as the Fund's Investment Manager, the Board of Directors reviewed information derived from a number of sources covering a range of issues. The Directors considered, among other things, the experience and expertise of Daiwa SB Investments (USA) Ltd.'s executive and professional personnel, the availability of such personnel to the Fund and the Daiwa SB Investments (USA) Ltd.'s policies and practices relating to the assignment of personnel to the Fund. The Board of Directors also considered the management fee under the Investment Management Agreement and information on fees charged by other investment managers for comparable services. The Board of Directors noted that the fee to be charged by Daiwa SB Investments (USA) Ltd. under the Invest Management Agreement would be lower than the management fee rates charged by many of the investment managers of comparable funds. Taking into account this review, as well as the nature and quality of the services provided by Daiwa SB Investments (USA) Ltd., the Board of Directors determined that the management fee rate of Daiwa SB Investments (USA) Ltd. was reasonable.

    Based on its review, the Board of Directors, including a majority of the Non-Interested Directors, concluded that it was satisfied with the nature and quality of the services provided by Daiwa SB Investments (USA) Ltd. to the Fund and that the management fee rate was reasonable in relation to such services. Accordingly, the Board of Directors approved the continuation of the Investment Management Agreement as being in the interests of the Fund's stockholders.

THE INVESTMENT ADVISER

    Daiwa SB Investments Ltd. acts as the investment adviser (in such capacity, the "Investment Adviser") of the Fund. The Investment Adviser, a corporation incorporated in Tokyo under the laws of Japan, has its principal place of business located at 7-9 Nihonbashi 2-chome, Chuo-ku, Tokyo 103-0027, Japan and is principally owned by Daiwa Securities Group, Inc., the Sumitomo Bank and TRPH Corporation. The Investment Adviser is a registered investment adviser under the Advisers Act. The Investment Adviser currently provides investment advisory services with respect to securities traded principally in Japan, other Asian countries, the United States and European countries. As a member of the Daiwa Securities Group (the "Group" or "Daiwa"), the Investment Adviser has access to the Group's resources, including those of the Daiwa Institute of Research and the Japanese Institute of Research.

    Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), between the Investment Manager and the Investment Adviser, the Investment Adviser has agreed to provide certain investment advisory services to the Investment Manager for the Fund's use, subject to the oversight and supervision of the Board of Directors of the Fund.

    The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Japan of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States. The Investment Adviser is advised by U.S. counsel with respect to the Federal securities laws of the United States.

INVESTMENT ADVISORY AGREEMENT

    Under the terms of the Investment Advisory Agreement, the Investment Adviser provides the Investment Manager with investment recommendations. SEE "Investment Objective and Policies." The Investment Adviser also prepares and makes available research and statistical data and provide advice to the Investment Manager regarding Japanese Equities. The information and investment advice received by the Investment Manager from the Investment Adviser is used for the purpose of managing the Fund's investment portfolio and is evaluated by the Investment Manager's staff in light of their own expertise and information from other sources.

    The Investment Adviser or one of its affiliates pays the salaries and reasonable expenses of the Fund's Directors, officers and employees, who are directors, officers or employees of the Investment Adviser or any of its affiliated persons. However, the Fund bears travel expenses of officers and Directors of the Fund who are managing directors, officers or employees of the Investment Adviser to the extent such expenses relate to attendance at meetings held in connection with the Fund's operation, including meetings of the Fund's Board of Directors or any committee thereof.

    For its services to the Fund, the Investment Adviser receives from the Investment Manager a monthly fee, payable in U.S. dollars, at an annual rate of 60% of the fee paid by the Fund to the Investment Manager under the

Investment Management Agreement. For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Investment Adviser earned amounts, including fees and expenses, of $145,491, $156,789 and $178,084, respectively, which was paid or payable by the Investment Manager. For purposes of calculating compensation, average weekly net assets are determined at the end of each month based upon the average of the net assets as calculated on each valuation date, generally each Thursday, during the month.

    The Investment Advisory Agreement was effective initially for a period of two years and continues in effect from year to year provided such continuance is specifically approved at least annually (i) by a vote of a majority of those members of the Board of Directors who are neither parties to the Investment Advisory Agreement nor interested persons of the Investment Adviser, the Investment Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of Directors or of the Fund's outstanding voting securities. The Investment Advisory Agreement may be terminated at any time without payment of penalty by the Investment Manager or by the Investment Adviser upon 60 days' written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

    The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or from reckless disregard by the Investment Adviser of its obligations and duties under the Investment Advisory Agreement.

    The Fund pays all of its other expenses (but not the overhead or employee costs of the Investment Manager or the Investment Adviser), including among others: legal fees and expenses of U.S. and Japanese counsel to the Fund and, if any, to its Directors who are not "interested persons" of the Fund; auditing and accounting expenses; taxes and governmental fees; NYSE or other securities exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be otherwise provided pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and cash purchase plan, except for brokerage expenses paid by participants in such plan; costs of stationery; any litigation expenses; costs of stockholders' and other meetings; and other expenses properly payable by the Fund.

    In reaching a decision to continue the engagement of Daiwa SB Investments Ltd. as the Fund's Investment Adviser, the Board of Directors reviewed information derived from a number of sources covering a range of issues. The Directors considered, among other things, the experience and expertise of Daiwa SB Investments Ltd.'s executive and professional personnel, the availability of such personnel to the Fund and the Daiwa SB Investments Ltd.'s policies and practices relating to the assignment of personnel to the Fund. The Board of Directors also considered the advisory fee under the Investment Advisory Agreement and information on fees charged by other investment advisors for comparable services. The Board of Directors noted that the fee to be charged by Daiwa SB Investments Ltd. under the Investment Advisory Agreement, along with the portion of the fee retained by the Investment Manager, would be lower than the advisory fee rates charged by many of the investment advisers of comparable funds. Taking into account this review, as well as the nature and quality of the services provided by Daiwa SB Investments Ltd., the Board of Directors determined that the advisory fee rate of Daiwa SB Investments Ltd. was reasonable.

    Based on its review, the Board of Directors, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services provided by Daiwa SB Investments Ltd. to the Fund and that the advisory fee rate was reasonable in relation to such services. Accordingly, the Board of Directors approved the continuation of the Investment Advisory Agreement as being in the interests of the Fund's stockholders.

PORTFOLIO MANAGEMENT

    The following individuals are primarily responsible for portfolio management for the Fund.

    Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. ("DSBI") for all North American clients. A senior member of the Investment Policy Committee (IPC), Mr. Ogawa possesses 28 years of investment experience and has been responsible for Japanese stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

    Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager, with a total of 14 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pension clients. He graduated from Aoyama Gakuin University with a B.A. in Law in 1988.

CODE OF ETHICS

    The Fund, the Investment Adviser, the Investment Manager and Daiwa Securities America Inc. have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. Each code of ethics permits personnel, subject to each code of ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, District of Columbia. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. Each code of ethics is also available on the EDGAR database on the Commission's web site at http://www.sec.gov. Copies of each code of ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Room Section, Washington, District of Columbia 20549-0102.

PROXY VOTING PROCEDURES

    The Fund has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These proxy voting procedures delegate to the Investment Manager the responsibility for voting proxy securities, subject to the Board of Director's continuing oversight. The Fund's procedures provide that the Board of Directors annually reviews the Investment Manager's proxy voting policies and procedures and the Investment Manager's proxy votes on behalf of the Fund. The Investment Manager's proxy voting policies and procedures are set forth below.

PROXY VOTING POLICIES AND PROCEDURES OF THE INVESTMENT MANAGER

    As a registered investment adviser, Daiwa SB Investments (USA) Ltd. ("Daiwa," "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

    Daiwa recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

    Daiwa is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

    This statement sets forth the policy and procedures of Daiwa for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

    PROXY VOTING POLICIES. It is the general policy of Daiwa to support management of the companies in which it invests and will cast votes in accordance with management's proposals. However, Daiwa reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients' best interests.

    ELECTION OF DIRECTORS: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

    APPOINTMENT OF AUDITORS: The selection of an independent accountant to audit a company's financial statements is generally a routine business matter. Daiwa believes that management remains in the best position to choose the accounting firm and will generally support management's recommendation.

    CHANGES IN CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Daiwa will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

    CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Daiwa believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

    CORPORATE GOVERNANCE: Daiwa recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfil their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

    SOCIAL AND CORPORATE RESPONSIBILITY: Daiwa recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

    EXECUTIVE COMPENSATION: Daiwa believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

    PROXY VOTING. Our portfolio management team is responsible for the coordination of Daiwa's proxy voting. They liaise with the product managers and/or the Proxy Voting Committee to ascertain how Daiwa will vote. They will then instruct the relevant custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

    The product managers will implement the proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

    PROXY VOTING COMMITTEE. We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of the legal & compliance team. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

    CONFLICTS OF INTEREST. Daiwa recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer's proxy. We believe that oversight by the proxy voting committee ensures that proxies are voted with only our clients' best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

1. The portfolio management team will refer to the legal and compliance team any proxy votes that are issued by existing clients or where Daiwa holds a significant voting percentage of the company. The legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

2. If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

3. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary.

4. If our proposed vote is contrary to our stated proxy voting policy and is consistent with management's recommendation, the proposal is escalated to the Proxy Voting Committee for final review and determination.

    PROXIES OF CERTAIN NON-U.S. ISSUERS. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Daiwa may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

                         ADMINISTRATION AND CUSTODIANS

ADMINISTRATION

    Daiwa Securities Trust Company ("DSTC") has agreed to provide, pursuant to an Administration Agreement (the "Administration Agreement") between the Fund and DSTC, administrative services to the Fund (in such capacity, the "Administrator"). Such administrative services include maintenance of the Fund's books and records, calculations of the Fund's net asset value, preparation and filing of reports with respect to certain of the Fund's U.S. reporting requirements, overseeing custody arrangements with the Japanese Custodian (as defined below) and other accounting and general administrative services. The Administrator gathers information on the distribution and holding of the Fund's shares and will respond to general inquiries from investors in the Fund's shares. The Administrator also will be responsible for monitoring the activities of the Fund's custodians, transfer agent, accountants, legal counsel and other persons providing services to the Fund. In addition, the Administrator acts as liaison between the holders of the Fund's shares and the Fund, the Investment Manager and the Investment Adviser. The services provided under the Administration Agreement are also subject to the supervision of the Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement as being in the best interests of the Fund.

    Under the Administration Agreement, the Fund pays to DSTC a fee calculated weekly and paid monthly in U.S. dollars, at an annual rate of 0.20% of the first $60 million, 0.15% of the next $40 million and 0.10% of the excess over $100 million of the average weekly net assets of the Fund, with a minimum annual fee of $120,000 ($10,000 per month).

CUSTODIANS

    DSTC also acts as custodian (in such capacity, the "U.S. Custodian") with respect to the Fund's non-Japanese securities and non-yen denominated assets pursuant to a Custodial Services Agreement (the "Custodial Services Agreement") between the Fund and the U.S. Custodian. The U.S. Custodian's principal business address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051. The U.S. Custodian appointed The Sumitomo Mitsui Banking Corporation, to act as sub-custodian (the "Japanese Custodian") of the U.S. Custodian for the Japanese securities and yen-determined assets held in Japan pursuant a sub-administration agreement. The Japanese Custodian's principal business address is 1-2 Yurakucho 1-chome, Chiyoda-ku, Tokyo, Japan. Under the Custodial Services Agreement, the U.S. Custodian receives fee calculated weekly and paid monthly in U.S. dollars, at an annual rate of .10% of U.S. net assets and .05% of non-U.S. net assets. In addition, the U.S. Custodian will be reimbursed by the Fund for any out-of-pocket expenses incurred by the U.S. Custodian in connection with the performance of its duties under the Custodial Services Agreement. The out-of-pocket expenses of the U.S. Custodian includes the annual fees, asset-based or transaction-based, and the out-of-pocket expenses of the Japanese Custodian. As compensation for its services, the U.S. Custodian receives a monthly fee and reimbursement of out-of-pocket expenses, including the fees and out-of-pocket expenses of the Japanese custodian. For the fiscal year ended October 31, 2003, the Fund paid $85,730 for custodian fees and expenses to the U.S. Custodian, which included Japanese Custodian fees and expenses of $56,625.

                                    EXPENSES

    The Fund's annual operating expenses are higher than normal annual operating expenses of most closed-end investment companies of comparable size that invest in U.S. securities because the management fee and other operating expenses reflect communication and other costs associated with investing in Japan. Expenses of the Offer will be charged to capital. For the fiscal years ended October 31, 2003 and October 31, 2002, the Fund's expenses were $787,491 and $817,323, respectively. The Fund's annual expense ratio (excluding taxes) for the fiscal years ended October 31, 2003 and October 31, 2002 was 1.50% and 1.44%, respectively, of the Fund's net assets.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the policies established by the Board of Directors of the Fund, the Investment Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Manager seeks to obtain the best results for the Fund, taking into account such factors as price

(including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Manager generally seeks reasonably competitive dealer spreads or commission rates, the Fund does not necessarily pay the lowest spread or commission available.

    The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. The Fund expects that, consistent with its policy of obtaining the best net results and subject to the requirements of the 1940 Act and Japanese securities laws, a substantial amount of its portfolio transactions conducted on an agency basis may be conducted through Daiwa, including transactions on the TSE. Costs associated with transactions in foreign securities are generally higher than those associated with transactions in U.S. securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions. In addition, subject to obtaining the best net results, securities firms which provide supplemental investment research, including industry and company analysis, macroeconomic analysis and market environment analysis, to the Investment Manager or the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Investment Management Agreement or the Investment Adviser under the Investment Advisory Agreement, as the case may be, and the expenses of the Investment Manager or the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Fund does not intend to pay brokers a commission that exceeds what another broker may have charged because of the value of the brokerage or research services provided.

    While the Investment Manager utilizes the research services provided by brokers in the process of stock selection, the Investment Manager does not make any investment decisions in accordance with the brokers' research materials. The Investment Manager makes the final decisions regarding stock selection. This selection comes from a master list compiled by in-house analysts utilizing the sell-side research to prevent conflicts of interest. The Investment Manager's portfolio managers principally rely on the in-house research for fundamental analyses of individual companies. The external research information is used merely as supplemental material for the internal research department and, therefore, is not identified as being used for managing a particular client's assets. During the last fiscal year, no brokerage transactions were directed to a broker because of the value of the research services provided.

    Because of the affiliation of Daiwa with the Fund, the Fund is prohibited from engaging in certain transactions involving Daiwa or its affiliates except pursuant to an exemptive order under the 1940 Act. Without such an order, the Fund is prohibited from engaging in portfolio transactions with Daiwa or its affiliates acting as principal and from purchasing securities in public offerings that are not registered under the Securities Act of 1933 in which Daiwa or any of its affiliates participates as an underwriter.

    Brokerage commissions paid by the Fund for the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001 were $128,408, $128,544 and
$158,383, respectively, of which $21,224, $18,721 and $23,010, respectively, was paid to Daiwa Securities Co. Ltd., an affiliate of the Investment Manager, in connection with portfolio transactions. The percentage of the Fund's aggregate brokerage commissions paid to Daiwa Securities Co. Ltd. for those periods was 16.53%, 14.56% and 14.53%, respectively. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Daiwa Securities Co., Ltd. for those periods was 16.64%, 14.83% and 16.79%, respectively.

PORTFOLIO TURNOVER

    The Investment Manager effects portfolio transactions for the Fund. The Fund's annual turnover rate will be between approximately 50% and 80% under normal conditions; however, it is impossible to predict portfolio turnover rates. For the fiscal years ended October 31, 2003 and October 31, 2002, the Fund's portfolio turnover rates were 84.00% and 76.19%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all of its net realized capital gains, if any, annually. Dividends and distributions will be paid in cash, except that, pursuant to the Dividend Reinvestment and Cash

Purchase Plan (the "DRIP Plan"), a shareholder may elect to have all distributions automatically reinvested by PFPC Inc. (the "Plan Agent") in Fund shares. Shareholders who do not participate in the DRIP Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Inc., as paying agent. Shareholders who wish to have distributions automatically reinvested should notify the Plan Agent for The Japan Equity Fund, Inc., PFPC Inc. at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027.

    The Plan Agent serves as agent for the shareholders in administering the DRIP Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the DRIP Plan will receive cash and participants in the DRIP Plan will receive the equivalent amount in shares of Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or a distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the DRIP Plan will be deemed to have elected to receive shares of Common Stock issued by the Fund, valued at the market price on the valuation date. If the Fund should declare an income dividend or a capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

    Participants in the DRIP Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions payable only in cash) to purchase Fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than 30 days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the DRIP Plan Agent approximately ten days before February 15. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than two business days before such payment is to be invested.

    The Plan Agent maintains all shareholder accounts in the DRIP Plan and furnish written confirmations of all transactions in such accounts, including information needed by shareholders for personal and tax records. Shares in the account of each DRIP Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the DRIP Plan.

    In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the DRIP Plan on the basis of the number of shares certified from time-to-time by the registered shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the DRIP Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they will participate in the DRIP Plan on the shareholders' behalf.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a PRO RATA share of the brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of income dividends or capital gains distributions payable only in cash. For purchases from voluntary cash payments, participants must pay a PRO RATA portion of the brokerage commissions incurred on their behalf. Brokerage charges for purchasing small amounts of stock of individual accounts through the DRIP Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

    The election by participants of automatic reinvestment of dividends and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions. SEE "Taxation--U.S. Federal Income Taxes."

    The Fund reserves the right to amend or terminate the DRIP Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change having been sent to all shareholders at least 30 days before the record date for such dividend or distribution. The DRIP Plan also may be amended or terminated by the Plan Agent by at least 30 days' prior written notice to all shareholders. All communication concerning the DRIP Plan should be directed to the Plan Agent for The Japan Equity Fund, Inc. at PFPC Inc.,
P.O. Box 43027, Providence, Rhode Island 02940-3027 (telephone number (800) 331-1710).

                                    TAXATION

U.S. FEDERAL INCOME TAXES

    The Fund has qualified and intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

    As a RIC, the Fund will not be subject to U.S. federal income tax on its investment company taxable income in any year that it distributes to its shareholders at least 90% of its investment company taxable income for the taxable year; however, the Fund will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains as these terms are defined for U.S. federal income tax purposes. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. If necessary, the Fund intends to borrow money or liquidate assets to make such distributions. Except to the extent described below regarding distributions consisting of "qualified dividend income," distributions of investment company taxable income ("ordinary income dividends"), whether paid in cash or shares, are taxable to a U.S. shareholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, thereafter, will constitute capital gains to such holder (assuming the shares are held as capital assets). Since the Fund will not invest in the stock of domestic corporations, distributions to corporate shareholders of the Fund will not be entitled to the dividends received deduction. However, individual shareholders of the Fund may be entitled to the 15% rate generally applicable to net long-term capital gains on the portion of distributions consisting of "qualified dividend income" as designated by the Fund and notified to shareholders annually. For this purpose "qualified dividend income" includes dividends received during the taxable year from foreign corporations only if such corporations are "qualified foreign corporations" and certain other requirements are satisfied. A "qualified foreign corporation" generally means (i) a foreign corporation that is eligible for benefits of a comprehensive income tax treaty with the U.S. that the U.S. Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program, and (ii) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the U.S., but excludes certain passive investment companies. The relevant legislative history indicates that, until the U.S. Treasury Department issues guidance regarding the determination of treaties as satisfactory for this purpose, a foreign corporation will be considered to be a "qualified foreign corporation" if it is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program other than the current U.S.-Barbados income tax treaty, and that a company will be eligible for benefits of a comprehensive income tax treaty for this purpose if it would qualify for the benefits of the treaty with respect to substantially all of its income in the taxable year in which the dividend is paid. No guidance has to date been issued by the U.S. Treasury Department as to whether the U.S./Japan tax treaty is satisfactory for this purpose; however, Article 26 of the U.S./Japan tax treaty provides for the exchange of information pertinent to carrying out the provisions of such treaty subject to certain limitations. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to corporate income tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its shareholders.

    As a RIC, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from the prior eight years, if any, that it distributes to its shareholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains it will be subject to a tax of 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years ("capital gain dividends"). The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (a) will be required to include in income, as long-term capital gains, such shareholder's proportionate share of the undistributed amount, (b) will be entitled to credit against its U.S. federal income tax liabilities such shareholder's proportionate share of the tax paid by the Fund on the undistributed amount and to claim a refund to the extent that such shareholder's credits exceed its liabilities, and
(c) will be entitled to increase its tax basis in its shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Capital gain dividends paid by the Fund are taxable to its shareholders as long-term capital gains regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Under the Code, net long-term capital gains will be taxed at a rate generally no greater than 15% for individuals and a rate no greater than 35% for corporations.

    Shareholders receiving dividends in the form of additional shares pursuant to the DRIP Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares equal to such amount.

    If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming dividend, those who purchase just prior to the record date for a dividend will receive a dividend which will be taxable.

    Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income unless the Fund distributes annually at least 98% of its adjusted taxable ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing provisions, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by each shareholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

    The Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. federal income tax purposes. Investments are maintained and income therefrom calculated by reference to the yen, and such calculations do not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

    The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at fair market value), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

    For backup withholding purposes, the Fund may be required to withhold 28% of reportable payments (which include dividends and redemptions) to certain non-corporate shareholders. A shareholder, however, may avoid becoming subject to this requirement by filing an appropriate form certifying under penalties of perjury that such shareholder's taxpayer identification number is correct and that such shareholder is not subject to backup withholding, or is exempt from backup withholding. Corporations and certain other shareholders are exempt from backup withholding.

    Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the shareholder's tax basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than twelve months. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

    An amount received by a shareholder from the Fund in exchange for shares of the Fund (pursuant to a repurchase of shares or a tender offer or otherwise) generally will be treated as a payment in exchange for the shares tendered, which may result in taxable gain or loss as described above. However, if the amount received by a shareholder exceeds the fair market value of the shares tendered, or if a shareholder does not tender all of the shares of the Fund owned or deemed to be owned by the shareholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, any shareholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution of shares of the Fund.

        PASSIVE FOREIGN INVESTMENT COMPANIES

    If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies ("PFICs"), and does not make one of the elections described below, the Fund will be subject to U.S. federal income tax at ordinary rates on a portion of any "excess distribution" (distributions received by the Fund in any year that exceed 125% of the average annual distribution received by the Fund in the three preceding years or during the Fund's holding period, if shorter, and any gain from the disposition of such PFIC shares), even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its PRO RATA share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund. Alternatively, the Fund may elect to market-to-market the stock of the PFIC annually, and to take into account as income or loss any appreciation or depreciation in the value of the PFIC stock.

        FOREIGN TAX CREDITS

    As indicated under "Japanese Taxes" below, the Fund will be subject to Japanese withholding taxes on interest and dividends received from Japanese corporations at certain rates. If the Fund qualifies as a RIC, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's assets at the close of any taxable year consists of stocks or securities of Japanese and other foreign corporations, the Fund may elect to treat such Japanese withholding and any other foreign taxes that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Fund has made and intends to continue to make this election in any year in which it is qualified to do so. As a consequence, each shareholder will be required to include in its income an amount equal to its allocable share of such Japanese or other foreign withholding taxes paid by the Fund and, subject to certain limitations, to credit such amount against its U.S. federal income tax liability, if any, or to deduct its share from its U.S. taxable income, if any. In general, a shareholder may elect each year whether to claim a deduction or a credit for such foreign taxes paid. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. federal withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. For purposes of the foreign tax credit limitation, foreign source taxable income consisting of qualified dividend income must be reduced by the "rate differential portion" of any dividend income. The rate differential portion is the excess of the highest applicable tax rate (currently 35%) minus the tax rate for qualified dividend income (15%) over the highest applicable tax rate (currently 35%). Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund to Japan or another country will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends that represents income derived from sources within such country.

        FOREIGN SHAREHOLDERS

    Ordinarily income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. federal withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable law or a relevant tax treaty. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 28%, unless the foreign shareholder files an appropriate form certifying under penalty of perjury as to his nonresident alien status.

    If a foreign shareholder is a resident alien or if dividends from the Fund are effectively connected with a United States trade or business carried on by the foreign shareholder, dividends from the Fund and any gains realized upon the sale of shares of the Fund will be subject to federal income tax at the rates applicable to United States citizens or domestic corporations. A foreign shareholder that is a corporation also may be subject to the 30% branch profits tax.

    Foreign shareholders are advised to consult their own tax advisers with respect to the tax consequences to them of an investment in the Fund.

        DISCLOSURE REGULATIONS

    Under recently promulgated Treasury Regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in a single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are, in many cases, exempted from this reporting requirement, but under current guidance shareholders of regulated investment companies are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        NOTICES

    Shareholders will be notified annually by the Fund as to the Fund's distributions.

    THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO SUCH SHAREHOLDER OF AN INVESTMENT IN THE FUND, INCLUDING STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

JAPANESE TAXES

    In the opinion of Japanese counsel for the Fund, the operations of the Fund as described in this Prospectus will not subject the Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends and margin of issue and redemption prices of certain discount notes paid to the Fund by Japanese corporations and consumption taxes payable with respect to securities transactions conducted in Japan. In the opinion if such counsel, under the tax convention between the United States and Japan (the "Convention") as currently in force, Japanese withholding tax rate imposed upon dividends paid by Japanese corporations to the Fund is limited to 15% with certain exceptions. Pursuant to the Law Amending a Part of Income Tax Law etc. (Law No. 8 of 2003) enacted on March 28, 2003, withholding tax at a rate of 10% is imposed upon dividends paid by Japanese public corporations to the Fund during the period from April 1, 2003 to December 31, 2003. Such withholding tax rate will be 7% duirng the period from January 1, 2004 to March 31, 2008. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to Japanese withholding tax at the rate of 10%. A shareholder of the Fund will not, merely because of the ownership of Fund shares, be subject to individual income taxes imposed by Japan.

                                NET ASSET VALUE

    Net asset value per share is determined on Thursday of each week based on valuations made as of 5:00 p.m., Tokyo time, on such day. If any Thursday is a holiday in Japan, the Fund intends to determine its net asset value as of 5:00 p.m., Tokyo time, on the prior business day in Japan. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars.

    Securities traded on the First Section are valued at the last reported sales price available to the Fund as of the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. Other investments are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

                          DESCRIPTION OF COMMON STOCK

    The authorized capital stock of the Fund is 30,000,000 shares of Common Stock ($0.01 par value) of which 10,815,688 were outstanding as of November 30, 2003. Shares of the Fund, when issued, are fully paid and non-assessable, and will have no conversion, preemptive or other subscription rights. All shares of Common Stock are equal as to assets, earnings and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds available therefor. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses.

    Under the Fund's Amended and Restated Articles of Incorporation, the Board of Directors has the authority to classify or reclassify shares of its capital stock with such rights, preferences, qualifications and limitations as the Board of Directors, in its discretion, may determine.

    The Fund does not have any current plans to make additional offerings of its shares other than pursuant to the Offer except that additional shares may be issued under the DRIP Plan. Offerings of additional shares will require approval of the Fund's Board of Directors and may require shareholder approval. Any such additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value of the Fund's shares (exclusive of any underwriting commission or discount) except in connection with an offering to existing stockholders or with the consent of the holders of a majority of the Fund's shares.

    Stockholders are entitled to one vote per share and do not have cumulative voting rights. Thus, holders of more than 50% of the shares voting for the election of directors have the power to elect 100% of the directors, and, if such event should occur, the holders of less than 50% of the shares voting for directors would not be able to elect any person or persons to the Board of Directors. In accordance with NYSE listing requirements, the Fund holds annual stockholder meetings.

                                                                          AMOUNT OUTSTANDING
                                                                       EXCLUSIVE OF AMOUNT HELD
                                              AMOUNT HELD BY THE FUND   BY THE FUND OR FOR ITS
   TITLE OF CLASS        AMOUNT AUTHORIZED      OR FOR ITS ACCOUNT             ACCOUNT
---------------------  ---------------------  -----------------------  ------------------------
    Common Stock         30,000,000 shares              0                10,815,688 shares

REPURCHASE OF SHARES AND CONVERSION TO OPEN-END INVESTMENT COMPANY

    Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that the Fund's shares may trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value, either by repurchasing Fund shares in the open market when it can do so at prices below the current net asset value per share, or by making a tender offer for shares of the Fund. The Board of Directors will consider making such repurchases or tender offers on a quarterly basis. There is no assurance that the Directors will approve such repurchases and/or tender offers.

    There can be no assurance that repurchasing or tendering for shares of the Fund will result in the shares trading at a price equal to their net asset value. The Fund anticipates that the market price of its shares will vary from net asset value from time to time. When the Fund repurchases its shares in the market at a price below their net asset value, the net asset value per share of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively. The market price of the Fund's shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

    Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and tenders of shares. SEE "Investment Restrictions." However, the payment of interest on such borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

    Any tender offer by the Fund will be made at a price based upon the net asset value of the shares at the close of business on the last date of the tender offer. No repurchases of shares will be made by the Fund during a tender offer. Each offer will be made and shareholders notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized by the Fund's Board of Directors, a stockholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such stockholder (or attributed to him or her for federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any such service charges will not be deducted from the consideration paid for the tendered shares. During the period of a tender offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll-free telephone number.

    It is the Board of Directors' present policy (which may be changed by them) not to authorize share repurchases or accept tenders if (1) such transactions, if consummated, would result in delisting of the Fund's shares from the NYSE (the NYSE's stated policy is to consider delisting if the aggregate market value of a company's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), or cause the Fund to fail to qualify as a regulated investment company under the Code; (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's investments that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of existing market conditions and such liquidation would have an adverse effect on the net asset value of the Fund or cause adverse tax consequences to the detriment of the non-tendering Fund shareholders; or
(3) there is, in the judgment of the Directors, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by Japanese or U.S. federal or state authorities or any suspension of payment by banks in Japan, the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by U.S. federal or state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or Japan, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders. The Directors may modify these conditions in light of experience.

    Although the Directors believe that share repurchases generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease its total assets and therefore may increase the Fund's expense ratio.

    In addition, if Fund shares are trading at a discount from net asset value, the Board of Directors may also consider whether to submit to stockholders a proposal that the Fund be converted to an open-end investment company. Any such proposal would require the favorable votes of the Fund's outstanding shares then entitled to vote and of the Directors as specified below. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Board of Directors may, however, determine that the Fund should not take any action to convert the Fund to an open-end investment company. In light of the position of the Commission's staff that illiquid securities may not exceed 15% of total assets of a registered open-end investment company, any attempt to convert the Fund to such a company would have to take into account the percentage of illiquid securities in the Fund's portfolio at the time, and other factors. The Fund cannot predict whether on this basis it would be able to effect any such conversion or whether, if relief from the Commission's position was required, it could be obtained.

    Any decision by the Board of Directors to authorize a tender offer or share repurchase will depend on the Fund's ability to obtain financing for the transaction at a level which the Directors believe will have a significant beneficial effect on the remaining Fund stockholders.

ANTI-TAKEOVER PROVISIONS

    The Fund presently has provisions in its Amended and Restated Articles of Incorporation and Amended and Restated By-Laws (collectively, the "Charter Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's ability to engage in certain transactions or (iii) the ability of the Fund's Directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions in the Fund's Charter Documents may be regarded as "anti-takeover" provisions.

    The Board of Directors is divided into three classes, each having a term of three years. At the annual meeting of stockholders in each year, the term of one class expires. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to replace a majority of the Board of Directors. In addition, a Director may be removed from office only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter. Such a system of electing and removing Directors may have the effect of maintaining the continuity of the management and, thus, make it more difficult for the Fund's stockholders to change a majority of the Directors.

    Under the Fund's Amended and Restated Articles of Incorporation, the Board of Directors has the authority to classify or reclassify unissued shares of its capital stock with such rights, preferences, qualifications and limitations as the Board of Directors in its discretion, may determine.

    As permitted by the Maryland General Corporation Law ("MGCL") the Fund has elected to be subject to the provisions of Section 3-602 of the MGCL which deals with certain "business combinations" with "interested stockholders." An "interested stockholder" is defined, in essence, as any person owning beneficially, directly or indirectly, more than ten percent of the outstanding voting stock of a Maryland corporation. A "business combination" is defined to include, among other things, any merger or similar transaction subject to a statutory vote and additional transactions involving transfers of assets or securities in specified amounts to interested stockholders or their affiliates. Unless an exemption to Section 3-602 applies, the Fund may not engage in any business combination with an interested stockholder for a period of five years after the interested stockholder became an interested stockholder, and thereafter may not engage in a business combination unless it is recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by the holders of all outstanding voting stock of the Fund, and (ii) 66-2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than voting stock held by the interested stockholder.

    In addition, under the Fund's Amended and Restated Articles of Incorporation, the affirmative vote of the holders of at least 75% of the shares of the Fund then entitled to vote is required to approve, adopt or authorize the following:

    (i) a merger or consolidation of the Fund with or into another corporation,

    (ii) a sale, lease, exchange or other disposition to or with any entity or person of all or any substantial part of the assets of the Fund (except assets having an aggregate fair market value of less than $1,000,000 or such sale, lease or exchange in the context of the ordinary course of the Fund's investment activities),

    (iii) issuance or transfer of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities in connection with a public offering and securities issued pursuant to a dividend reinvestment plan adopted by the Fund or upon the exercise of any stock subscription rights distributed by the Fund,

    (iv) a liquidation or dissolution of the Fund, or

    (v) the conversion of the Fund from closed-end to open-end status,

    unless any of the foregoing actions or events have been previously approved, adopted or authorized by the affirmative vote of 75% of the Directors then in office. In any such case, the affirmative vote of the holders of 66-2/3% of the outstanding shares of the Fund or such higher percentage as may be specified in the MGCL or the 1940 Act would be required.

    The affirmative vote of 75% or more of the outstanding shares of the Fund then entitled to vote is required to amend any or all of the foregoing provisions and certain other provisions contained in the Charter Documents.

    The Board of Directors has determined that the super-majority voting requirements described above, which are greater than the minimum requirement under Maryland law or the 1940 Act, are generally in the best interests of shareholders. Reference should be made to the Amended and Restated Articles of Incorporation of the Fund on file with the Commission for the full text of these provisions.

    The provisions of the Charter Documents described above and the Fund's right to repurchase its shares (SEE "Repurchase of Shares and Conversion to Open-End Investment Company") could have the effect of depriving shareholders of the opportunity to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumptions of control by another entity or person.

                           DISTRIBUTION ARRANGEMENTS

    Daiwa Securities America Inc. will act as Dealer Manager for the Offer. The principal business address of Daiwa Securities America Inc. is Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005-3538. Under the terms and subject to the conditions contained in a Dealer Manager Agreement, dated the date of this prospectus, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of Rights. The Fund will pay the Dealer Manager a fee equal to 1.25% of the aggregate Subscription Price for the Shares issued upon exercise of the Rights for financial advisory and marketing services in connection with the Offer, including advice with respect to the availability, timing, size, and pricing of the Offer, the coordination of soliciting efforts among soliciting dealers, the Subscription Agent and the Information Agent, and market-making activities to facilitate a liquid and orderly market for the Rights and the Shares. The Fund has agreed to pay directly to the Dealer Manager and to each broker dealer who has executed and delivered a Soliciting Dealer Agreement and who has solicited the exercise of Rights, fees for their soliciting efforts (the "Soliciting Fees") equal to 2.50% of the aggregate Subscription Price per Share issued upon exercise of the Rights. The Fund has also agreed to reimburse the Dealer Manager for its out-of-pocket expenses in connection with the Offer up to an aggregate of $100,000. Soliciting Fees will be paid to the Dealer Manager or the broker dealer, as the case may be, designated on the applicable portion of the Subscription Certificate.

    In addition, the Fund, the Investment Manager and the Investment Adviser, will indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933.

    The Investment Manager and the Investment Adviser are affiliates of Daiwa Securities America Inc. Mr. Kimura, a Director of the Fund, and Mr. O'Keefe and Ms. Pineda, officers of the Fund, are also affiliated with Daiwa Securities America Inc.

    The Offer may be deemed to involve a distribution of the Fund's Common Stock for purposes of Regulation M. As such, until the distribution of the Common Stock pursuant to the Offer is completed, rules of the Commission may limit the ability of the Dealer Manager and the Soliciting Dealers to bid for and purchase the Common Stock. As an exception to these rules, the Dealer Manager and the Soliciting Dealers are permitted to engage in certain transactions that stabilize the price of the Common Stock. The Dealer Manager and the

Soliciting Dealers also are permitted to engage in certain stabilizing transactions in the Rights. Such stabilizing transactions may consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Common Stock or the Rights and may be effected on the NYSE, in the over-the-counter markets or otherwise.

    In general, purchases of a security for the purpose of stabilization could cause the price of the security to be higher than it might be in the absence of such purchases. The Fund, the Dealer Manager and the Soliciting Dealers make no representations or predictions as to the direction or magnitude of any effect that the transactions described above might have on the price of the Common Stock or the Rights. In addition, the Fund, the Dealer Manager and the Soliciting Dealers make no representation that the Dealer Manager or the Soliciting Dealers will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

              TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    PFPC Inc. (the "Transfer Agent") acts as the Fund's Dividend Paying Agent and as Transfer Agent and Registrar for the Fund's Common Stock. The principal business address of the Transfer Agent is PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027.

                                    EXPERTS

    The financial statements of the Fund for the fiscal year ended October 31, 2003 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP, is 1177 Avenue of the Americas, New York, New
York 10036.

                                 LEGAL MATTERS

    Certain legal matters in connection with this offering will be passed on for the Fund by Clifford Chance US LLP, New York, New York and for the Dealer Manager by Sidley Austin Brown & Wood LLP, New York, New York. With respect to all matters of Japanese law, counsel for the Fund and counsel for the Dealer Manager will rely on Mori Hamada & Matsumoto, Tokyo, Japan. Counsel for the Fund and counsel for the Dealer Manager will rely, as to matters of Maryland law, on Piper Rudnick LLP, Baltimore, Maryland.

    It is likely that foreign persons, such as the Japanese Custodian and foreign directors of the Fund, will not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding. The Fund has been advised by its Japanese counsel that judgments rendered by a non-Japanese court are enforceable by the courts of Japan without reexamination or relitigation of the matters adjudicated upon, provided that (i) the jurisdiction of such court is not denied under Japanese laws, (ii) the defendant either has been properly served by summons (other than by way of public notice) regarding the action or has appeared in such action, (iii) reciprocity exists with respect to the enforcement of a final judgment of a Japanese court by the non-Japanese court, and (iv) the judgment of the non-Japanese court to be executed in Japan is not contrary to Japanese public policy.

    The books and records of the Fund required under U.S. law are maintained at the Fund's principal office in the United States and are subject to inspection by the Commission.

                             ADDITIONAL INFORMATION

    The Fund has filed with the Commission, Washington, D.C. 20549, a Registration Statement on Form N-2, with respect to the Shares offered hereby. Further information concerning the Rights, the Shares and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a website at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

    Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                          THE JAPAN EQUITY FUND, INC.

                         INDEX TO FINANCIAL STATEMENTS

                                                                PAGE
                                                              --------
Portfolio of Investments as of October 31, 2003.............     F-2

Statement of Assets and Liabilities as of October 31,
  2003......................................................     F-6

Statement of Operations for the year ended October 31,
  2003......................................................     F-7

Statement of Changes in Net Assets for the years ended
  October 31, 2003 and 2002.................................     F-8

Notes to Financial Statements...............................     F-9

Financial Highlights for a share of capital stock
  outstanding during each year ended October 31, 2003,
  2002, 2001, 2000 and 1999.................................    F-13

Report of Independent Accountants...........................    F-14

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

COMMON STOCKS--96.86%
--------------------------------------------------------------------------------


 SHARES                                                VALUE
--------                                            -----------
BANKS--5.45%
    267   Mitsubishi Tokyo Financial Group
           Inc. ..................................  $ 1,934,783
185,000   The Sumitomo Trust & Banking Co.,
           Ltd. ..................................    1,041,919
    130   UFJ Holdings, Inc.* ....................      560,448
                                                    -----------
                                                      3,537,150
                                                    -----------
CHEMICALS--5.48%
239,000   Denki Kagaku Kogyo Kabushiki Kaisha ....      732,214
 19,900   Hitachi Chemical Co., Ltd. .............      324,183
158,000   Mitsui Chemicals Inc. ..................      930,435
 20,000   Nifco Inc. .............................      258,118
 35,000   Shin-Etsu Chemical Co., Ltd. ...........    1,313,062
                                                    -----------
                                                      3,558,012
                                                    -----------
COMMERCE--0.89%
 67,000   Canon Sales Co., Inc. ..................      574,619
                                                    -----------
COMMUNICATION--9.75%
 20,200   Hitachi Information System, Ltd. .......      587,360
    130   KDDI Corp. .............................      711,888
    370   NTT Corp. ..............................    1,666,392
  1,110   NTT DoCoMo, Inc. .......................    2,423,225
  3,700   TIS Inc. ...............................      131,343
 50,000   Tokyo Broadcasting System, Inc. ........      807,650
                                                    -----------
                                                      6,327,858
                                                    -----------
CONSTRUCTION--1.54%
 55,000   Daiwa House Industry Co., Ltd. .........      598,331
103,000   Shimizu Corp. ..........................      401,532
                                                    -----------
                                                        999,863
                                                    -----------


SHARES                                                VALUE
--------                                            -----------
ELECTRIC APPLIANCES--17.36%
 42,000   ALPS Electric Co., Ltd. ................  $   710,017
 21,000   Canon Inc. .............................    1,024,766
 30,000   Casio Computer Co., Ltd. ...............      269,400
  9,800   Fanuc Ltd. .............................      594,185
185,000   Hitachi Ltd. ...........................    1,096,221
 55,000   Japan Radio Co., Ltd. ..................      268,391
 13,000   Kyocera Corp. ..........................      789,396
150,000   Matsushita Electric Industrial Co.,
           Ltd. ..................................    1,993,671
  9,000   NEC Electronics Corp. ..................      698,404
 40,000   Nippon Chemi-con Corp. .................      159,604
  2,700   Rohm Co., Ltd. .........................      367,034
 61,000   Sharp Corp. ............................      968,547
 50,000   Taiyo Yuden Co., Ltd. ..................      729,224
  8,500   TDK Corp. ..............................      561,365
170,000   Toshiba Corp. ..........................      687,672
 30,000   Yokogawa Electric Corp. ................      353,605
                                                    -----------
                                                     11,271,502
                                                    -----------
ELECTRIC POWER & GAS--1.33%
 10,000   Kansai Electric Power Co., Inc. ........      174,280
200,000   Tokyo Gas Co., Inc. ....................      691,616
                                                    -----------
                                                        865,896
                                                    -----------
FOODS--0.80%
 60,000   Fuji Oil Co., Ltd. .....................      520,638
                                                    -----------
GLASS & CERAMIC PRODUCTS--1.07%
 60,000   NGK Insulators, Ltd. ...................      413,319
  7,000   Nippon Electric Glass Co., Ltd. ........      129,701
 80,000   Sumitomo Osaka Cement Co., Ltd. ........      148,964
                                                    -----------
                                                        691,984
                                                    -----------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2003
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                VALUE
--------                                            -----------
INSURANCE--0.70%
 97,000   Nissay Dowa General Insurance Co.,
           Ltd. ..................................  $   453,770
                                                    -----------
IRON & STEEL--2.76%
550,000   Kobe Steel, Ltd.* ......................      711,337
355,000   Nippon Steel Corp. .....................      735,920
170,000   Nisshin Steel Co., Ltd. ................      341,497
                                                    -----------
                                                      1,788,754
                                                    -----------
LAND TRANSPORTATION--1.44%
     40   East Japan Railway Co. .................      182,719
 56,000   Yamato Transport Co., Ltd. .............      750,468
                                                    -----------
                                                        933,187
                                                    -----------
MACHINERY--3.99%
 30,000   Amada Co., Ltd. ........................      130,710
 85,000   Komatsu Ltd. ...........................      463,906
130,000   Mitsubishi Heavy Industries, Ltd. ......      360,117
180,000   NSK Ltd. ...............................      747,936
 11,000   Ricoh Co., Ltd. ........................      210,374
 33,200   THK Co., Ltd. ..........................      679,105
                                                    -----------
                                                      2,592,148
                                                    -----------
MARINE TRANSPORTATION--0.69%
110,000   Mitsui O.S.K. Lines, Ltd. ..............      451,018
                                                    -----------
METAL PRODUCTS--0.85%
 30,000   NHK Spring Co., Ltd. ...................      137,865
 23,000   Tostem Inax Holding Corp. ..............      413,291
                                                    -----------
                                                        551,156
                                                    -----------
NON-FERROUS METALS--1.66%
 85,000   Fujikura Ltd. ..........................      515,364
140,000   Mitsui Mining & Smelting Co., Ltd. .....      565,034
                                                    -----------
                                                      1,080,398
                                                    -----------


SHARES                                                VALUE
--------                                            -----------
OTHER FINANCING BUSINESS--1.73%
 52,000   Hitachi Capital Corp. ..................  $   703,541
  2,870   SFCG Co., Ltd. .........................      421,734
                                                    -----------
                                                      1,125,275
                                                    -----------
OTHER PRODUCTS--1.82%
128,000   Toppan Printing Co., Ltd. ..............    1,183,489
                                                    -----------
PHARMACEUTICAL--3.44%
 37,000   Takeda Chemical Industries, Ltd. .......    1,320,216
 36,000   Yamanouchi Pharmaceutical Co., Ltd. ....      911,392
                                                    -----------
                                                      2,231,608
                                                    -----------
PRECISION INSTRUMENTS--0.51%
 40,000   Citizen Watch Co., Ltd. ................      330,582
                                                    -----------
REAL ESTATE--2.05%
142,000   Mitsui Fudosan Co., Ltd. ...............    1,332,471
                                                    -----------
RETAIL TRADE--6.43%
 13,000   Fast Retailing Co., Ltd. ...............      796,551
  2,000   Hard Off Corp. Co., Ltd. ...............       42,928
 53,400   Isetan Co., Ltd. .......................      557,413
 68,000   Marui Co., Ltd. ........................      870,739
  7,800   Matsumotokiyoshi Co., Ltd. .............      395,652
  4,500   Nitori Co., Ltd. .......................      289,351
 17,000   Otsuka Kagu Ltd. .......................      498,991
 69,000   Uny Co., Ltd. ..........................      724,051
                                                    -----------
                                                      4,175,676
                                                    -----------
RUBBER PRODUCTS--1.12%
260,000   Yokahama Rubber Co., Ltd. ..............      727,389
                                                    -----------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2003
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------


 SHARES                                                VALUE
--------                                            -----------
SECURITIES--4.06%
230,000   Nikko Cordial Corp. ....................  $ 1,251,055
 80,000   Nomura Holdings Inc. ...................    1,385,434
                                                    -----------
                                                      2,636,489
                                                    -----------
SERVICES--2.93%
  6,700   Meitec Corp. ...........................      241,524
  1,800   OBIC Co., Ltd. .........................      399,560
 13,500   Secom Co., Ltd. ........................      532,471
    100   The Goodwill Group, Inc. ...............      726,472
                                                    -----------
                                                      1,900,027
                                                    -----------
TEXTILE & APPAREL--1.82%
195,000   Mitsubishi Rayon Co., Ltd. .............      729,774
 40,000   Onward Kashiyma Co., Ltd. ..............      452,761
                                                    -----------
                                                      1,182,535
                                                    -----------
TRANSPORTATION EQUIPMENT--9.38%
 40,000   Denso Corp. ............................      764,997
 20,000   Honda Motor Co., Ltd. ..................      796,184
140,000   Mazda Motor Corp. ......................      362,135
 15,000   Nissan Motor Co., Ltd. .................      169,510
 15,600   Shimano Inc. ...........................      300,495
 10,300   Showa Corp. ............................      102,981
 14,800   Toyota Industries Corp. ................      275,582
 98,000   Toyota Motor Corp. .....................    2,813,612
 44,000   Yamaha Motor Co., Ltd. .................      503,284
                                                    -----------
                                                      6,088,780
                                                    -----------
WAREHOUSING--1.35%
100,000   Mitsubishi Logistics Corp. .............      877,821
                                                    -----------


SHARES                                                VALUE
--------                                            -----------
WHOLESALE TRADE--4.46%
 15,000   Autobacs Seven
           Co., Ltd. .............................  $   330,215
  3,600   Kuroda Electric
           Co., Ltd. .............................      114,584
 63,000   Mitsubishi Corp. .......................      659,356
150,000   Mitsui & Co., Ltd. .....................    1,100,715
     91   Net One Systems Co., Ltd. ..............      687,800
                                                    -----------
                                                      2,892,670
                                                    -----------
Total Common Stocks
  (Cost--$57,173,942) ............................   62,882,765
                                                    -----------
---------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.23%
---------------------------------------------------------------
PRINCIPAL
 AMOUNT
 (000)
---------
U.S. DOLLAR TIME DEPOSIT--0.23%
    $149   Bank of New York Time Deposit, 0.05%,
            due 11/3/03
            (Cost--$149,229) ......................      149,229
                                                     -----------
Total Investments--97.09%
  (Cost--$57,323,171) .............................   63,031,994
Other assets less liabilities--2.91% ..............    1,886,378
                                                     -----------

NET ASSETS (Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to $6.00
  per share)--100.00% .............................  $64,918,372
                                                     ===========

------------------------

   *  Non-income producing securities.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2003
--------------------------------------------------------------------------------

-------------------------------------------
TEN LARGEST EQUITY
POSITIONS HELD
OCTOBER 31, 2003
-------------------------------------------

                                   PERCENT OF
ISSUE                              NET ASSETS
---------------------------------  ----------
Toyoto Motor Corp. ..............    4.33%
NTT DoCoMo, Inc. ................    3.73
Metsushita Electric Industrial
 Co., Ltd. ......................    3.07
Mitsubishi Tokyo Financial Group
 Inc. ...........................    2.98
NTT Corp. .......................    2.57
Nomura Holdings Inc. ............    2.13
Mitsui Fudosan Co., Ltd. ........    2.05
Takeda Chemical Industries,
 Ltd. ...........................    2.03
Shin-Etsu Chemical Co., Ltd. ....    2.02
Nikko Cordial Corp. .............    1.93

-------------------------------------------
TEN LARGEST EQUITY
CLASSIFICATIONS HELD
OCTOBER 31, 2003
-------------------------------------------

                                   PERCENT OF
INDUSTRY                           NET ASSETS
---------------------------------  ----------
Electric Appliances..............    17.36%
Communication....................     9.75
Transportation Equipment.........     9.38
Retail Trade.....................     6.43
Chemicals........................     5.48
Banks............................     5.45
Wholesale Trade..................     4.46
Securities.......................     4.06
Machinery........................     3.99
Pharmaceuticals..................     3.44

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$57,323,171).......................    $ 63,031,994
  Cash denominated in foreign currency
   (cost--$1,327,293)........................       1,325,093
  Receivable for securities sold.............       2,105,387
  Interest and dividends receivable..........         218,291
  Deferred rights expense....................          15,150
  Prepaid expenses...........................          33,891
                                                 ------------
    Total assets.............................      66,729,806
                                                 ------------
LIABILITIES
  Payable for securities purchased...........       1,704,890
  Accrued expenses and other liabilities.....         106,544
                                                 ------------
    Total liabilities........................       1,811,434
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................         108,157
  Paid-in capital in excess of par value.....     107,239,148
  Accumulated net realized loss on
   investments...............................     (48,137,844)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........       5,708,911
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 64,918,372
                                                 ============
        NET ASSET VALUE PER SHARE............    $       6.00
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $59,858)..................................    $   534,138
  Interest...................................             97
                                                 -----------
    Total investment income..................        534,235
                                                 -----------
EXPENSES:
  Investment management fee..................        242,485
  Administration fee.........................        120,904
  Custodian fees and expenses................         85,730
  Audit and tax services.....................         83,300
  Legal fees and expenses....................         75,177
  Reports and notices to shareholders........         49,843
  Insurance expense..........................         39,625
  Directors' fees and expenses...............         26,807
  Transfer agency fee and expenses...........         15,781
  Other......................................         47,840
                                                 -----------
    Total expenses...........................        787,492
                                                 -----------
Net investment loss..........................       (253,257)
                                                 -----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........     (5,224,636)
  Net realized foreign currency transaction
   gains.....................................        209,459
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................     21,082,931
  Net change in unrealized appreciation
   (depreciation) on assets and
   liabilities denominated in foreign
   currency..................................         (2,396)
                                                 -----------
Net realized and unrealized gains from
 investment activities and foreign
 currency transactions.......................     16,065,358
                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $15,812,101
                                                 ===========

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE YEARS ENDED
                                                         OCTOBER 31,
                                                 ---------------------------
                                                    2003            2002
                                                 -----------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $  (253,257)   $   (421,926)
  Net realized gain (loss) on:
    Investments..............................     (5,224,636)    (13,433,292)
    Foreign currency transactions............        209,459         (81,954)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........     21,082,931       2,524,336
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................         (2,396)          7,749
                                                 -----------    ------------
  Net increase (decrease) in net assets
   resulting from operations.................     15,812,101     (11,405,087)
                                                 -----------    ------------
NET ASSETS:
  Beginning of year..........................     49,106,271      60,511,358
                                                 -----------    ------------
  End of year................................    $64,918,372    $ 49,106,271
                                                 ===========    ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next
$30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI.

    In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended
October 31, 2003, there were no out-of-pocket expenses incurred by the Manager or the Adviser.

    At October 31, 2003, the Fund owed $23,022 to the Manager and the Manager informed the Fund that it owed the Adviser $13,813.

    Brokerage commissions of $21,224 were paid by the Fund to Daiwa Securities America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the year ended October 31, 2003. At October 31, 2003, the Fund had unsettled purchases of $487,305 and unsettled sales of $913,349 with this affiliate, such amounts are included in "Payable for securities purchased" and "Receivable for securities sold", respectively, in the Statement of Assets and Liabilities.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the year ended
October 31, 2003, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and has appointed Sumitomo Mitsui Banking Corporation (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the year ended October 31, 2003, DSTC and the Sub-Custodian earned $29,105 and $56,625, respectively, as compensation for custodial service to the Fund.

    At October 31, 2003, the Fund owed $10,897 and $3,150 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $2,974 payable to the Sub-Custodian.

    During the year ended October 31, 2003, the Fund paid or accrued $75,177 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 2003 was substantially the same as the cost of securities for financial statement purposes. At October 31, 2003, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $5,708,823 was composed of gross appreciation of $8,779,851 for those investments having an excess of value over cost, and gross depreciation of $3,071,028 for those investments having an excess of cost over value. For the year ended October 31, 2003, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $42,867,805 and $43,850,776, respectively.

    In order to present undistributed net investment income and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par value, undistributed net investment income and accumulated net realized loss on investments.

    For the year ended October 31, 2003, the adjustments were to decrease net investment loss by $253,257, increase accumulated net realized loss on investments by $209,459 and decrease paid-in capital in excess of par by $43,798, primarily relating to the Fund's net operating loss for the year ended October 31, 2003 and the reclassification of realized foreign currency gains. Net investment income, net realized losses and net assets were not affected by this change.

    At October 31, 2003, the Fund had a remaining capital loss carryover of $48,137,844, of which $6,264,639 expires in the year 2005, $16,909,841 expires in the year 2006, $6,225,150 expires in the year 2009, $13,474,882 expires in the year 2010 and $5,263,332 expires in the year 2011 available to offset future net capital gains.

    As of October 31, 2003, the Fund had no distributable earnings.

CAPITAL STOCK

    There are 30,000,000 shares of $.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at October 31, 2003, Daiwa Securities America Inc. an affiliate of the Manager, Adviser and DSTC owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

SUBSEQUENT EVENT

    On November 10, 2003, the Fund announced that it will issue to stockholders of record as of December 4, 2003 (the "Record Date") one transferable right for each share of common stock held (the "Offering"). Three rights will entitle the holder to purchase one share of common stock at the subscription price. The subscription price will not be determined until December 23, 2003, the expiration date of the Offering (the "Expiration Date") and will equal 90% of the average of the closing price of the Fund's common stock on the New York Stock Exchange on the Expiration Date of the Offering and the four immediately preceding trading days, with a requirement that the price be no lower than 95% of the net asset value per share of common stock of the Fund at the Expiration Date. If all subscription rights are exercised, the Fund will issue approximately 3,605,229 shares of its common stock in the Offering.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                     FOR THE YEARS ENDED OCTOBER 31,
                                                             2003       2002       2002       2000       1999
                                                           --------   --------   --------   --------   --------
Net asset value, beginning of year......................   $ 4.54     $ 5.59     $ 8.35     $ 9.39     $ 6.08
                                                           -------    -------    -------    -------    -------
Net investment loss.....................................    (0.02)     (0.04)     (0.04)     (0.04)     (0.01)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions..........     1.48      (1.01)     (2.72)     (1.00)      3.32
                                                           -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations........................................     1.46      (1.05)     (2.76)     (1.04)      3.31
                                                           -------    -------    -------    -------    -------
Net asset value, end of year............................   $ 6.00     $ 4.54     $ 5.59     $ 8.35     $ 9.39
                                                           =======    =======    =======    =======    =======
Per share market value, end of year.....................   $ 7.160    $ 4.150    $ 4.990    $ 7.063    $ 9.813
                                                           =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year....    72.53 %   (16.83)%   (29.35)%   (28.02)%    42.73 %
  Based on net asset value at beginning and end
   of year..............................................    32.16 %   (18.78)%   (33.05)%   (11.08)%    54.44 %
Ratios and supplemental data:
  Net assets, end of year (in millions).................   $ 64.9     $ 49.1     $ 60.5     $ 90.3     $101.6
  Ratios to average net assets of:
    Expenses............................................     1.50 %     1.44 %     1.12 %     0.96 %     1.08 %
    Net investment loss.................................    (0.48)%    (0.74)%    (0.51)%    (0.48)%    (0.11)%
  Portfolio turnover....................................    84.00 %    76.19 %    63.39 %    61.91 %    58.70 %

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To The Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 3, 2003

                                   APPENDIX A

                       [FORM OF SUBSCRIPTION CERTIFICATE]

        VOID IF NOT RECEIVED BY THE SUBSCRIPTION AGENT BEFORE 5:00 P.M.
           NEW YORK TIME ON THE EXPIRATION DATE OF DECEMBER 23, 2003

CONTROL NO.                MAXIMUM PRIMARY SUBSCRIPTION SHARES AVAILABLE

                          THE JAPAN EQUITY FUND, INC.
                      SUBSCRIPTION RIGHTS FOR COMMON STOCK

Dear Stockholder:

    IN ORDER TO EXERCISE YOUR RIGHTS, YOU MUST COMPLETE BOTH SIDES OF THE TEAR-OFF CARD BELOW.
    As the registered owner of the Subscription Certificate below, you are entitled to subscribe for the number of shares of Common Stock, $.01 par value ("Shares"), of The Japan Equity Fund, Inc. (the "Fund"), shown above pursuant to the Primary Subscription and upon the terms and conditions and at the Subscription Price for each Share specified in the Prospectus relating thereto. The Rights represented hereby include the Over-Subscription Privilege for record date Rights Holders, as described in the Prospectus. Under the Over-Subscription Privilege, any number of additional Shares may be purchased by a record date Rights Holder if such Shares are available and such Rights Holder has fully exercised his or her Primary Subscription Rights.
    Registered owners who are participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will receive their Primary Subscription Shares and Over-Subscription Shares via an uncertificated share credit to their existing accounts. TO REQUEST A STOCK CERTIFICATE, PARTICIPANTS IN THE PLAN MUST CHECK BOX D ON THE REVERSE SIDE OF THE RIGHTS CERTIFICATE BELOW.
    Stock certificates for Shares purchased pursuant to the Primary Subscription will be delivered as soon as practicable after receipt of the required completed Subscription Certificate and after full payment has been received and cleared. Generally, this will occur subsequent to the Confirmation Date. Shares, however, may be issued to the Dealer Manager pursuant to the exercise of Rights in the Primary Subscription promptly after exercise and payment as permitted in the Subscription Agent Agreement between the Fund and the Subscription Agent. Stock certificates for Shares purchased pursuant to the Over-Subscription Privilege and confirmation statements reflecting uncertificated share credits for dividend reinvestment accounts will be delivered as soon as practicable after the Expiration Date and after all allocations have been effected.

                THE PRIMARY SUBSCRIPTION RIGHTS ARE TRANSFERABLE

    PAYMENT MUST BE IN UNITED STATES DOLLARS. ONLY MONEY ORDERS OR CHECKS DRAWN ON A BANK LOCATED IN THE UNITED STATES AND MADE PAYABLE TO "THE JAPAN EQUITY FUND, INC." WILL BE ACCEPTED. PLEASE REFERENCE YOUR RIGHTS CARD CONTROL NUMBER ON YOUR CHECK, MONEY ORDER, OR NOTICE OF GUARANTEED DELIVERY.

              THE DOCUMENT BELOW IS YOUR SUBSCRIPTION CERTIFICATE

CUSIP No. 710571252

        VOID IF NOT RECEIVED BY THE SUBSCRIPTION AGENT BEFORE 5:00 P.M.
           NEW YORK TIME ON THE EXPIRATION DATE OF DECEMBER 23, 2003

1. Control No.                         2. Rights Represented by this Subscription Certificate
                                       3. Maximum Primary Shares Available

                          THE JAPAN EQUITY FUND, INC.
                      SUBSCRIPTION RIGHTS FOR COMMON STOCK
          (COMPLETE APPROPRIATE SECTION ON REVERSE SIDE OF THIS FORM)

    The registered holder (the "Holder") of this Subscription Certificate, named below, or assignee, is entitled to the number of Rights to subscribe for shares of the Common Stock, $.01 par value (the "Shares"), of The Japan Equity
Fund, Inc. (the "Fund") shown above, in the ratio of one Share for each three Rights, pursuant to the Primary Subscription and upon the terms and conditions and at the price for each Share specified in the Prospectus relating thereto. To subscribe for Shares the Holder must present to PFPC Inc. (the "Subscription Agent"), prior to 5:00 p.m., New York time, on the Expiration Date of December 23, 2003, either: (a) a properly completed and executed Subscription Certificate and a money order or check drawn on a bank located in the United States and payable to "The Japan Equity Fund, Inc." for an amount equal to the number of Shares subscribed for under the Primary Subscription (and, if such Holder is a Record Date Shareholder electing to exercise the Over-Subscription Privilege, under the Over-Subscription Privilege) multiplied by the Estimated Subscription Price; or (b) a Notice of Guaranteed Delivery guaranteeing delivery of (i) a properly completed and executed Subscription Certificate and (ii) a money order or check drawn on a bank located in the United States and payable to "The Japan Equity Fund, Inc." for an amount equal to the number of Shares subscribed for under the Primary Subscription (and, if such Holder is a Record Date Shareholder electing to exercise the Over-Subscription Privilege, under the Over-Subscription Privilege) multiplied by the Estimated Subscription Price (which certificate and full payment must then be delivered by the close of business on the fifth Business Day after the Expiration Date). Under the Over-Subscription Privilege, as described in the Prospectus, any number of additional Shares may be purchased by a Record Date Stockholder if such Shares are available and the owner's Primary Subscription Rights have been fully exercised and the PRO RATA allocation requirements have been satisfied. Any excess payment to be refunded by the Fund to a Record Date Shareholder who is not allocated the full amount of Shares subscribed for pursuant to the Over-Subscription Privilege will be returned to him or her by mail by the Subscription Agent as soon as practicable. An exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a Notice of Guaranteed Delivery or a money order or check. This Subscription Certificate may be transferred, in the same manner and with the same effect as in the case of a negotiable instrument payable to specific persons, by duly completing and signing the assignment on the reverse side hereof. Capitalized terms used but not defined in this Subscription Certificate shall have the meanings assigned to them in the Prospectus, dated December 5, 2003, relating to the Rights. To subscribe pursuant to the Primary Subscription or the Over-Subscription Privilege, three Rights and the Estimated Subscription Price, which is $6.53, are required for each Share. Payment of U.S. $6.53 per Share must accompany the Subscription Certificate. See reverse side for forms.

                                        THE JAPAN EQUITY FUND, INC.

                                         By:
                                         ---------------------------------------

          (Complete appropriate section on reverse side of this form)

TO SUBSCRIBE FOR YOUR PRIMARY SUBSCRIPTION SHARES PLEASE COMPLETE LINE "A" ON THE CARD BELOW.

Example:

29 shares = 30 Rights. Note that Rights will be rounded up to the next whole number evenly divisible by three.

30 Rights divided by 3 = 10 Primary Subscription Shares. The maximum number of Primary Subscription Shares would be 10. Fractional shares will be dropped.

 A.       30          DIVIDED BY 3 =          10         X     $6.53        =     $65.30
     ------------                        ------------       ------------       ------------
       (No. of                             (No. of           (Estimated        (Payment to
       Rights)                             Shares)          Subscription       be Remitted)
                                                               Price)

If you are not exercising in full your Primary Subscription Right, check box "F" below and we will attempt to sell any remaining unexercised Rights.

Please note that $6.53 is an estimated price only. The Subscription Price will be determined on December 23, 2003, the Pricing Date (which is the same as the Expiration Date, unless extended), and could be higher or lower than the Estimated Subscription Price depending on the changes in the net asset value and share price of the Common Stock. Within 12 Business Days after the Expiration Date, the Subscription Agent will notify each Exercising Rights Holder of any additional amount payable by such Holder to the Fund or any excess to be refunded by the Fund to such Holder, in each case based on the Subscription Price as determined on the Expiration Date.

TO SUBSCRIBE FOR ANY SHARES AVAILABLE UNDER THE OVER-SUBSCRIPTION PRIVILEGE, PLEASE COMPLETE LINE "B" BELOW.

PLEASE NOTE: ONLY RECORD DATE SHAREHOLDERS WHO HAVE EXERCISED THEIR PRIMARY SUBSCRIPTION IN FULL MAY EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE.

PAYMENT OF SHARES: Full payment or a Notice of Guaranteed Delivery for both the Shares purchased pursuant to Primary Subscription and Over-Subscription Privilege must accompany this subscription. Please reference your rights card control number on your check, money order, or Notice of Guaranteed Delivery.

Return Subscription Certificate by hand, first class mail or overnight courier to: PFPC Inc.

      BY FIRST CLASS MAIL:          BY EXPRESS MAIL OR OVERNIGHT                BY HAND:
           PFPC Inc.                          COURIER:                  Securities Transfer and
        P.O. Box 859208                      PFPC Inc.                 Reporting Services, Inc.
    Braintree, MA 02185-9208             161 Bay State Road           ATTN: The Japan Equity Fund
                                        Braintree, MA 02184           100 Williams Street Galleria
                                                                           New York, NY 10038

If the aggregate Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of Shares that such stockholder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of Shares to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Right (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by a Record Date Shareholder exceeds the amount necessary to purchase the number of Shares for which the Record Date Shareholder has indicated an intention to subscribe, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

PLEASE FILL IN ALL APPLICABLE INFORMATION      EXPIRATION DATE: DECEMBER 23,
2003 (UNLESS EXTENDED)                         PFPC INC.

A.   Primary                        DIVIDED BY 3 =                     X     $6.53        =  $             E.   The following
     Subscription  ------------                        ------------       ------------       ------------       Broker Dealer
     (three          (Rights                             (No. of           (Estimated                           is being
     Rights = 1     Exercised)                            Shares          Subscription Price)                   designated as
     Share)                                             Requested)                                              having been
                                                                                                                instrumental
                                                                                                                in the
                                                                                                                exercise of
                                                                                                                this
                                                                                                                Subscription
                                                                                                                Right:
                                                                                                           / /  Daiwa
                                                                                                                Securities
                                                                                                                America Inc.
                                                                                                           / /
                                                                                                           Representative name
                                                                                                           Please be sure to
B.   Over-Subscription                                                 X     $6.53        =  $             complete Line E
     Privilege                                         ------------       ------------       ------------  above before
                                                         (No. of           (Estimated
                                                          Shares          Subscription Price)              submitting this
                                                        Requested)                                         Subscription
                                                                                                           Certificate.

C.   Amount of Check Enclosed (A + B) (and amount to be inserted in                       =  $             F.   Sell any
     Notice of Guaranteed Delivery, if applicable)                                           ------------       remaining
                                                                                                                Rights / /

D.   If you currently reinvest your dividends pursuant to the Plan and wish to receive                     G.   Sell all of my
     a certificate, check here / /                                                                              Rights / /

--------------------------------------------------------------------------------

SECTION 1. TO SUBSCRIBE: I hereby irrevocably subscribe for the number of Shares indicated as the total of A and B hereon upon the terms and conditions specified in the Prospectus relating to the Primary Subscription Right and Over-Subscription Privilege, receipt of which is acknowledged. I hereby agree that if I fail to pay for the Shares of Common Stock for which I have subscribed, the Fund may exercise any of the remedies set forth in the Prospectus.

    TO SELL: If I have checked either the box on line F or on line G, I authorize the sale of Rights by the Subscription Agent according to the procedures described in the Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature(s) of Subscriber(s)/Seller(s)

--------------------------------------------------------------------------------
Address for delivery of Shares if other than shown on front

If permanent change of address, check here / /

PLEASE GIVE YOUR TELEPHONE         (   )                                         DAY
NUMBER:                            ------------------------------------------------

                                   (   )                                   EVENING
                                   ------------------------------------------------

SECTION 2. TO TRANSFER RIGHTS (except pursuant to F or G above): For value received, _____ of the Rights represented by this Subscription Certificate are assigned to:

------------------------------------------------------------------------------
(Print Full Name of Assignee)                             social security number

------------------------------------------------------------------------------
(Print Full Address)

------------------------------------------------------------------------------
(Print Full Address)

------------------------------------------------------------------------------
Signature(s) of Assignor(s)

IMPORTANT:        The signature(s) must correspond in every particular, without alteration, with the name(s) as printed on your Subscription
                  Certificate.
Your Signature must be guaranteed by an Eligible Guarantor Institution as that term is defined under Rule 17Ad-15 of the Securities Exchange Act of 1934, which may include:
 a) a commercial bank or trust company, or
 b) a member firm of a domestic stock exchange, or
 c) a savings bank or credit union.

Signature
           ---------------------------------------------------------------------
Guaranteed (Name of Bank or Firm)
By
     ---------------------------------------------------------------------------
(Signature of Officer and Title)

                                   APPENDIX B

                    [FORM OF NOTICE OF GUARANTEED DELIVERY]

          NOTICE OF GUARANTEED DELIVERY FOR SHARES OF COMMON STOCK OF
                          THE JAPAN EQUITY FUND, INC.
               SUBSCRIBED FOR UNDER PRIMARY SUBSCRIPTION AND THE
                          OVER-SUBSCRIPTION PRIVILEGE

    As set forth in the Prospectus, this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of Common Stock of The Japan Equity Fund, Inc. subscribed for under the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or first class mail to the Subscription Agent.

                           THE SUBSCRIPTION AGENT IS:
                                   PFPC Inc.

         BY FIRST CLASS MAIL:                        BY FACSIMILE:
              PFPC Inc.                              (781) 380-3388
           P.O. Box 859208
       Braintree, MA 02185-9208

          BY EXPRESS MAIL OR                      CONFIRM BY TELEPHONE
          OVERNIGHT COURIER:                    (781) 843-1833 Ext. 200
              PFPC Inc.
          161 Bay State Road
         Braintree, MA 02184

               BY HAND:
  Securities Transfer and Reporting
           Services, Inc.
     ATTN: The Japan Equity Fund
     100 Williams Street Galleria
          New York, NY 10038

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION
         OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER, OTHER THAN
            AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY

    The New York Stock Exchange member firm or bank or trust company which completes this form must communicate this guarantee and the number of Shares subscribed for in connection with this guarantee (separately disclosed as to the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery guaranteeing delivery of (a) payment in full for all subscribed Shares and (b) a properly completed and executed Subscription Certificate (which certificate and full payment must then be delivered no later than the close of business on December 31, 2003, the fifth business day after the Expiration Date) to the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date on December 23, 2003. Failure to do so will result in a forfeiture of the Rights.

                           (Continued on other side)

                                   GUARANTEE

    The undersigned, a member firm of The New York Stock Exchange, Inc. or a bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., New York time on December 31, 2003 of (a) a properly completed and executed Subscription Certificate and (b) payment of the full Subscription Price for Shares subscribed for on Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege as subscription for such Shares as indicated herein or in the Subscription Certificate.

1.    Primary            Number of Rights            Number of Primary Shares    Payment to be made in
      Subscription       exercised in connection     requested for which you     connection with Primary
                         with the Primary            are guaranteeing delivery   Subscription Shares:
                         Subscription:               of Rights and payment:      $
                         Rights  DIVIDED BY 3 =      Shares

2.    Over-                                          Number of Shares            Payment to be made in
      Subscription                                   requested for which you     connection with these
      Privilege                                      are guaranteeing payment:   Shares:
                                                     Shares                      $

3.    Totals             Total number of Rights to                               Total Amount of Check or
                         be delivered:                                           Money Order enclosed:
                         Rights                                                  $

Method of delivery (circle one):

(a)  Direct to PFPC Inc., as Subscription Agent

(b)  Through a Depository [             ]
                     (Name of Depository)

A representative of PFPC Inc. will phone you with a Protect Identification Number for this guarantee. This number needs to be referenced on any direct delivery of rights or any delivery through a Depository. In addition, please note that if you are guaranteeing for Over-Subscription Shares and are a Depository participant, you must also execute and forward to PFPC Inc. a Nominee Holder Over-Subscription Exercise Form and a Beneficial Owner Listing Certificate Form.

----------------------------------------------   ----------------------------------------------
Name of Firm                                     Authorized Signature

----------------------------------------------   ----------------------------------------------
Address                                          Title

----------------------------------------------   ----------------------------------------------
Address                                          Name (Please Type or Print)

----------------------------------------------   ----------------------------------------------
Contact Number                                   Telephone Number

----------------------------------------------   ----------------------------------------------
Department                                       Date

                                   APPENDIX C

            [FORM OF NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM]

                          THE JAPAN EQUITY FUND, INC.
                                RIGHTS OFFERING

                 NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM
           PLEASE COMPLETE ALL APPLICABLE INFORMATION AND RETURN TO:

      BY FIRST CLASS MAIL           EXPRESS MAIL OR OVERNIGHT                BY HAND:
         To: PFPC Inc.                      COURIER:                To: Securities Transfer and
        P.O. Box 859208                   To: PFPC Inc.              Reporting Services, Inc.
   Braintree, MA 02185-9208            161 Bay State Road           ATTN: The Japan Equity Fund
                                       Braintree, MA 02184         100 Williams Street Galleria
                                                                        New York, NY 10038

THIS FORM IS TO BE USED ONLY BY DEPOSITORY PARTICIPANTS OR NOMINEE HOLDERS TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS, AS ISSUED BY THE JAPAN EQUITY FUND, INC. (THE "FUND"), FOR WHICH THE PRIMARY SUBSCRIPTION WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATES.

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND'S PROSPECTUS DATED DECEMBER 5, 2003 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE FUND'S INFORMATION AGENT.

VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 PM, NEW YORK TIME, ON DECEMBER 23, 2003, UNLESS EXTENDED BY THE FUND (THE "EXPIRATION DATE").

1. The undersigned hereby certifies to the Fund and the Subscription Agent that it is a participant in ____________ (Name of Depository) and that it has either
(i) exercised the Primary Subscription in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the Depository Account of the Subscription Agent or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Primary Subscription and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Subscription Agent.

2. The undersigned hereby exercises the Over-Subscription Privilege to purchase, to the extent available, Shares of the Fund's Common Stock and certifies to the Fund and the Subscription Agent that such Over-Subscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all Primary Subscription Rights have been exercised.

3. The undersigned understands that payment of the Estimated Subscription Price of $6.53 per Share for each Share of Common Stock subscribed for pursuant to the Over-Subscription Privilege must be received by the Subscription Agent at or before 5:00 p.m. New York time on the Expiration Date and represents that such payment, in the aggregate amount of $_________ (check appropriate box):

     / / has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above, or
     / / is being delivered to the Subscription Agent herewith, or has been delivered separately to the Subscription Agent; and, in
     / / the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):
          / /  uncertified check, or
          / /  certified check, or
          / /  bank draft, or
          / /  money order

----------------------------------------------
Primary Subscription Confirmation Number

----------------------------------------------
Participant Number

Contact Name:
----------------------------------------------

Phone Number:
----------------------------------------------

----------------------------------------------
Name of [   ] Participant

----------------------------------------------
Address

----------------------------------------------
Address                                                                 Zip Code

Dated:         By:
----------------------------------------------

Name:
----------------------------------------------

Title:
----------------------------------------------

For allocation purposes, the total number of Record Date Shares owned by the person on whose behalf this over-subscription is being exercised were Record Date Shares on December 4, 2003.

*PLEASE ATTACH A BENEFICIAL OWNER LISTING CONTAINING THE RECORD DATE POSITION OF PRIMARY RIGHTS OWNED, THE NUMBER OF PRIMARY SHARES SUBSCRIBED AND THE NUMBER OF OVER-SUBSCRIPTION SHARES, IF APPLICABLE, REQUESTED BY EACH SUCH OWNER.

                     BENEFICIAL OWNER LISTING CERTIFICATION

    The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of Common Stock, $0.01 par value ("Common Stock"), of The Japan Equity Fund, Inc. (the "Fund") pursuant to the Rights Offering (the "Offer") described and provided for in the Fund's Prospectus dated December 5, 2003 (the "Prospectus"), hereby certifies to the Fund and to PFPC Inc., as Subscription Agent for such Offer, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line.

                                      Number of Rights Exercised        Number of Shares Requested Pursuant
Number of Record Date Shares Owned    Pursuant to Primary Subscription  to Over-Subscription Privilege
1)
      -----------------------------   ------------------------------    --------------------------------
2)
      -----------------------------   ------------------------------    --------------------------------
3)
      -----------------------------   ------------------------------    --------------------------------
4)
      -----------------------------   ------------------------------    --------------------------------
5)
      -----------------------------   ------------------------------    --------------------------------
6)
      -----------------------------   ------------------------------    --------------------------------
7)
      -----------------------------   ------------------------------    --------------------------------
8)
      -----------------------------   ------------------------------    --------------------------------
9)
      -----------------------------   ------------------------------    --------------------------------
10)
      -----------------------------   ------------------------------    --------------------------------

------------------------------------------------
Name of Nominee Holder

By:
     --------------------------------------------
     Name:
     Title:

Dated: , 2003

Provide the following information if applicable:

----------------------------------------------
[       ] Participant Number

----------------------------------------------
Participant Number

Name of Broker:
----------------------------------------------

Address:
----------------------------------------------

                                   APPENDIX D

            [FORM OF CERTIFICATE AND REQUEST FOR ADDITIONAL RIGHTS]

                  THE JAPAN EQUITY FUND, INC. RIGHTS OFFERING
                CERTIFICATION AND REQUEST FOR ADDITIONAL RIGHTS

To Depository's Stock Dividend Department:

The undersigned bank, broker or other nominee holder of Rights (as defined
below) hereby certifies that it is the holder of record of        shares of
Common Stock, par value $0.01 per share, of The Japan Equity Fund, Inc. (the
"Fund") on behalf of       beneficial owner(s) at the close of business as of
December 4, 2003 (the "Record Date"), for the Offering of up to 3,605,229 shares of Common Stock pursuant to transferable subscription rights (the "Rights") being distributed to holders of Common Stock, as described in the Fund's Prospectus dated December 5, 2003, a copy of which the undersigned has received. Such holders shall receive one Right for each share of Common Stock held of record as of the close of business on the Record Date.

The undersigned further certifies that        beneficial owner(s), on whose
behalf it holds, as of the close of business on the Record Date        shares of
Common Stock registered in the name of the undersigned are each entitled to round up to the next number of Rights evenly divisible by three with the understanding that beneficial owners owning a number of shares of Common Stock that is not an integral multiple of three will receive additional Rights and that the final number of Rights to be credited to beneficial holder(s) will include such additional Rights to subscribe for one additional full Share of Common Stock at the Subscription Price, and accordingly the undersigned requests
an aggregate of        additional Rights to be credited to its Record Date
Rights position of such beneficial holders. The undersigned further certifies that each such beneficial owner is a bona fide beneficial owner of Common Stock, that such beneficial ownership is reflected on the undersigned's records and that all shares of Common Stock which, to the undersigned's knowledge, are beneficially owned by any such beneficial owner through the undersigned, have been aggregated in calculating the foregoing. The undersigned agrees to provide the Fund or its designee with such additional information as the Fund deems necessary to verify the foregoing provided that the information requested does not violate the request of confidentiality of any client. The expiration date for providing this information to the Fund will be on the close of business on December 17, 2003.

------------------------------------------------
Name of Nominee Holder

By:
     --------------------------------------------
     Name:
     Title:
     Address:
     Telephone number:

------------------------------------------------
Participant Number

Dated: , 2003

-------------------------------------------
                                     -------------------------------------------
-------------------------------------------
                                     -------------------------------------------

    YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT, AND THE DEALER MANAGER AND SOLICITING DEALERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE DEALER MANAGER AND SOLICITING DEALERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                            ------------------------

                               TABLE OF CONTENTS

                                              PAGE
                                            --------
Fee Table.................................      3
Financial Highlights......................      4
Trading and Net Asset Value Information...      5
Prospectus Summary........................      6
The Fund..................................     12
The Offer.................................     12
Risk Factors and Special Considerations...     21
Investment Objective and Policies.........     27
Investment Restrictions...................     28
The Tokyo Stock Exchange..................     29
Directors and Officers....................     40
Management of the Fund....................     44
Administration and Custodians.............     49
Expenses..................................     49
Portfolio Transactions and Brokerage......     49
Dividends and Distributions; Dividend
 Reinvestment and Cash Purchase Plan......     50
Taxation..................................     52
Net Asset Value...........................     56
Description of Common Stock...............     56
Distribution Arrangements.................     59
Transfer Agent, Dividend Paying Agent and
 Registrar................................     60
Experts...................................     60
Legal Matters.............................     60
Additional Information....................     60
Financial Statements......................    F-1
Appendix A................................    A-1
Appendix B................................    B-1
Appendix C................................    C-1
Appendix D................................    D-1

                            ------------------------

                                3,605,229 SHARES

                                      THE
                               JAPAN EQUITY FUND
                                      INC.
                                  COMMON STOCK

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                         DAIWA SECURITIES AMERICA INC.
                                DECEMBER 5, 2003

-------------------------------------------
                                     -------------------------------------------
-------------------------------------------
                                     -------------------------------------------